[7 SOLID SQUARE BULLETS]

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             LUTHERAN BROTHERHOOD
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               FAMILY OF FUNDS
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[ART OF 3D SQUARE WITH TREE, ACORN AND LEAF
ON EACH OF ITS THREE VISIBLE FACETS.]
Cross bar reads:
GROWTH [DIAMOND] INCOME [DIAMOND] STABILITY

            Annual Report
            October 31, 1996

[LUTHERAN BROTHERHOOD LOGO HERE]

LUTHERAN BROTHERHOOOD
SECURITIES CORP.

[PHOTO OF MR. BJELLAND OMITTED]



Our Message To You

Dear Shareholder,

We are pleased to provide you with the Annual Report for the Lutheran Brotherhood Family of Funds for the fiscal year ended October 31, 1996. Inside, you'll find an overview of economic and market conditions that affected the performance of stock, bond and money market securities during that time. The Report also includes portfolio reviews that explain how individual fund managers made the most of this climate, as well as audited financial statements for the LB Family of Funds.

In the last year, worries about inflation and interest rates made financial markets somewhat more volatile than their historical averages. Volatility aside, returns for investors still remained solid. In the fixed-income market, returns were near their historical averages. On the equity side, one-year returns were slightly lower than in the previous 12 months, but were still exceptional by historical standards.

During the year, the LB Family of Funds tried to make the most of the near-term investment opportunities that occurred in individual markets. As always, however, we maintained well-diversified portfolios of quality securities that tend to do well over time. By following this general strategy we hope to give investors competitive returns in a variety of different market environments.

After substantial market changes like those of the past year, it often makes sense to review your own portfolio. This is especially important if you're investing for long-term objectives, including retirement. By checking to see that your portfolio is still properly diversified and that your allocations still match your particular investment goals, you'll make it easier to accumulate the assets you'll need for retirement. With Americans living longer than ever before, and government programs feeling the burden of overextended assets, your personal retirement investments are more important than ever in assuring that you do not outlive your retirement assets.

We hope you will find this Annual Report helpful in understanding how your investments have performed in the last 12 months. If you have questions about the information inside, or wish to discuss any of the LB Family of Funds, please contact your LB representative. You can also call us toll-free at 1-800-328-4552, or locally at 612-339-8091.

Sincerely,

/s/ Rolf F. Bjelland

Rolf F. Bjelland
President and Chairman
Lutheran Brotherhood Family of Funds

[GRAPHIC OMITTED: DIAMOND WITH CROSSBAR, DIAMOND CONTAINS IMAGE OF ACORN, CROSSBAR CONTAINS THE WORD "GROWTH".]

 [GRAPHIC OMITTED: DIAMOND WITH CROSSBAR, DIAMOND CONTAINS IMAGE OF LEAF, CROSSBAR CONTAINS THE WORD "INCOME".]

[GRAPHIC OMITTED: DIAMOND WITH CROSSBAR, DIAMOND CONTAINS IMAGE OF TREE, CROSSBAR CONTAINS THE WORD "STABILITY".]



LUTHERAN BROTHERHOOD

FAMILY OF FUNDS

Annual Report
October 31, 1996

Portfolio Management Reviews

Economic and Market Overview

The fiscal year ended October 31, 1996, was a favorable one for the financial markets. Unexpectedly strong, sustainable growth in the Gross Domestic Product
(GDP), along with modest inflation, low interest rates, low unemployment and good corporate earnings helped the U.S. economy remain the largest, most stable and productive economy in the world. For international investors, European financial markets produced solid returns as Japan continued its steady economic recovery. Emerging markets such as Brazil, Mexico and Hong Kong posted strong performances, as well.

For this fiscal year, domestic stocks turned in an outstanding performance -- with the S&P 500 Index earning a total return of 24.07%. Foreign stocks lagged their U.S. counterparts, but produced a respectable 10.80% total return, based on Morgan Stanley's Europe, Australia, Far East (EAFE) Index. In the United States, bond market returns were closer to their historical averages -- with the Lehman Brothers Aggregate Bond Index returning 5.85%.

Positive Market Dynamics

In addition to a boost from solid economic growth, low inflation, low interest rates and good corporate earnings, the markets were influenced by other positive market conditions. Stocks benefited from strong investor demand, primarily in the form of mutual fund and other institutional investments, such as pension plans.

Both stocks and bonds benefited from stability in the Federal Reserve Board's monetary policies, which produced no major shifts during the year. In addition, there were no major spending or taxation initiatives from Congress, which watched economic growth shrink the 1996 federal budget deficit to 1.7% of GDP, down from 4.7% in 1992.

Some Bumps Along the Way

At the end of 1995 the economy was growing slowly, interest rates were falling, and Congress was discussing ways to balance the budget. In December, the Federal Reserve cut short-term rates from 5.75% to 5.5% to help support the economy. Expectations for further rate cuts, and for a balanced federal budget, pushed bond prices higher, decreasing the yield for 30-year Treasury bonds from 6.33% at the end of October to 5.94% by the end of 1995. With falling yields and further growth in corporate earnings, stock prices rose sharply, too.

Early in 1996, deficit reduction and balanced budget talks reached a stalemate in Washington. This shift in political winds, combined with stronger economic growth, low unemployment and concern that the Fed would raise rates, precipitated a gradual decline in bond prices that would last several months before beginning to rebound in the final two months leading to October 31.

Stocks experienced a brief correction that began in late June and early July as disappointing earnings reports from several large companies, especially in the technology sector, caused some caution among stock investors in the weeks that followed. However, by mid-September most stocks had recovered to their pre-July levels, and the major indexes were again setting new records.

Greater Stability Ahead

It now appears the annual growth rate for the economy will be a moderate, sustainable 2% to 3% in months to come. And, since there appears to be ample capacity for such growth, the rate of inflation should remain near 3%.

Occasional nervousness about inflation may cause temporary upticks in interest rates. However, we believe long-term interest rates will stabilize or perhaps edge a bit lower. If Congress balances the federal budget, the yield for 30-year Treasuries could push even lower than their 1995 levels. This decline in bond yields would mean further gains in bond prices.

As in the past, stocks will experience the periods of price volatility that accompany the ups and downs of corporate earnings estimates. However, the long-term outlook for stocks remains positive as long as low interest rates, low inflation and high productivity continue to feed the U.S. economy.


LB Opportunity Growth Fund

[GRAPHIC OMITTED: PHOTO OF Michael A. Binger]

Michael A. Binger is a Chartered Financial Analyst and was named portfolio manager for the LB Opportunity Growth Fund in October 1994. He has been with Lutheran Brotherhood since 1987. Prior to his current appointment, he served as portfolio manager for LB's Convertible Securities Portfolio.

Fund Objective: To seek long-term growth of capital by investing in small-company stocks.

With greater investor confidence in the economy, stocks of small companies performed quite well in the fiscal year ended October 31, 1996. After lagging the market at the end of 1995, small-company stocks offered attractive prices in the first half of 1996 as stock mutual fund managers looked for places to invest increasing flows of new cash.

Later in 1996, as market volatility drove investors to large-cap issues, the small-cap portion of the stock market tended to underperform, though many individual stocks of small companies continued to do well. Throughout the period we continued to emphasize issues with exceptional potential for growth, which helped the LB Opportunity Growth Fund earn strong returns that outpaced those for its market benchmark, as well as other funds in its class.

For the last 12 months, the Fund had a total return (based on NAV) of 21.27%. That compares to an average return of 20.43% for small-company growth mutual funds tracked by Lipper Analytical Services and a return of 16.60% for the Russell 2000 Index.

[GRAPHIC WORM CHART OMITTED:
Growth of $10,000                  January 31, 1993 - October 31, 1996]

INSET BOX ON CHART READS:

LB Opportunity Growth Fund
Annualized Total Returns*      Period Ending 10/31/96
-----------------------------------------------------
                            Since
Based on             Inception -- 1/8/93       1 Year
-----------------------------------------------------
Net Asset Value            19.77%               21.27%
Public Offering Price      18.18%               15.18%
-----------------------------------------------------


                                                     Lipper Average
                                                    Small Co. Growth
                 LBOGF     Russell 2000 Index         Stock Funds
  Month End      Total                  Total               Total
       Date      Value                  Value               Value
-----------    -------            -----------         -----------
    1/31/93     10,000                 10,000              10,000
    2/28/93      9,056                  9,769               9,608
    3/31/93      9,407                 10,086               9,934
    4/30/93      9,166                  9,809               9,619
    5/31/93      9,857                 10,243              10,127
    6/30/93     10,011                 10,307              10,206
    7/31/93      9,945                 10,449              10,263
    8/31/93     10,637                 10,900              10,737
    9/30/93     11,317                 11,208              11,076
   10/31/93     11,701                 11,497              11,232
   11/30/93     11,262                 11,122              10,886
   12/31/93     11,559                 11,503              11,348
    1/31/93     11,833                 11,863              11,650
    2/28/93     11,712                 11,820              11,643
    3/31/93     10,922                 11,197              11,014
    4/30/93     10,999                 11,263              11,016
    5/31/93     10,582                 11,137              10,778
    6/30/93      9,967                 10,762              10,388
    7/31/93     10,318                 10,938              10,451
    8/31/93     11,218                 11,547              11,048
    9/30/93     11,383                 11,508              11,285
   10/31/93     11,811                 11,462              11,275
   11/30/93     11,570                 10,999              10,848
   12/31/93     11,866                 11,295              11,265
    1/31/93     11,350                 11,153              11,229
    2/28/93     11,954                 11,617              11,539
    3/31/93     12,393                 11,816              11,892
    4/30/93     12,481                 12,079              12,050
    5/31/93     12,821                 12,286              12,232
    6/30/93     13,985                 12,924              12,880
    7/31/93     15,543                 13,669              13,823
    8/31/93     15,796                 13,962              14,062
    9/30/93     16,136                 14,212              14,375
   10/31/93     15,181                 13,577              13,864
   11/30/93     15,873                 14,147              14,366
   12/31/93     16,341                 14,521              14,592
    1/31/93     16,071                 14,505              14,520
    2/28/93     17,125                 14,957              15,088
    3/31/93     17,504                 15,267              15,450
    4/30/93     19,180                 16,084              16,600
    5/31/93     20,531                 16,717              17,262
    6/30/93     19,126                 16,030              16,594
    7/31/93     17,436                 14,631              15,222
    8/31/93     18,477                 15,481              16,109
    9/30/93     19,937                 16,086              16,919
   10/31/93     18,409                 15,839              16,601

Footnote reads:
As you compare performance, please note that the LB Opportunity Growth
Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.

Niches of Growth

During the period, we enjoyed strong performances in technology stocks such as Intermedia Communications, ACT Networks, Ace Communications, and S3 Inc. There were also good performances from stocks in the biotechnology, industrial manufacturing and health care areas -- as well as stocks of vacation timeshare firms like Fairfield Communities and Signature Resorts. Returns from these stocks far outweighed disappointing performances by stocks like Inference Corp. in the technology sector and MDL Information Systems in the health care sector.

As we looked for companies with strong growth potential, we kept sizable positions in technology stocks -- trading some electronics stocks during the period for issues of telecommunications and business services firms. We also built substantial holdings in biotechnology firms, which enhanced the Fund's performance. We maintained a large weighting in health care stocks and added to our holdings in financial stocks with shares of automobile financing firms.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Corporate Bonds             0.3%
Short-Term Securities       5.0%
Common Stocks              94.7%


Looking Ahead

If investors grow nervous about the economy again, and stock prices become more volatile, there may be some further weakening of small-cap stock prices in the near term. By historical measures, however, the longer-term prospects of small-company issues are bright.

In the months ahead, we will continue to look for well-managed companies whose sales and earnings have good growth potential regardless of the economic climate. We expect to give continued emphasis to technology, health care and biotech firms. If prices do weaken, we should have many opportunities to add shares in these areas at prices that are especially attractive.


[GRAPHIC OMITTED: Top 10 Holdings]

                                         % of
Top 10 Holdings                        Portfolio

ACT Networks Inc.                         3.2%

Memtec Limited                            2.6%

BMC Industries Inc.                       2.5%

DataWorks Corporation                     2.4%

Intermedia
Communications Inc.                       2.3%

Home Health Corp.
of America                                2.1%

Pure Atria Corp.                          2.1%

AXENT Technologies Inc.                   2.0%

Cannondale Corporation                    2.0%

US Diagnostic Labs Inc.                   1.9%

Footnote reads:
These holdings represent 23.1% of the Fund's total investment portfolio.



LB World Growth Fund


[GRAPHIC OMITTED: PHOTO OF MARTIN G. WADE]

Martin G. Wade is president of Rowe Price-Fleming, the investment subadvisor for the LB World Growth Fund. He leads a team of 12 portfolio managers who have managed the assets of the LB World Growth Fund since its inception in September of 1995. Mr. Wade has 28 years of experience in research and investment management, including 17 years with Rowe Price-Fleming.

Fund Objective: To seek long-term growth of capital by investing primarily in common stocks of established companies outside tbe U.S.


After underperforming for several years, foreign stock prices improved in the fiscal year ended October 31, 1996. Although returns for U.S. investors were pared somewhat by further strength in the dollar, stocks in Europe and Latin America advanced for most of the period. Stocks in Japan and other Pacific markets earned strong gains early in the period, then subsided in the months that followed.

During the period the LB World Growth Fund had a total return (based on NAV) of 12.53%. That compares to an average return of 10.73% for international stock mutual funds tracked by Lipper Analytical Services and a return of 10.80% for the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index.

Greater Focus on Smaller Markets

At the end of October 1995, Japanese stocks accounted for 21% of the Fund's assets -- a somewhat smaller position than Japanese stocks represented in the EAFE Index. European stocks, on the other hand, had a slightly greater position in the Fund than they did in the Index.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000 ]
(September 30, 1995 - October 31, 1996)


INSET BOX ON CHART READS:

LB World Growth Fund
Annualized Total Returns*      Period Ending 10/31/96
-----------------------------------------------------
                            Since
Based on             Inception -- 9/5/95       1 Year
-----------------------------------------------------
Net Asset Value            10.02%               12.53%
Public Offering Price       5.24%                6.95%
-----------------------------------------------------

                               Morgan Stanley      Lipper Average
                 LBWGF  Captial International  International Fund
  Month End      Total             EAFE Index        Stocks Total
       Date      Value            Total Value               Value
-----------    -------            -----------         -----------
    9/30/95   $ 10,000               $ 10,000            $ 10,000
   10/31/95      9,336                  9,734               9,790
   11/30/95      9,414                 10,008               9,893
   12/31/95      9,719                 10,413              10,203
    1/31/96      9,941                 10,458              10,413
    2/29/96     10,007                 10,495              10,443
    3/31/96     10,162                 10,721              10,625
    4/30/96     10,462                 11,035              10,957
    5/31/96     10,417                 10,834              10,899
    6/30/96     10,528                 10,898              10,975
    7/31/96     10,196                 10,582              10,581
    8/31/96     10,340                 10,607              10,691
    9/30/96     10,572                 10,892              10,919
   10/31/96     10,506                 10,783              10,829

Footnote reads:
As you compare performance, please note that the LB World Growth
Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

*See accompanying notes to Portfolio Management Reviews.

In the first half of the period we increased holdings in Japanese stocks to about 26% of the Fund's portfolio, though the portfolio remained underweighted in Japan versus the Index. This helped the Fund's performance later in the year, when Japanese stocks underperformed European stocks. In addition, by underweighting Japan we were able to invest in some established companies of the emerging markets. Consequently, the Fund enjoyed strong performances by stocks from Mexico, Brazil, and Hong Kong.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Short-Term Securities               5.5%
Common and Preferred Stocks        94.5

Although we trimmed positions in Europe to add issues from emerging markets, the Fund was slightly overweighted in Europe for most of the period. This increased the Fund's exposure to the positive returns of European stocks. The Fund also benefited from its specific selections of growth stocks in Europe.

A Positive Outlook

The outlook for economies abroad remains good, including a steady continuation of the Japanese recovery. The growth in corporate profits seems on track and could produce positive surprises in coming months that would help foreign stocks make further gains.

With the exception of Japan, stock valuations appear reasonable -- especially with recent declines in foreign interest rates. And after two disappointing years the developing markets look especially attractive. We expect to find selective investment opportunities in both Europe and Japan, and we look for the Pacific markets and Latin America to continue to grow going forward.


[GRAPHIC OMITTED: TOP 10 GEOGRAPHICAL HOLDINGS]

Top 10 Geographical                 % of
 Holdings                          Portfolio

Japan                                22.6%

United Kingdom                       16.0%

Netherlands                          10.5%

France                                7.9%

Hong Kong                             4.8%

Switzerland                           4.7%

Germany                               4.4%

Sweden                                2.7%

Malaysia                              2.5%

Spain                                 2.4%

Footnote reads:
These holdings represent 78.5%
of the Fund's total investment portfolio.



LB Fund

[GRAPHIC OMITTED: PHOTO OF JAMES M. WALLINE]

James M. Walline is a Chartered Financial Analyst and portfolio manager for the LB Fund. He is a vice president of Lutheran Brotherhood and has managed the Fund since 1994. He has been with Lutheran Brotherhood Research Corp. since its inception in 1970.

Fund Objective: To seek growth of capital and income by investing in the stocks of leading companies.

In the fiscal year ended October 31, 1996, stock investors moved quickly from one market sector to another as opinions on the outlook for various market sectors shifted. When the economy appeared to be weakening, investors abandoned technology stocks for economically defensive issues. And when the economy showed signs of strengthening, investors reversed themselves and began favoring cyclical issues.

After such "rotation" dampened the performance of the LB Fund in the first part of the period, we moved to reduce the impact of sector rotation on the Fund's portfolio by giving greater attention to stocks that can thrive in a variety of economic climates.

For the 12-month period, the Fund had a total return (based on NAV) of 17.61%. This compares with returns of 21.21% for the average growth and income mutual fund tracked by Lipper Analytical Services and 24.07% for the S&P 500 Index.

Focus on Core Holdings

When the period began about 80% of the LB Fund was invested in a "core group" of large companies that represented the leaders of their industries. Because of the quality of their products, management, and marketing strategies, these companies offer strong potential for long-term earnings growth. The remaining 20% of the Fund was invested in other large companies whose potential seemed especially strong in the near term.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000]
(October 31, 1986 - October 31, 1996)


INSET BOX ON CHART READS:

LB Fund
Annualized Total Returns*      Period Ending 10/31/96
--------------------------------------------------------
Based on                  10 Years   5 Year    1 Year
--------------------------------------------------------
Net Asset Value              11.09%   12.27%   17.61%
Public Offering Price        10.52%   11.13%   11.70%
--------------------------------------------------------

                                          Lipper Average
                    LBF        S & P 500  Growth & Income
  Month End       Total          Total             Total
       Date       Value          Value             Value
-----------     -------    -----------       -----------
   10/31/86      10,000         10,000            10,000
   11/30/86       9,724         10,241            10,149
   12/31/86       9,461          9,979             9,964
    1/31/87      10,253         11,324            10,989
    2/28/87      10,663         11,769            11,463
    3/31/87      10,782         12,109            11,625
    4/30/87      10,624         12,002            11,465
    5/31/87      10,669         12,104            11,521
    6/30/87      11,101         12,716            11,964
    7/31/87      11,539         13,363            12,417
    8/31/87      11,851         13,861            12,779
    9/30/87      11,560         13,557            12,559
   10/31/87       9,110         10,636            10,147
   11/30/87       8,562          9,756             9,572
   12/31/87       9,154         10,500            10,186
    1/31/88       9,361         10,956            10,600
    2/28/88       9,666         11,445            11,089
    3/31/88       9,353         11,098            10,921
    4/30/88       9,385         11,236            11,011
    5/31/88       9,398         11,309            11,023
    6/30/88       9,771         11,837            11,535
    7/31/88       9,659         11,807            11,458
    8/31/88       9,390         11,389            11,180
    9/30/88       9,753         11,878            11,568
   10/31/88       9,972         12,222            11,765
   11/30/88       9,819         12,027            11,597
   12/31/88      10,000         12,240            11,795
    1/31/89      10,696         13,148            12,473
    2/28/89      10,455         12,800            12,300
    3/31/89      10,733         13,105            12,552
    4/30/89      11,245         13,803            13,065
    5/31/89      11,636         14,333            13,506
    6/30/89      11,534         14,263            13,437
    7/31/89      12,610         15,565            14,346
    8/31/89      13,036         15,853            14,649
    9/30/89      12,997         15,790            14,582
   10/31/89      12,222         15,436            14,163
   11/30/89      12,630         15,735            14,376
   12/31/89      12,661         16,114            14,574
    1/31/90      11,741         15,047            13,743
    2/28/90      11,845         15,214            13,921
    3/31/90      12,180         15,627            14,217
    4/30/90      11,971         15,252            13,870
    5/31/90      13,259         16,708            14,947
    6/30/90      13,339         16,608            14,929
    7/31/90      13,271         16,567            14,812
    8/31/90      12,187         15,054            13,638
    9/30/90      11,543         14,324            12,972
   10/31/90      11,536         14,279            12,772
   11/30/90      12,142         15,184            13,521
   12/31/90      12,414         15,608            13,913
    1/31/91      13,023         16,304            14,588
    2/28/91      13,861         17,441            15,540
    3/31/91      14,113         17,870            15,901
    4/30/91      14,190         17,929            15,913
    5/31/91      14,840         18,676            16,552
    6/30/91      14,014         17,829            15,851
    7/31/91      14,736         18,682            16,516
    8/31/91      15,181         19,102            16,894
    9/30/91      14,928         18,784            16,742
   10/31/91      15,244         19,061            16,998
   11/30/91      14,689         18,269            16,328
   12/31/91      16,482         20,360            17,943
    1/31/92      16,236         20,003            17,940
    2/28/92      16,406         20,237            18,243
    3/31/92      15,990         19,844            17,927
    4/30/92      16,104         20,451            18,209
    5/31/92      16,253         20,521            18,321
    6/30/92      15,864         20,221            17,953
    7/31/92      16,348         21,073            18,553
    8/31/92      16,049         20,619            18,202
    9/30/92      16,274         20,860            18,419
   10/31/92      16,592         20,957            18,535
   11/30/92      17,299         21,640            19,219
   12/31/92      17,438         21,911            19,509
    1/31/93      17,773         22,114            19,729
    2/28/93      17,831         22,391            19,875
    3/31/93      18,346         22,865            20,388
    4/30/93      18,036         22,338            20,015
    5/31/93      18,486         22,899            20,483
    6/30/93      18,547         22,974            20,547
    7/31/93      18,387         22,906            20,528
    8/31/93      18,929         23,752            21,280
    9/30/93      18,898         23,569            21,267
   10/31/93      19,090         24,081            21,569
   11/30/93      18,594         23,826            21,276
   12/31/93      18,953         24,124            21,739
    1/31/94      19,628         24,961            22,418
    2/28/94      19,092         24,259            21,981
    3/31/94      18,164         23,207            21,060
    4/30/94      18,207         23,525            21,258
    5/31/94      18,411         23,870            21,462
    6/30/94      17,906         23,285            20,972
    7/31/94      18,444         24,075            21,549
    8/31/94      19,111         25,045            22,372
    9/30/94      18,789         24,429            21,876
   10/31/94      19,070         24,998            22,112
   11/30/94      18,293         24,071            21,298
   12/31/94      18,306         24,425            21,524
    1/31/95      18,750         25,077            21,832
    2/28/95      19,280         26,035            22,650
    3/31/95      19,626         26,813            23,232
    4/30/95      20,201         27,615            23,802
    5/31/95      20,864         28,678            24,570
    6/30/95      21,549         29,346            25,086
    7/31/95      22,507         30,341            25,909
    8/31/95      22,257         30,402            26,057
    9/30/95      23,096         31,682            26,862
   10/31/95      23,140         31,590            26,564
   11/30/95      24,210         32,951            27,733
   12/31/95      24,171         33,587            28,218
    1/31/96      24,851         34,753            28,986
    2/28/96      25,156         35,052            29,371
    3/31/96      25,284         35,395            29,747
    4/30/96      25,777         35,933            30,181
    5/31/96      26,223         36,821            30,749
    6/30/96      26,071         36,964            30,706
    7/31/96      24,812         35,345            29,392
    8/31/96      25,482         36,080            30,194
    9/30/96      26,813         38,104            31,583
   10/31/96      27,214         39,179            32,221

Footnote reads:
As you compare performance, please note that the LB World Growth
Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

*See accompanying notes to Portfolio Management Reviews.

While the Fund earned good returns from core technology stocks like Intel, Microsoft, IBM, and Oracle, and core financial stocks like Citicorp and Bank of New York, the returns from issues outside the core group were somewhat disappointing. Therefore, between July and September we systematically raised the core holdings to 100% of the Fund's portfolio. In doing so we added investments in industry leaders like Disney Co., Mattel, Eastman Kodak, Warner-Lambert and Elli Lily. At the same time, we matched the Fund's weightings in individual industries with those of the S&P 500 Index. Therefore, when the period ended, the Fund had 17.5% of its portfolio in consumer growth stocks, 14.5% in technology stocks and 14% in financial stocks.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

U.S. Treasury                       0.3%
Short-Term Securities               3.2%
Common Stocks                       96.5%

A Long-Term Strategy

With these changes, the LB Fund is focused on leading companies with attractive product development, distribution, and markets, as well as strong earnings prospects. We view these holdings as long-term investments with the potential for solid returns over time.

We think the portfolio is also well-positioned for near-term market conditions. If economic growth slows, investors should increasingly favor experienced companies with good earnings visibility. By emphasizing firms with a strong global, as well as domestic presence, the LB Fund is positioned to make the most of this environment.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                     % of
Top 10 Holdings                    Portfolio

Federal National Mortgage
Association                          2.1%

Dover Corp.                          2.1%

American International
Group Inc.                           2.1%

General Motors Corp.                 2.1%

Halliburton Co.                      2.1%

General Electric Co                  2.1%

Citicorp                             2.0%

Merck & Co. Inc.                     2.0%

Amoco Corp.                          2.0%

Disney (Walt) Co.                    2.0%

Footnote reads:
These holdings represent 20.6%
of the Fund's total investment portfolio.



LB High Yield Fund

[GRAPHIC OMITTED: PHOTO OF THOMAS N. HAAG]

Thomas N. Haag, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager for the LB High Yield Fund. He has managed the Fund since January 1992, and has been with LB since 1986.

Fund Objective: To seek high current income and growth of capital by investing primarily in high-yielding ("junk") corporate bonds.

High-yield bonds tend to outperform investment grade bonds when interest rates rise because they can offer better income even in the face of falling bond prices. This was a distinct advantage during the last fiscal year. As interest rates rose in the last year, high-yield bonds also benefited from continued growth in the economy. These factors helped the LB High Yield Fund earn a solid return for the fiscal year ended October 31, 1996.

During the period, the Fund had a total return (based on NAV) of 11.64%. This is comparable to the average return of 12.65% for high-yield bond mutual funds tracked by Lipper Analytical Services and 11.10% for the Lehman Brothers High-Yield Index.

Investment Strategy

At the start of the period, the Fund had significant holdings in zero-coupon securities issued by media and telecommunications firms. During the first half of the period, these investments benefited from falling interest rates and deregulation of the telecommunications industry. In the second half of the period, zero coupons underperformed as interest rates rose, supplies became excessive, and the media and telecommunications sector became less popular.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000]
(April 30, 1987 - October 31, 1996)


INSET BOX ON CHART READS:

LB High Yield Fund
Annualized Total Returns*         Period Ending 10/31/96
--------------------------------------------------------
                           Since
                         Inception
Based on                   4/3/87   5 Year    1 Year
--------------------------------------------------------
Net Asset Value            9.75%     12.71%   11.64%
Public Offering Price      9.16%     11.56%    6.01%
--------------------------------------------------------

                           Lehman High   Lipper Average
                 LBHYLD    Yield Index     High Current
  Month End       Total          Total            Total
       Date       Value          Value            Value
-----------     -------    -----------      -----------
     4/30/87     10,000         10,000           10,000
     5/31/87      9,462         10,072            9,942
     6/30/87      9,690         10,201           10,072
     7/31/87      9,729         10,228           10,100
     8/31/87      9,769         10,292           10,165
     9/30/87      9,468          9,968            9,920
    10/31/87      9,166          9,642            9,499
    11/30/87      9,453          9,919            9,721
    12/31/87      9,624         10,158            9,804
     1/31/88      9,979         10,498           10,107
     2/28/88     10,300         10,838           10,385
     3/31/88     10,181         10,725           10,344
     4/30/88     10,195         10,807           10,407
     5/31/88     10,167         10,823           10,434
     6/30/88     10,404         10,981           10,646
     7/31/88     10,468         11,053           10,752
     8/31/88     10,436         11,037           10,764
     9/30/88     10,545         11,176           10,861
    10/31/88     10,655         11,311           10,993
    11/30/88     10,655         11,378           11,008
    12/31/88     10,811         11,431           11,065
     1/31/89     11,029         11,633           11,256
     2/28/89     11,088         11,658           11,304
     3/31/89     10,998         11,567           11,265
     4/30/89     10,924         11,616           11,258
     5/31/89     11,168         11,841           11,421
     6/30/89     11,449         11,988           11,611
     7/31/89     11,409         11,972           11,627
     8/31/89     11,478         12,013           11,634
     9/30/89     11,241         11,811           11,452
    10/31/89     10,777         11,531           11,113
    11/30/89     10,712         11,508           11,058
    12/31/89     10,522         11,527           10,979
     1/31/90     10,200         11,279           10,697
     2/28/90      9,953         11,046           10,436
     3/31/90      9,995         11,336           10,558
     4/30/90      9,998         11,317           10,551
     5/31/90     10,326         11,535           10,782
     6/30/90     10,454         11,814           11,000
     7/31/90     10,639         12,132           11,228
     8/31/90     10,232         11,442           10,770
     9/30/90      9,778         10,606           10,227
    10/31/90      9,433         10,050            9,787
    11/30/90      9,584         10,363            9,826
    12/31/90      9,738         10,421            9,857
     1/31/91      9,794         10,708            9,995
     2/28/91     10,510         11,879           10,713
     3/31/91     11,010         12,579           11,246
     4/30/91     11,411         13,095           11,678
     5/31/91     11,514         13,118           11,750
     6/30/91     11,840         13,506           11,998
     7/31/91     12,171         13,939           12,356
     8/31/91     12,350         14,259           12,588
     9/30/91     12,546         14,457           12,800
    10/31/91     12,997         14,940           13,208
    11/30/91     13,196         15,018           13,331
    12/31/91     13,253         15,234           13,447
     1/31/92     13,867         15,771           13,980
     2/28/92     14,255         16,160           14,315
     3/31/92     14,513         16,360           14,536
     4/30/92     14,639         16,423           14,641
     5/31/92     14,868         16,654           14,855
     6/30/92     14,953         16,811           15,005
     7/31/92     15,212         17,065           15,274
     8/31/92     15,420         17,288           15,467
     9/30/92     15,578         17,464           15,627
    10/31/92     15,296         17,218           15,366
    11/30/92     15,562         17,435           15,593
    12/31/92     15,920         17,634           15,801
     1/31/93     16,573         18,147           16,230
     2/28/93     16,774         18,466           16,544
     3/31/93     17,097         18,705           16,871
     4/30/93     17,165         18,867           17,005
     5/31/93     17,456         19,092           17,273
     6/30/93     17,994         19,493           17,674
     7/31/93     18,138         19,682           17,849
     8/31/93     18,282         19,847           17,981
     9/30/93     18,275         19,899           18,037
    10/31/93     18,848         20,301           18,441
    11/30/93     18,918         20,398           18,559
    12/31/93     19,241         20,651           18,833
     1/31/94     19,808         21,099           19,282
     2/28/94     19,740         21,045           19,245
     3/31/94     19,008         20,249           18,625
     4/30/94     18,717         20,111           18,355
     5/31/94     18,790         20,121           18,397
     6/30/94     18,802         20,184           18,372
     7/31/94     18,650         20,355           18,339
     8/31/94     18,787         20,500           18,350
     9/30/94     18,699         20,502           18,350
    10/31/94     18,759         20,551           18,331
    11/30/94     18,308         20,292           18,086
    12/31/94     18,224         20,442           18,107
     1/31/95     18,306         20,720           18,254
     2/28/95     19,004         21,431           18,751
     3/31/95     19,199         21,663           18,921
     4/30/95     19,662         22,213           19,383
     5/31/95     20,061         22,835           19,813
     6/30/95     20,170         22,988           19,875
     7/31/95     20,805         23,277           20,224
     8/31/95     20,892         23,349           20,279
     9/30/95     21,073         23,637           20,520
    10/31/95     21,184         23,783           20,684
    11/30/95     21,438         23,993           20,823
    12/31/95     21,756         24,369           21,140
     1/31/96     22,278         24,798           21,579
     2/28/96     22,849         24,818           21,763
     3/31/96     22,627         24,801           21,682
     4/30/96     22,744         24,855           21,853
     5/31/96     22,961         25,004           22,024
     6/30/96     22,783         25,212           22,053
     7/31/96     22,603         25,328           22,172
     8/31/96     22,976         25,601           22,524
     9/30/96     23,732         26,218           23,114
    10/31/96     23,651         26,420           23,239

Footnote reads:
As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

*See accompanying notes to Portfolio Management Reviews.

As the outlook for the economy improved, the Fund also enjoyed strong performance from holdings in non-zero bonds with B credit ratings and competitive coupons. These bonds were issued primarily by industrial firms. We increased positions in these issues as we found attractive opportunities to do so. We also added to holdings in the technology sector, which has gained acceptance with investors over the last few years. To make these changes we reduced investments in bonds from basic industries and other cyclical sectors -- whose prices tend to be more sensitive to changing outlooks for the economy.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Common Stocks and Stock Warrants                3.5%
Short-Term Securities                           5.8%
Preferred Stocks                                11.7%
Bonds                                           79.%

At the end of the period, basic industry issues represented about 2.5% of the portfolio, down from about 6% when the period started, and technology issues represented about 29%, up from 21%. Meanwhile, issues from consumer growth firms fell from about 42% of the Fund's holdings to about 35%.

A Favorable Outlook

High-yield bonds should continue to perform well in the months to come. If the economy slows, interest rates could edge lower and bond prices could continue to rise. We think economic growth should be good enough, however, to keep higher-yielding bonds attractive to investors.

Because the prospects of media and telecommunications firms remain strong, we expect to maintain the Fund's sizable investments in those sectors, though we may swap some current holdings for others in those groups with greater potential. We continue to like the outlook for issues of industrial firms that are less sensitive to economic cycles, so we will maintain the Fund's weighting in those types of issues. We have recently added credits from the energy sector, where we found attractive values, as well as a few issues of foreign governments and corporations denominated in U.S. dollars. If economies abroad continue to improve, as we expect, we may increase investments in this segment.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: MOODY'S BOND QUALITY
 RATING DISTRIBUTION]

Baa                0.3%
Ba                 7.7%
B                 60.1%
Caa               11.0%
D                  0.1%
Not Rated         20.8%






LB Income Fund

[GRAPHIC OMITTED: PHOTO OF CHARLES E. HEEREN]

Charles E. Heeren, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager for the LB Income Fund. He has managed the Fund since January 1986, and has been with LB since 1976.

Fund Objective: To seek high current income while preserving principal by investing in investment-grade bonds and other income-producing securities.

When interest rates fall, prices for bonds with longer maturities tend to climb more than prices for those with shorter maturities. When rates rise, the reverse is generally true -- prices on longer maturities tend to decrease more than those on shorter maturities. As a long-term, high-quality bond fund, the LB Income Fund experienced both the push and pull of interest rate movements over the last year. Holding longer maturities reduced returns somewhat when interest rates rose, and enhanced returns when rates fell.

For the fiscal year ended October 31, 1996, the LB Income Fund earned a total return (based on NAV) of 4.56%. That compares with an average return of 4.82% for high-quality corporate bond funds tracked by Lipper Analytical Services. Over the same time, the Lehman Aggregate Bond Index had a return of 5.85%.

Portfolio Mix

As interest rates fell at the end of 1995, the Fund enjoyed strong gains and good yields from its investments in longer-term issues. Once the sudden rise in interest rates caused bond prices to decline, we took a more defensive position, giving greater attention to shorter-term issues to help protect the value of Fund shares. During this time the Fund earned good returns from mortgage-backed securities, which benefited as higher rates discouraged homeowners from prepaying their loans, and from shorter-term, asset-backed securities, which won favor among investors looking for greater income to offset falling bond prices. With the economy improving, we added corporate bonds from a variety of cyclical industries. We also made sizable investments in bonds issued by insurance companies, as well as investments in the dollar-denominated "Yankee" bonds of foreign issuers.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000]
(October 31, 1986 - October 31, 1996)

INSET BOX ON CHART READS:

LB Income Fund
Annualized Total Returns*         Period Ending 10/31/96
--------------------------------------------------------
Based on               10 Years     5 Year   1 Year
--------------------------------------------------------
Net Asset Value            8.21%      7.27%    4.56%
Public Offering Price      7.66%      6.17%   -0.68%
--------------------------------------------------------

                            Lehman Agg. Lipper Average
                 LBINC     Bond Index    Corp. Debt A
  Month End      Total          Total           Total
       Date      Value          Value           Value
-----------    -------    -----------     -----------
   10/31/86     10,000         10,000          10,000
   11/30/86      9,608         10,140          10,159
   12/31/86      9,672         10,178          10,240
    1/31/87      9,857         10,321          10,428
    2/28/87      9,967         10,392          10,508
    3/31/87      9,922         10,345          10,464
    4/30/87      9,678         10,062          10,110
    5/31/87      9,641         10,023          10,046
    6/30/87      9,739         10,161          10,170
    7/31/87      9,690         10,153          10,118
    8/31/87      9,676         10,099          10,040
    9/30/87      9,406          9,884           9,786
   10/31/87      9,589         10,236          10,077
   11/30/87      9,739         10,318          10,197
   12/31/87      9,937         10,458          10,327
    1/31/88     10,303         10,826          10,685
    2/28/88     10,432         10,955          10,825
    3/31/88     10,332         10,852          10,706
    4/30/88     10,291         10,793          10,648
    5/31/88     10,226         10,721          10,583
    6/30/88     10,532         10,980          10,817
    7/31/88     10,491         10,921          10,781
    8/31/88     10,562         10,950          10,801
    9/30/88     10,812         11,198          11,028
   10/31/88     11,013         11,409          11,206
   11/30/88     10,932         11,270          11,098
   12/31/88     11,019         11,282          11,163
    1/31/89     11,199         11,445          11,307
    2/28/89     11,089         11,362          11,239
    3/31/89     11,125         11,411          11,281
    4/30/89     11,349         11,649          11,476
    5/31/89     11,630         11,956          11,745
    6/30/89     12,048         12,319          12,089
    7/31/89     12,236         12,582          12,294
    8/31/89     12,079         12,395          12,133
    9/30/89     12,131         12,459          12,175
   10/31/89     12,337         12,765          12,428
   11/30/89     12,418         12,886          12,515
   12/31/89     12,389         12,921          12,534
    1/31/90     12,228         12,767          12,359
    2/28/90     12,269         12,808          12,370
    3/31/90     12,266         12,817          12,377
    4/30/90     12,115         12,699          12,235
    5/31/90     12,424         13,075          12,580
    6/30/90     12,585         13,286          12,779
    7/31/90     12,719         13,469          12,934
    8/31/90     12,488         13,289          12,712
    9/30/90     12,523         13,399          12,758
   10/31/90     12,634         13,569          12,896
   11/30/90     12,904         13,861          13,183
   12/31/90     13,093         14,077          13,389
    1/31/91     13,254         14,252          13,527
    2/28/91     13,446         14,373          13,673
    3/31/91     13,559         14,472          13,766
    4/30/91     13,752         14,628          13,935
    5/31/91     13,866         14,713          14,003
    6/30/91     13,851         14,706          13,978
    7/31/91     14,016         14,910          14,154
    8/31/91     14,316         15,232          14,493
    9/30/91     14,635         15,541          14,809
   10/31/91     14,736         15,714          14,940
   11/30/91     14,855         15,859          15,072
   12/31/91     15,351         16,330          15,611
    1/31/92     15,173         16,107          15,368
    2/28/92     15,237         16,212          15,445
    3/31/92     15,229         16,121          15,367
    4/30/92     15,290         16,237          15,447
    5/31/92     15,581         16,544          15,759
    6/30/92     15,834         16,773          15,989
    7/31/92     16,212         17,115          16,410
    8/31/92     16,360         17,288          16,541
    9/30/92     16,579         17,493          16,746
   10/31/92     16,310         17,261          16,462
   11/30/92     16,314         17,264          16,458
   12/31/92     16,580         17,539          16,733
    1/31/93     16,918         17,875          17,093
    2/28/93     17,276         18,188          17,479
    3/31/93     17,336         18,265          17,542
    4/30/93     17,453         18,392          17,658
    5/31/93     17,456         18,416          17,663
    6/30/93     17,785         18,750          18,055
    7/31/93     17,942         18,857          18,191
    8/31/93     18,294         19,187          18,609
    9/30/93     18,355         19,238          18,665
   10/31/93     18,437         19,310          18,751
   11/30/93     18,186         19,145          18,513
   12/31/93     18,258         19,249          18,592
    1/31/94     18,494         19,509          18,873
    2/28/94     18,078         19,169          18,458
    3/31/94     17,534         18,696          17,974
    4/30/94     17,381         18,546          17,773
    5/31/94     17,331         18,544          17,718
    6/30/94     17,217         18,503          17,658
    7/31/94     17,588         18,872          17,972
    8/31/94     17,579         18,894          17,976
    9/30/94     17,253         18,617          17,695
   10/31/94     17,181         18,600          17,646
   11/30/94     17,194         18,559          17,610
   12/31/94     17,371         18,687          17,735
    1/31/95     17,712         19,057          18,039
    2/28/95     18,098         19,511          18,448
    3/31/95     18,220         19,630          18,574
    4/30/95     18,499         19,904          18,826
    5/31/95     19,292         20,675          19,615
    6/30/95     19,439         20,826          19,748
    7/31/95     19,296         20,780          19,660
    8/31/95     19,559         21,031          19,907
    9/30/95     19,732         21,235          20,108
   10/31/95     20,020         21,511          20,392
   11/30/95     20,333         21,834          20,708
   12/31/95     20,640         22,140          21,016
    1/31/96     20,748         22,286          21,115
    2/28/96     20,269         21,898          20,678
    3/31/96     20,047         21,745          20,509
    4/30/96     19,918         21,623          20,355
    5/31/96     19,884         21,580          20,314
    6/30/96     20,140         21,869          20,552
    7/31/96     20,179         21,928          20,593
    8/31/96     20,071         21,891          20,543
    9/30/96     20,451         22,272          20,907
   10/31/96     20,933         22,766          21,365

Footnote reads:
As you compare performance, please note that the LB Income Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

*See accompanying notes to Portfolio Management Reviews.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Common and Preferred Stocks                   1.0%
Mortgage-Backed Securities                   18.8%
U.S.Government                               20.3%
Foreign Government Bonds                      4.3%
Short-Term Securities                         3.2%
Asset-Backed Securities                      15.5%
Corporate Bonds                              36.9%

In the spring of 1996, we again added longer-term issues to make the most of the attractive bond prices and yields that were available. Expecting interest rates to decline, we reduced investments in mortgage-backed securities and corporate bonds that could be called in by their issuers.

As economic growth appeared to slow, we emphasized bonds from companies less sensitive to economic change -- such as health care firms and supermarket chains. As a further defense against the bond market's nervousness about the economy, we gave greater attention to bonds in the highest levels of credit quality.

Future Strategies

If the economy slows further and interest rates edge lower, as we expect, longer-term issues could help enhance the Fund's potential for capital gains. In that case, we may make additional investments in longer-term issues. However, we would keep Fund maturities about the same or even add shorter-term issues, if market nervousness about inflation resurfaces. In either case, we will give greater attention to U.S. Treasury issues, since we feel the spread between yields for corporate bonds and Treasuries remains quite narrow given the added credit risk that corporates carry.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: MOODY'S BOND QUALITY
 RATING DISTRIBUTION]

Aaa                         59.5%
Aa                          11.8%
A                           15.6%
Baa                         10.3%
Ba                          2.8%



LB Municipal Bond Fund

[GRAPHIC OMITTED: PHOTO OF Janet I. Grangaard]

Janet I. Grangaard is a Chartered Financial Analyst and portfolio manager for the LB Municipal Bond Fund. She has managed the Fund since January 1994, and has been with LB since 1988.

Fund Objective: To seek high current income that is exempt from federal income tax by investing in municipal bonds.

In the past year prices for municipal bonds outperformed prices for taxable issues. Municipal bond prices benefited from shrinking supplies as the volume of maturing and called municipal bonds exceeded the volume of new issues. Municipal bond prices were also strengthened by waning support for legislation that would have weakened the tax advantages for municipal bonds.

These factors -- plus changes we made in investment maturities as interest rates reversed course -- helped the LB Municipal Bond Fund earn a total return (based on NAV) of 5.33% for the fiscal year ended October 31, 1996. That compares to an average return of 5.11% for municipal bond funds tracked by Lipper Analytical Services and a return of 5.70% for the Lehman Municipal Bond Index.

Adjusting Maturities

Because longer-term bonds generally gain more in price when interest rates fall than shorter-term bonds do, we held a significant position in longer-term issues in the Fund's portfolio in the fall of 1995. Late in 1995, we began to emphasize shorter maturities to help moderate portfolio volatility. In the early months of 1996, we continued to build this defensive posture by swapping 30-year municipal bonds for 20-year issues, expecting the shorter-term issues to outperform as interest rates rose. We also added securities with higher coupons, which tend to outperform in declining markets.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000]
(October 31, 1986 - October 31, 1996)

INSET BOX ON CHART READS:

LB Municipal Bond Fund
Annualized Total Returns*         Period Ending 10/31/96
--------------------------------------------------------
Based on               10 Years     5 Year   1 Year
--------------------------------------------------------
Net Asset Value            7.65%      7.30%    5.33%
Public Offering Price      7.09%      6.20%    0.08%
--------------------------------------------------------

                         Lehman Muni.  Lipper Average
                LBMBF     Bond Index   Gen. Municipal
 Month End      Total          Total       Debt Funds
      Date      Value          Value      Total Value
----------    -------    -----------     ----------
  10/31/86     10,000         10,000         10,000
  11/30/86      9,668         10,198         10,183
  12/31/86      9,679         10,169         10,184
   1/31/87      9,863         10,476         10,425
   2/28/87      9,954         10,527         10,508
   3/31/87      9,893         10,415         10,445
   4/30/87      9,395          9,892          9,799
   5/31/87      9,346          9,843          9,706
   6/30/87      9,534         10,132          9,921
   7/31/87      9,628         10,236         10,018
   8/31/87      9,638         10,259         10,049
   9/30/87      9,294          9,881          9,617
  10/31/87      9,366          9,915          9,647
  11/30/87      9,610         10,174          9,897
  12/31/87      9,819         10,322         10,079
   1/31/88     10,154         10,689         10,479
   2/28/88     10,265         10,802         10,588
   3/31/88     10,060         10,677         10,381
   4/30/88     10,147         10,758         10,436
   5/31/88     10,119         10,727         10,454
   6/30/88     10,335         10,884         10,633
   7/31/88     10,371         10,954         10,698
   8/31/88     10,408         10,964         10,736
   9/30/88     10,616         11,163         10,939
  10/31/88     10,813         11,359         11,167
  11/30/88     10,719         11,255         11,064
  12/31/88     10,878         11,369         11,231
   1/31/89     11,037         11,605         11,402
   2/28/89     10,968         11,472         11,307
   3/31/89     10,967         11,445         11,300
   4/30/89     11,239         11,716         11,574
   5/31/89     11,444         11,960         11,789
   6/30/89     11,554         12,123         11,942
   7/31/89     11,692         12,287         12,065
   8/31/89     11,578         12,167         11,936
   9/30/89     11,521         12,130         11,897
  10/31/89     11,675         12,278         12,041
  11/30/89     11,873         12,493         12,230
  12/31/89     11,972         12,596         12,313
   1/31/90     11,812         12,537         12,181
   2/28/90     11,897         12,648         12,302
   3/31/90     11,910         12,652         12,297
   4/30/90     11,776         12,561         12,139
   5/31/90     12,055         12,835         12,455
   6/30/90     12,203         12,948         12,573
   7/31/90     12,393         13,138         12,781
   8/31/90     12,133         12,947         12,503
   9/30/90     12,174         12,955         12,521
  10/31/90     12,368         13,190         12,702
  11/30/90     12,654         13,455         12,998
  12/31/90     12,757         13,509         13,054
   1/31/91     12,938         13,690         13,215
   2/28/91     13,011         13,809         13,292
   3/31/91     13,025         13,814         13,318
   4/30/91     13,210         13,998         13,513
   5/31/91     13,301         14,123         13,634
   6/30/91     13,249         14,108         13,592
   7/31/91     13,453         14,281         13,788
   8/31/91     13,609         14,469         13,964
   9/30/91     13,848         14,657         14,144
  10/31/91     13,956         14,789         14,270
  11/30/91     13,966         14,831         14,290
  12/31/91     14,309         15,149         14,627
   1/31/92     14,315         15,184         14,617
   2/28/92     14,288         15,189         14,638
   3/31/92     14,288         15,195         14,643
   4/30/92     14,450         15,330         14,778
   5/31/92     14,648         15,511         14,985
   6/30/92     14,900         15,772         15,258
   7/31/92     15,415         16,245         15,798
   8/31/92     15,140         16,086         15,545
   9/30/92     15,183         16,190         15,607
  10/31/92     15,012         16,031         15,326
  11/30/92     15,360         16,318         15,717
  12/31/92     15,589         16,485         15,911
   1/31/93     15,740         16,676         16,090
   2/28/93     16,319         17,280         16,721
   3/31/93     16,210         17,097         16,525
   4/30/93     16,364         17,269         16,704
   5/31/93     16,443         17,366         16,799
   6/30/93     16,750         17,656         17,088
   7/31/93     16,754         17,679         17,088
   8/31/93     17,122         18,047         17,467
   9/30/93     17,318         18,252         17,674
  10/31/93     17,429         18,287         17,709
  11/30/93     17,232         18,126         17,523
  12/31/93     17,612         18,509         17,872
   1/31/94     17,807         18,720         18,077
   2/28/94     17,303         18,235         17,596
   3/31/94     16,495         17,493         16,827
   4/30/94     16,571         17,641         16,888
   5/31/94     16,730         17,795         17,040
   6/30/94     16,603         17,686         16,929
   7/31/94     16,905         18,010         17,229
   8/31/94     16,963         18,073         17,272
   9/30/94     16,732         17,807         16,992
  10/31/94     16,396         17,490         16,669
  11/30/94     16,081         17,174         16,324
  12/31/94     16,454         17,551         16,722
   1/31/95     16,955         18,053         17,219
   2/28/95     17,501         18,579         17,731
   3/31/95     17,688         18,792         17,890
   4/30/95     17,704         18,815         17,888
   5/31/95     18,299         19,415         18,446
   6/30/95     18,057         19,246         18,245
   7/31/95     18,183         19,429         18,362
   8/31/95     18,412         19,676         18,564
   9/30/95     18,554         19,800         18,677
  10/31/95     18,850         20,087         18,963
  11/30/95     19,235         20,420         19,327
  12/31/95     19,445         20,616         19,542
   1/31/96     19,589         20,773         19,634
   2/28/96     19,422         20,632         19,478
   3/31/96     19,098         20,368         19,169
   4/30/96     18,998         20,311         19,083
   5/31/96     18,986         20,303         19,086
   6/30/96     19,181         20,524         19,266
   7/31/96     19,354         20,711         19,439
   8/31/96     19,344         20,707         19,424
   9/30/96     19,633         20,996         19,701
  10/31/96     19,855         21,234         19,914

Footnote reads:
As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

*See accompanying notes to Portfolio Management Reviews.

At the end of the summer, when the prices and yields of municipal bonds were more attractive, we traded some of our holdings with 15-year maturities for investments with 20-year maturities. Toward the end of the period we added municipal bonds maturing in 20 to 25 years. This systematic lengthening of maturities, plus continued emphasis on noncallable issues, helped enhance the Fund's return as interest rates fell.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Other                       13.9%
Education                    3.8%
Transportation              10.3%
Housing                      1.9%
Water and Sewer              9.4%
Pollution Control            2.9%
Utility                     12.3%
Health Care                 10.3%
General Obligation          16.9%
Escrowed                    18.3%

During the year we took advantage of selective opportunities to enhance the Fund's yield. This led us to reduce the Fund's exposure in the health care sector somewhat and increase exposure to electric revenue bonds. We also gave somewhat greater attention to investment-grade bonds with Baa credit ratings.

A Better Balance

The balance between supply and demand in municipal bonds has returned to normal. In addition, the boost that municipals received as proposals for major tax reform were shelved is now complete. As a result of these two factors, municipal bonds should perform more in line with taxable issues. If inflation remains reasonable, as we expect, municipal bond prices should continue their modest rally and we may add longer-term issues to the portfolio. If inflation worsens, and it looks like interest rates may edge upward, we would return to a more neutral maturity structure. As always, we will continue to watch for opportunities to add incremental yield to the Fund's return.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: MOODY'S BOND QUALITY
 RATING DISTRIBUTION]
Aaa                            68.7%
Aa                             14.0%
A                               8.8%
Baa                             8.3%
B                               0.2%



LB Money Market Fund

[GRAPHIC OMITTED: PHOTO OF GAIL R. ONAN]

Gail R. Onan, assistant vice president of Lutheran Brotherhood Research Corp., is portfolio manager for the LB Money Market Fund. She has managed the Fund since January 1994, and has been with LB since 1969.

Fund Objective: To seek current income with stability of principal by investing in high-quality, short-term debt securities.**

In the fiscal year ended October 31, 1996, yields for money market instruments were quite volatile. As institutional money managers worried about higher inflation, they attempted to anticipate changes in short-term interest rates by the Federal Reserve. Even though the Federal Reserve left short-term rates unchanged from February through October of 1996, the expectation that rates could change created frequent fluctuations in short-term market yields.

During the period we adjusted maturities of investments in the LB Money Market Fund to take advantage of these yield fluctuations. This, plus a reduction in Fund expenses on April 1, 1996, helped the Fund earn a total return of 4.63%.

Yield Opportunities

At the start of the period, the yield for three-month Treasury bills stood near 5.5%, the Fund's investments had an average maturity of 42 days, and short-term yields were beginning to fall. After three-month Treasury bills hit a low of 4.90% in February of 1996, short-term yields began to rise -- hitting 5.33% in July. During this time we extended the Fund's average maturity to 48 days. As we did, we used a modified "barbell" approach that balanced issues with maturities as long as six months with issues that matured overnight. This enabled us to lock in the attractive yields that became available while maintaining enough portfolio liquidity to move quickly into issues with higher yields if market developments warranted.

In September, after money market yields had continued to rise while inflation remained quite modest, we felt investors had overreacted to inflation worries and that yields would soon head lower. Therefore, we increased the Fund's average maturity to 54 days in order to lock in higher yields for a longer period.

Throughout the year we maintained the Fund's historical investment mix -- focusing largely on commercial paper. When appropriate, we enhanced the Fund's yield with letters of credit, high-quality asset-backed securities, and other short-term corporate instruments.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]
Adjustable Rate Notes                    14.8%
Certificates of Deposit                   4.8%
Bank Notes                                1.7%
Commercial Paper                         72.7%
Banker's Acceptances                      5.5%
Medium-Term Notes                         0.5%

Preparing for Slower Growth

If economic growth slows, interest rates and yields should continue to fall. With this in mind, we are again adding longer-term securities to the Fund's portfolio. If the markets again become nervous about inflation, and interest rates appear to be on the rise, we would likely reverse this strategy. As always, we will maintain a well-diversified asset mix and continue to emphasize investments with very high credit quality and good liquidity.

Annualized Total Returns*
Period Ending 10/31/96
10 Years     5 Years     1 Year
5.19%         3.58%       4.63%

Footnotes:
*The annualized total return reflects the change in share price, the reinvestment of all dividends and capital gains, and the effect of compounding. Since performance varies, the annualized total return, which assumes a steady rate of growth, differs from the Fund's actual total return for the years indicated. POP returns have been adjusted for the maximum 5% sales charge. NAV returns do not include a sales charge. Sales charges do not apply to the LB Money Market Fund. All returns represent past performance. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

**Investments in the LB Money Market Fund are neither guaranteed nor insured by the U.S. Government and there is no assurance that the Fund will maintain a stable net asset value.

This report must be preceded or accompanied by a prospectus of the Lutheran Brotherhood Family of Funds.



                                        3100 Multifoods Tower
                                        33 South Sixth Street
                                        Minneapolis, MN 55402-3795

Price Waterhouse LLP

[GRAPHIC OMITTED: PRINTER STRIP IN LOGO]


               Report of Independent Accountants

To the Trustees and Shareholders of the
Lutheran Brotherhood Family of Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund (constituting the Lutheran Brotherhood Family of Funds) at October 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

December 9, 1996



LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Portfolio of Investments
October 31, 1996

   Shares                                      Value
--------------                             --------------
[S]                                        [C]
COMMON STOCKS - 94.7% (a)
Automotive - 1.5%
136,900  Tower Automotive, Inc.             $  3,987,212(b)
                                            ------------

Bank & Finance - 3.3%
344,700 ACC Consumer Finance Corp.             3,102,300(b)
 67,800 Cole Taylor Financial Group, Inc.      2,038,237
268,100 NAL Financial Group, Inc.              3,552,325
                                            ------------
                                               8,692,862
                                            ------------

Building Products &
Materials - 3.2%
365,000 Cameron Ashley Building Products       4,973,125(b)
258,800 Dayton Superior Corp., Class A         2,717,400(b)
212,200 Mark Solutions, Inc.                     649,862(b)
                                            ------------
                                               8,340,387
                                            ------------

Computer Software - 13.4%
194,300  ANSYS, Inc.                           2,380,175(b)
147,700  Avant! Corp.                          4,467,925(b)
302,100  AXENT Technologies, Inc.              5,400,037(b)
233,100  DataWorks Corp.                       6,293,700(b)
158,000  Inference Corp., Class A              1,935,500(b)
198,500  Pure Atria Corp.                      5,409,125(b)
256,700  Restrac, Inc.                         1,989,425(b)
230,900  Softquad International, Inc.          1,096,775(b)
 64,000  Summit Design, Inc.                     680,000(b)
 78,600  Sunquest Information
         Systems, Inc.                         1,100,400(b)
183,800  Unison Software, Inc.                 4,732,850(b)
                                            ------------
                                              35,485,912
                                            ------------

Computers & Office
Equipment - 1.3%
139,400 Multiple Zones International, Inc.     2,596,325(b)
134,300 Premis Corp.                             856,163(b)
                                            ------------
                                               3,452,488
                                            ------------

Drugs & Health Care - 13.9%
395,900  Alpha-Beta Technology, Inc.           4,107,463(b)
161,000  Amrion, Inc.                          3,682,875(b)
216,000  Amylin Pharmaceuticals, Inc.          2,430,000(b)
273,500  Atrix Laboratories, Inc.              2,564,063(b)
 23,000  Autoimmune, Inc.                        310,500(b)
232,500  DepoTech Corp.                        3,632,813(b)
232,600  Eclipse Surgical
            Technologies, Inc.                 2,238,775(b)
258,100  GalaGen, Inc.                         1,451,813(b)
108,800  Isis Pharmaceuticals, Inc.            1,768,000(b)
186,100  Lipsome Co., Inc.                     3,186,963(b)
257,600  Matritech, Inc.                       2,543,800(b)
155,100  Orphan Medical, Inc.                  1,337,737(b)
129,050  PDT, Inc.                             3,226,250(b)
 98,500  Sepracor, Inc.                        1,600,625(b)
170,000  US Bioscience, Inc.                   1,955,000(b)
 40,100  Viragen Europe Ltd.                     711,775(b)
                                            ------------
                                              36,748,452
                                            ------------

Electronics - 3.7%
290,400  ElectroStar, Inc.                     3,666,300(b)
136,000  Intevac, Inc.                         1,972,000(b)
215,400  S3, Inc.                              4,065,675(b)
                                            ------------
                                               9,703,975
                                            ------------

Healthcare Management - 9.6%
388,100  American Oncology
         Resources, Inc.                       3,104,800(b)
114,700  CN Biosciences, Inc.                  1,734,838(b)
335,600  Complete Management, Inc.             4,950,100(b)
439,500  Home Health Corp. of
         America, Inc.                         5,548,687(b)
153,900  Horizon Mental Health
         Management, Inc.                      4,116,825(b)
 74,400  UroCor, Inc.                            874,200(b)
425,200  U.S. Diagnostic Labs, Inc.            5,102,400(b)
                                            ------------
                                              25,431,850
                                            ------------

Household Products - 0.3%
 55,900  First Years, Inc. (The)                 866,450
                                            ------------

Leisure & Entertainment - 5.7%
269,600  Cannondale Corp.                      5,189,800(b)
208,800  Fairfield Communities, Inc.           4,463,100(b)
117,400  Signature Resorts, Inc.               4,138,350(b)
112,000  Travis Boats & Motors, Inc.           1,204,000(b)
                                            ------------
                                              14,995,250
                                            ------------

Machinery & Equipment - 3.4%
268,700  Northwest Pipe Co.                    4,635,075(b)
213,600  Stratasys, Inc.                       3,123,900(b)
 50,000  Triumph Group, Inc.                   1,125,000(b)
                                            ------------
                                               8,883,975
                                            ------------

Manufacturing - 3.1%
222,800  BMC Industries, Inc.                  6,600,450
217,700  Zomax Optical Media, Inc.             1,578,325(b)
                                            ------------
                                               8,178,775
                                            ------------

Pollution Control - 3.8%
470,900  IDM Environmental Corp.               2,001,325(b)
203,300  Memtec Ltd., ADR                      6,937,612(b)
405,000  Recycling Industries, Inc.            1,240,313(b)
                                            ------------
                                              10,179,250
                                            ------------

Publishing & Printing - 0.5%
255,300  Printware, Inc.                       1,436,062(b)
                                            ------------

Restaurants - 1.8%
289,100  BAB Holdings, Inc.                    2,457,350(b)
304,100  New World Coffee                        836,275(b)
224,800  Sagebrush, Inc.                       1,405,000(b)
                                            ------------
                                               4,698,625
                                            ------------

Retail - 4.7%
 65,900  Best Buy Co., Inc.                    1,079,113(b)
202,700  Movie Gallery, Inc.                   2,736,450(b)
118,950  Sports Authority, Inc. (The)          2,884,537(b)
253,300  Strouds, Inc.                         1,139,850(b)
 50,400  United Auto Group, Inc.               1,732,500(b)
247,900  West Coast Entertainment
         Corp.                                 2,757,888(b)
                                            ------------
                                              12,330,338
                                            ------------

Services - 5.1%
111,500  BT Office Products
         International, Inc.                     919,875(b)
209,100  Cotelligent Group, Inc.               3,711,525(b)
291,200  Glasgal Communications, Inc.          1,747,200(b)
 54,000  ONTRACK Data
         International, Inc.                     762,750(b)
157,200  Personal Group of
         America, Inc.                         4,342,650(b)
149,400  StaffMark, Inc.                       1,942,200(b)
                                            ------------
                                              13,426,200
                                            ------------

Telecommunications Equipment - 6.4%
219,600  ACE*COMM  Corp.                       2,360,700(b)
248,400  ACT Networks, Inc.                    8,507,700(b)
131,800  ANTEC Corp.                           1,408,612(b)
137,100  Teltrend, Inc.                        4,524,300(b)
                                            ------------
                                              16,801,312
                                            ------------

Telephone & Telecommunications - 7.0%
179,800  ICG Communications, Inc.              3,371,250(b)
191,600  Intermedia Communications
         of Florida, Inc.                      6,131,200(b)
138,600  LCC International, Inc.,
         Class A                               2,027,025(b)
172,300  Orckit Communications Ltd.            2,067,600(b)
243,200  Xpedite Systems, Inc.                 4,985,600(b)
                                            ------------
                                              18,582,675
                                            ------------

Textiles & Apparel - 3.0%
953,500  Chaus (Bernard), Inc.                 2,383,750(b)
165,600  Cutter & Buck, Inc.                   1,759,500(b)
307,000  Guess ?, Inc.                         3,914,250(b)
                                            ------------
                                               8,057,500
                                            ------------
Total Common Stocks
(cost $235,144,716)                          250,279,550
                                            ------------

  Principal
   Amount
------------
CORPORATE BONDS - 0.3% (a)
$1,500,000 Kushner-Locke Co.,
Convertible Subordinated
Debentures, 8.0%,
due 12/15/2000
(cost $1,134,916)                                907,500
                                            ------------

SHORT-TERM
SECURITIES - 5.0% (a)
Commercial Paper
10,000,000 Harvard University
           5.53%, due 11/1/1996               10,000,000
 3,300,000 Preferred Receivables
           Funding Corp. 5.25%,
           due 11/1/1996                       3,300,000
                                            ------------
Total Short-Term Securities
(at amortized cost)                           13,300,000
                                            ------------
Total Investments
(cost $249,579,632)                         $264,487,050(c)
                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity Growth Fund.
(b) Currently non-income producing.
(c) At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $250,018,404 and the net unrealized appreciation of investments based on that cost was $14,468,646 which is comprised of $37,074,513 aggregate gross unrealized appreciation and $22,605,867 aggregate gross unrealized depreciation.



The accompanying notes are an integral part of the financial statements.



LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Portfolio of Investments
October 31, 1996

     Shares                                          Value
--------------                                  --------------

ARGENTINA - 0.7% (a)
COMMON STOCKS
  2,003  Banco de Galicia Buenos
         Aires 'B' ADR (USD)                    $     36,304
  1,609  Banco Frances del Rio de la
         Plata ADR (USD)                              42,236
    150  Enron Global Power &
         Pipeline (USD)                                4,219
 14,584  Naviera Perez 'B'                            92,618
  1,590  Sociedad Comercial del Plata                  3,753(b)
    430  Sociedad Comercial del
         Plata ADR (USD)                              10,213(b)
    910  Telecom Argentina Stet 'B'                    3,436
    230  Telecom Argentina Stet 'B'
         ADR (USD)                                     8,682
  3,770  Telefonica de Argentina
         ADR (USD)                                    87,653
    340  Transportadora de Gas del
         Sur ADR (USD)                                 3,953
  3,020  YPF Sociedad Anonima
         ADR (USD                                     68,705
                                                ------------
Total Argentina                                      361,772=
                                                ------------

AUSTRALIA - 1.5% (a)
COMMON STOCKS
  3,000  Amcor Ltd.                                   18,643
  9,000  Australia & New Zealand
         Banking Group Ltd.                           52,576
 19,343  Australia Gas & Light                       106,098
  9,536  Broken Hill Proprietary                     126,607
  1,200  Coca Cola Amatil                             16,503
  3,200  Lend Lease Corp.                             54,255
  4,151  National Australia Bank Ltd.                 45,570
 11,024  News Corp.                                   62,740
 11,000  Publishing & Broadcasting                    49,524
  4,090  Smith (Howard) Ltd.                          32,095
 13,000  TNT                                          25,040(b)
  8,000  Western Mining                               50,285
 11,000  Westpac Banking                              62,777
 10,500  Woodside Petroleum                           74,072
                                                ------------
 Total Australia                                     776,785
                                                ------------

AUSTRIA - 0.05% (a)
COMMON STOCKS
     60  EVN Energie-Versorgung
         Niederoesterreich AG                          8,137
    330  Flughafen Wien                               16,267
                                                ------------
Total Austria                                         24,404
                                                ------------

BELGIUM - 1.0% (a)
COMMON STOCKS
    390  Generale de Banque S.A.                     136,293
     35  Generale de Banque S.A.,
         VVPR (reduced tax) Strips                        22
    980  Kredietbank                                 316,560
     30  UCB                                          66,127
                                                ------------
Total Belgium                                        519,002
                                                ------------

BRAZIL - 2.2% (a)
COMMON STOCKS
    470  Brazil Fund (USD)                             9,870
  5,270  Centrais Eletricas Brasileiras
         S.A. ADR (USD)                               80,367
  1,950  Companhia Brasileira de
         Distribuicao Grupo Pao de
         Acucar GDR (USD)                             38,025(b)
    500  Companhia Energetica
         Brasilia (USD)                               16,000
    450  Companhia Energetica de
         Sao Paulo ADR (USD)                           4,472
  4,828  Companhia Energetica Minas
         Gerais ADR (USD)                            154,496
  9,022  Telecomunicacoes Brasilias
         ADR (USD)                                   672,139
 20,910  Usinas Siderurgicas de Minas
         Gerais ADR (USD)                            214,328
                                                ------------
Total Brazil                                       1,189,697
                                                ------------

CANADA - 0.3% (a)
COMMON STOCKS
  3,620  Alcan Aluminum                              119,658
  1,330  Royal Bank of Canada                         43,864
                                                ------------
Total Canada                                         163,522
                                                ------------

CHILE - 0.4% (a)
COMMON STOCKS
    100  AFP Providia ADR (USD)                        2,325
    750  Chile Fund (USD)                             16,312
    780  Chilectra ADR (USD)                          42,510
  1,140  Chilgener ADR (USD)                          25,793
    450  Companhia Telecomunicaciones
         ADR (USD)                                    44,381
  2,375  Empresa Nacional de Electric
         ADR (USD)                                    43,641
  1,333  Enersis  S.A. ADR (USD)                      39,157
                                                ------------
Total Chile                                          214,119
                                                ------------

CHINA - 0.4% (a)
COMMON STOCKS
  7,400  Huaneng Power International
         'N' ADR (USD)                               112,850(b)
275,000  Shanghai Petrochemical
         'H' (HKD)                                    73,798
198,000  Yizheng Chemical Fibre
         'H' (HKD)                                    45,837
                                               ------------
Total China                                         232,485
                                               ------------

DENMARK - 0.2% (a)
COMMON STOCKS
    730  Den Danske Bank                             52,373
    190  Tele Danmark 'B'                             9,578
    930  Unidanmark 'A'                              42,881
                                               ------------
Total Denmark                                       104,832
                                               ------------

FINLAND - 0.2% (a)
COMMON STOCKS
  1,890  Oy Nokia 'A'                                87,269
                                               ------------

FRANCE - 7.9% (a)
COMMON STOCKS
    655  Accor                                       82,251
  1,140  Alcatel Alsthom                             97,221
  1,520  Assurances Generales
         de France                                   44,834
    300  AXA                                         18,637
    630  Canal Plus                                 155,883
    805  Carrefour                                  446,706
    240  Castorama Dubois                            41,076
    353  Chargeurs International S.A.                15,328(b)
  1,610  Cie de St. Gobain                          217,291
    880  Credit Local De France                      75,702
  5,730  Eaux Cie Generale                          684,798
     60  Ecco                                        14,400
    630  GTM Entrepose                               29,883
    593  Guilbert S.A.                               94,300
    510  Havas S.A.                                  33,498
  1,340  Lapeyre                                     65,578
    459  Legrand                                     79,635
    231  L'Oreal                                     78,212
    353  Pathe S.A.                                  95,215(b)
  1,240  Pinault Printemps Redoute                  467,622
    760  Primagaz                                    78,490
    285  Rexel                                       84,455
    660  Sanofi                                      59,784
  2,000  Schneider S.A.                              97,800(b)
    340  Societe Generale                            36,643
  2,070  Societe Nationale
         Elf Aquitaine                              165,519
    500  Sodexho                                    241,076
  2,080  Television Francaise                       221,324
  4,353  Total 'B'                                  340,492
                                               ------------
Total France                                      4,163,653
                                               ------------

GERMANY - 4.4% (a)
COMMON STOCKS
    107  Allianz Holdings                           192,040
     46  Altana                                      36,754
 11,732  Bayer                                      443,281
  1,600  Bifinger & Berger Bau AG                    64,765
    100  Buderas                                     45,232
  2,150  Deutsche Bank                               99,578
  7,550  Gehe AG                                    508,518
  1,560  Hoechst AG                                  58,665
    200  Hornbach Baumarkt                            6,471
    255  Mannesmann                                  99,010
    800  Praktiker Bau und Heimwerker
         Markte                                      16,376
    990  Rhoen Klinikum                             118,978
    380  SAP AG                                      51,439
    550  Schering                                    44,253
    849  Siemens AG                                  43,868
    258  Siemens AG, Stock Warrants                  21,807(b)
  4,990  Veba                                       266,140
    110  Veba International, Finance
         Warrants Expiring 4/6/98                    31,161(b)
    123  Volkswagen                                  48,428
                                               ------------
                                                  2,196,764
                                               ------------

PREFERRED STOCKS
    610  Fielmann                                    25,376
    710  Hornbach Holdings AG                        44,539
     40  Krones                                      14,131
    354  SAP AG                                      47,639
                                               ------------
                                                    131,685
                                               ------------
Total Germany                                     2,328,449
                                               ------------

HONG KONG - 4.8% (a)
COMMON STOCKS
 65,000  Cathay Pacific Airways                     101,717
 32,000  Doa Heng Bank Ltd.                         140,710
117,217  First Pacific                              161,450
132,000  Guangdong Investments                       94,747
309,000  Guangzhou Investment
         Co. Ltd.                                    99,907
 38,000  Guoco Group                                201,004
189,625  Hong Kong Land
         Holdings (USD)                             422,864
259,000  Hopewell Holdings                          174,181
 47,000  Hutchison Whampoa                          328,238
 55,000  New World Development
         Co. Ltd.                                   320,090
 25,000  Swire Pacific 'A'                          220,668
 65,000  Wharf Holdings                             268,164
                                               ------------
Total Hong Kong                                   2,533,740
                                               ------------

ITALY - 1.7% (a)
COMMON STOCKS
  2,455  Assicurazioni Generali                      47,417
 47,480  Banca Fideuram                             100,625
 11,000  Ente Nazionale Idrocarburi                  52,680
  4,000  Finanziaria Autogrill SpA                    4,082(b)
  7,010  IMI SpA                                     55,475
    360  Industrie Natuzzi SpA
         ADR (USD)                                   16,335
  9,000  Istituto Nazionale delle
         Assicurazioni                               12,429
 14,000  Italgas                                     51,681
    150  La Rinascente SpA.,
         Stock Warrants                                  64(b)
  5,100  Mediolanum SpA                              50,546(b)
  5,000  Rinascente                                  29,565
  5,175  Sasib Di Risp                                8,955
 38,000  Societa' Finazaria
         Telfonica SpA                              131,259
 18,000  Societa' Finazaria Telfonica
         SpA, RNC                                    47,937
 37,771  Telecom Italia                              84,157
 75,896  Telecom Italia Mobile                      156,845(b)
 13,784  Telecom Italia Mobile RNC                   15,719
  2,000  Unicem                                      13,316(b)
                                               ------------
Total Italy                                         879,087
                                               ------------

JAPAN - 22.6% (a)
COMMON STOCKS
  1,100  Advantest Corp.                             41,544
  8,000  Alps Electric                               99,073
 17,000  Amada                                      146,326
 23,000  Canon                                      440,385
 10,000  Citizen Watch Co.                           75,974
 15,000  Dai Nippon Screen
         Manufacturing Co. Ltd.                     118,440(b)
  3,000  Daifuku                                     36,889
 17,000  Daiichi Pharmaceutical                     244,873
 19,000  Daiwa House                                263,669
     22  DDI Corp.                                  165,210
     47  East Japan Railway                         215,897
  4,000  Fanuc                                      128,233
 27,000  Hitachi                                    239,515
 22,000  Hitachi Zosen                              107,435
  2,000  Honda Motor Co.                             47,780
  7,000  Inax                                        59,514
  8,000  Ishihara Sangyo Kaisha                      23,960(b)
  6,000  Ito-Yokado                                 299,328
  8,000  Kao Corp.                                   94,155
  2,000  Kawada Industries                           14,404
  8,000  Kokuyo                                     198,147
 21,000  Komatsu                                    171,903
  6,000  Komori                                     134,908
 15,000  Kumagai Gumi                                47,429
 16,000  Kuraray                                    154,583
  7,000  Kyocera                                    461,728
 11,000  Makita                                     150,718
 13,000  Marui                                      240,920
 20,000  Matsushita Electric Industrial             319,705
 11,000  Mitsubishi                                 122,700
 64,000  Mitsubishi Heavy Industries                491,854
 11,000  Mitsubishi Paper Mills                      52,945
 33,000  Mitsui Fudosan                             408,678
  6,000  Mitsui Petrochemical
         Industries                                  36,415
  8,000  Murata Manufacturing                       257,169
  4,000  National House Industrial                   57,617
 41,000  NEC                                        446,533
 21,000  Nippon Denso                               435,291
  4,000  Nippon Hodo                                 55,860
100,000  Nippon Steel                               291,599
     22  Nippon Telegraph & Telecom                 153,616
 21,000  Nomura Securities                          346,757
  9,000  Pioneer Electronic                         177,858
  2,000  Sangetsu Co. Ltd.                           42,686
 15,000  Sankyo                                     371,525
  2,700  Sega Enterprises                           109,086
 23,000  Sekisui Chemical                           256,554
 14,000  Sekisui House                              147,556
  2,100  Seven-Eleven Japan                         122,103
 18,000  Sharp                                      273,506
 13,350  Shin-Etsu Chemical                         228,646
  5,600  Sony                                       335,936
 31,000  Sumitomo                                   250,222
 32,000  Sumitomo Electric                          421,589
 10,000  Sumitomo Forestry                          141,408
  6,000  TDK                                        352,027
 37,000  Teijin                                     171,262
  8,000  Tokio Marine & Fire Insurance               87,831
  3,000  Tokyo Electronics                           77,203
  8,000  Tokyo Steel Manufacturing                  123,666
 13,000  Toppan Printing                            158,711
  6,000  Uny Co.                                    103,816
  3,150  Yurtec                                      45,927
                                               ------------
Total Japan                                      11,898,797
                                               ------------

MALAYSIA - 2.5% (a)
COMMON STOCKS
 97,000  Affin Holdings BHD                         249,555
 13,000  Affin Holdings BHD,
         Stock Warrants                              13,893(b)
 30,000  Commerce Asset
         Holding BHD                                195,923
 63,000  MBF Capital                                 86,776
103,000  Multi-Purpose Holdings                     176,117
 89,000  Renong BHD                                 140,202
 10,000  Renong BHD - 4% ICULS
         Rights                                       3,661(b)
  6,250  Renong BHD, Stock Warrants                   2,548(b)
 51,000  Technology Resources
         Industries BHD                             122,125(b)
 40,000  United Engineers                           316,643
                                               ------------
Total Malaysia                                    1,307,443
                                               ------------

MEXICO - 1.4% (a)
COMMON STOCKS
 15,620  Cementos de Mexico
         ADR (USD)                                  105,435
 13,267  Cemex 'B'                                   47,868
 10,744  Cemex S.A. de C.V.                          36,359
 69,062  Cifra 'B' ADR (USD)                         83,910(b)
 12,994  Gruma 'B'                                   59,817(b)
    423  Grupo Financiero Banamex
         Accival 'L'                                    863(b)
 18,000  Grupo Financiero
         Banamex 'B'                                 37,847(b)
 36,760  Grupo Industrial Maseca 'B'                 44,638
    740  Grupo Televisa GDR (USD)                    19,425(b)
  3,110  Kimberly-Clark Mexico 'A'                   59,433
  1,990  Panamerican Beverages
         'A' ADR (USD)                               86,814
  5,920  Telefonos de Mexico
         'L' ADR (USD)                              180,560
                                               ------------
Total Mexico                                        762,969
                                               ------------

NETHERLANDS - 10.5% (a)
COMMON STOCKS
  4,110  ABN Amro Holdings                          232,303
  3,533  Ahold                                      206,145
    137  Akzo Nobel                                  17,263
  5,410  CSM                                        285,375
 63,992  Elsevier                                 1,063,579
  5,320  Fortis Amev N.V.                           158,970
  1,090  Hagemeyer                                   81,909
 12,525  Internationale Nederlanden
         Groep                                      390,507
 12,258  Internationale Nederlanden
         Groep, Stock Warrants                       66,828(b)
  1,942  Koninklijke PTT Nederland                   70,277
    840  Nutricia                                   117,829
    940  Otra N.V.                                   17,618
  6,680  Polygram                                   313,783
  6,560  Royal Dutch Petroleum                    1,083,345
  2,040  Unilever                                   310,202
  8,919  Wolters Kluwer                           1,146,481
                                               ------------
Total Netherlands                                 5,562,414
                                               ------------

NEW ZEALAND - 0.6% (a)
COMMON STOCKS
 16,000  Carter Holt Harvey                           35,996
  7,000  Fernz                                        24,514
  8,250  Fletcher Challenge Building                  22,354(b)
  2,250  Fletcher Challenge Energy                    6,415(b)
 42,000  Fletcher Challenge Forests
         Division                                    70,124
  4,500  Fletcher Challenge Paper                     8,150(b)
 28,000  Telecom Corp. of
         New Zealand                                145,596
                                               ------------
Total New Zealand                                   313,149
                                               ------------

NORWAY - 1.5% (a)
COMMON STOCKS
 1,200  Bergesen 'A'                                 26,235
 8,870  Norsk Hydro                                 408,692
 4,970  Orkla 'A'                                   317,791
 1,460  Saga Petroleum 'B'                           22,881
                                               ------------
Total Norway                                        775,599
                                               ------------

PHILIPPINES - 0.1% (a)
COMMON STOCKS
  4,000  Philippine National Bank                    46,043
                                               ------------

PORTUGAL - 0.5% (a)
COMMON STOCKS
  2,740  Jeronimo Martins                           249,921
                                               ------------

RUSSIA - 0.05% (a)
COMMON STOCKS
    860  Gazprom ADR (USD)                           16,125(b)
                                               ------------

SINGAPORE - 1.9% (a)
COMMON STOCKS
 23,000  DBS Land                                    72,503
  7,000  Development Bank of
         Singapore                                   83,990
  7,000  Far East Levingston
         Shipbuilding                                32,677
  3,400  Fraser & Neave Ltd.                         33,795
  4,000  Keppel                                      29,819
 33,000  Overseas Union Bank                        224,920
  2,000  Singapore Airlines                          17,607
 27,000  Singapore Land                             149,521
  5,000  Singapore Press                             83,067
 43,000  United Industrial                           35,719
 24,000  United Overseas Bank                       233,440
  3,000  United Overseas Bank,
         Stock Warrants                              10,650(b)
                                               ------------
Total Singapore                                   1,007,708
                                               ------------

SOUTH KOREA - 0.8% (a)
COMMON STOCKS
  5,700  Korea Electric Power Corp.
         ADR (USD)                                  102,600
  8,378  Korea Equity Fund (USD)                    141,379
    500  Pohang Iron & Steel
         ADR (USD)                                   10,375
    390  Samsung Electronics GDR,
         Bonus (USD)                                 13,644(b)
  2,300  Samsung Electronics
         GDR (USD)                                  106,375(b)
  2,000  Samsung Electronics GDR,
         non voting (USD)                            43,000(b)
                                               ------------
Total South Korea                                   417,373
                                               ------------

SPAIN - 2.4% (a)
COMMON STOCKS
    790  Banco Popular Espanol                      151,010
  2,800  Banco Santander                            143,736
    870  Centros Comerciales
         Continente S.A.                             17,660(b)
  2,131  Centros Comerciales Pryca                   48,935
  1,682  Corporacion Bancaria de
         Espana S.A.                                 65,912
  4,496  Empresa Nacional de
         Electridad                                 275,197
    190  Fomento de Construcciones y
         Contra                                      15,427
    835  Gas Natural                                146,065
    582  General de Aguas de
         Barcelona S.A.                              23,810
 10,910  Iberdrola                                  115,859
  5,983  Repsol S.A.                                195,299
  2,730  Telefonica de Espana                        54,773
                                               ------------
Total Spain                                       1,253,683
                                               ------------

SWEDEN - 2.7% (a)
COMMON STOCKS
    840  Asea 'A'                                    95,169
 12,340  Astra AB 'B'                               562,982
  4,850  Atlas Copco 'B'                             99,940
  3,480  Electrolux 'B'                             193,695
  1,100  Esselte 'B'                                 24,591
  1,680  Hennes & Mauritz 'B'                       222,528
    660  Sandvik 'A'                                 15,557
  5,970  Sandvik 'B'                                140,723
  1,370  Scribona 'B'                                15,105
  3,190  Stora Kopparberg 'B'                        40,993(b)
                                               ------------
Total Sweden                                      1,411,283
                                               ------------

SWITZERLAND - 4.7% (a)
COMMON STOCKS
    704  Adecco S.A.                                197,722
    326  BBC Brown Boveri & Cie                     402,857
    185  Ciba Geigy                                 227,884
    860  CS Holding                                  85,898
    405  Nestle                                     439,925
     76  Roche Holdings                             574,810
    345  Sandoz                                     398,770
    830  Schwizerischer Bankverein                  159,893
                                               ------------
Total Switzerland                                 2,487,759
                                               ------------

THAILAND - 0.5% (a)
COMMON STOCKS
  4,100  Advanced Information
         Service plc
         (Foreign Registered)                        55,642
  7,020  Bangkok Bank                                74,895
  7,250  Bank of Ayudhya                             20,759
    400  Siam Cement                                 13,681
  5,640  Siam Commercial Bank                        51,323
  5,800  Thai Farmers Bank Public
         Co. Ltd.                                    44,362
    725  Thai Farmers Bank Public
         Co. Ltd., Stock Warrants                     1,102(b)
  2,600  Total Access Communication
         Public Co. Ltd. ADR (USD)                   17,940(b)
                                               ------------
Total Thailand                                      279,704
                                               ------------

UNITED KINGDOM - 16.0% (a)
COMMON STOCKS
 44,000  Abbey National                             456,901
 22,706  Argos plc                                  285,118
 33,000  Argyll Group                               195,776
 97,000  Asda Group                                 184,717
 21,000  British Gas                                 65,283
 14,000  British Petroleum                          150,448
 35,100  Cable & Wireless                           278,789
 26,400  Cadbury Schweppes                          220,000
 48,000  Caradon                                    188,672
 13,000  Coats Viyella                               32,373
 14,000  Compass Group                              139,225
 26,000  David S. Smith                             132,031
 11,600  East Midlands Electricity                  102,897
 15,000  Electrocomponents                          100,952
  3,000  GKN                                         56,396
 27,500  Glaxo Wellcome                             431,925
 42,000  Grand Metropolitan                         316,846
  5,000  Heywood Williams Group                      20,101
 16,000  Hillsdown Holdings                          45,313
 11,000  John Laing 'A'                              48,250
 40,000  Kingfisher                                 426,432
 13,000  London Electricity                         128,011
  9,960  National Grid Group                         29,180
 74,000  National Westminster Bank                  844,906
 29,000  Rank Group plc                             192,814
 37,000  Reed International                         688,932
 11,000  Rolls Royce                                 45,565
 19,800  RTZ                                        316,787
 10,000  Sears                                       14,160
 34,000  Shell Transport & Trading                  557,259
 64,000  SmithKline Beecham                         790,625
 30,000  T & N                                       62,988
 32,000  Tesco                                      173,437
 83,000  Tomkins                                    348,535
 34,500  United News & Media                        378,468
                                               ------------
Total United Kingdom                              8,450,112
                                               ------------

SHORT-TERM
SECURITIES - 5.5% (a)
U.S. Government Agency
$2,910,000  Federal Home Loan Mortgage
            Discount Notes, 5.5%,
            due 11/1/1996                      $  2,910,000
                                               ------------
Total Investments                              $ 52,728,898(c,d)
                                               ============

NOTES TO PORTFOLIO OF INVESTMENTS:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World
    Growth Fund.

(b) Currently non-income producing.

(c) Security Classification:

                        Cost            Value      % of Portfolio
                    ------------     ----------   ---------------
Common Stocks
& Warrants           $46,888,600     $49,687,213      94.2%
Preferred Stocks         160,193         131,685       0.3%
Short-Term             2,910,000       2,910,000       5.5%
                     -----------     -----------     -----
Total Investments    $49,958,793     $52,728,898     100.0%
                     ===========     ===========     =====

(d) At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $50,033,791 and the net unrealized appreciation of investments based on that cost was $2,695,107 which is comprised of $4,518,429 aggregate gross unrealized appreciation and $1,823,322 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
(ADR) - American Depository Receipts
(GDR) - Global Depository Receipts
(HKD) - Denominated in Hong Kong Dollars
(USD) - Denominated in U.S. Dollars


The accompanying notes are an integral part of the financial statements.



LUTHERAN BROTHERHOOD FUND
Portfolio of Investments
October 31, 1996

  Shares                                              Value
-----------                                        ------------
[S]                                               [C]
COMMON STOCKS - 96.5% (a)

Aerospace - 1.9%
158,500  Boeing Co.                                $ 15,116,937
                                                   ------------

Airlines - 0.7%
245,000  Southwest Airlines Co.                       5,512,500
                                                   ------------

Automotive - 2.1%
303,000  General Motors Corp.                        16,324,125
                                                   ------------

Bank & Finance - 14.2%
151,300  American International
         Group, Inc.                                 16,434,962
259,000  Bank of New York Co., Inc.                   8,579,375
163,000  Citicorp                                    16,137,000
431,000  Federal National Mortgage
         Association                                 16,862,875
230,000  First Bank System, Inc.                     15,180,000
187,000  Green Tree Financial Corp.                   7,409,875
210,000  MBNA Corp.                                   7,927,500
109,000  MGIC Investment Corp.                        7,480,125
 88,000  NationsBank Corp.                            8,294,000
 30,900  Wells Fargo & Co.                            8,254,163
                                                   ------------
                                                    112,559,875
                                                   ------------

Chemicals - 2.8%
259,000  Air Products &
         Chemicals, Inc.                             15,540,000
139,000  Hercules, Inc.                               6,619,875
                                                   ------------
                                                     22,159,875
                                                   ------------

Computer Software - 2.8%
125,000  Computer Associates
         International, Inc.                          7,390,625
 56,000  Microsoft Corp.                              7,686,000(b)
174,000  Oracle Corp.                                 7,362,375(b)
                                                   ------------
                                                     22,439,000
                                                   ------------

Computers & Office
Equipment - 3.9%
250,000  Cisco Systems, Inc.                         15,468,750(b)
162,000  Hewlett Packard Co.                          7,148,250
 30,000  Ingram Micro, Inc., Class A                    540,000(b)
 61,000  International Business
         Machines                                     7,869,000
                                                   ------------
                                                     31,026,000
                                                   ------------

Conglomerates - 4.0%
231,000  AlliedSignal, Inc.                          15,130,500
322,000  Dover Corp.                                 16,542,750
                                                   ------------
                                                     31,673,250
                                                   ------------

Drugs & Health Care - 9.7%
151,100  Abbott Laboratories                          7,649,437
118,200  Amgen, Inc.                                  7,247,138(b)
343,000  Becton, Dickinson & Co.                     14,920,500
116,000  Eli Lilly & Co.                              8,178,000
145,000  Johnson & Johnson                            7,141,250
215,600  Merck & Co., Inc.                           15,981,350
 95,000  Pfizer, Inc.                                 7,861,250
122,000  Warner-Lambert Co.                           7,762,250
                                                   ------------
                                                     76,741,175
                                                   ------------

Electric Utilities - 2.9%
280,000  Entergy Corp.                                7,840,000
173,900  FPL Group, Inc.                              7,999,400
326,000  Southern Co.                                 7,212,750
                                                   ------------
                                                     23,052,150
                                                   ------------

Electrical Equipment - 2.0%
167,400  General Electric Co.                        16,195,950
                                                   ------------

Electronics - 2.6%
120,000  Atmel Corp.                                  3,045,000
105,200  Intel Corp.                                 11,558,850
126,200  Motorola, Inc.                               5,805,200
                                                   ------------
                                                     20,409,050
                                                   ------------

Food & Beverage - 4.9%
303,000  Coca-Cola Co.                               15,301,500
245,400  PepsiCo, Inc.                                7,269,975
 44,500  Salomon, Inc., (Snapple, Inc.,
         Equity-Linked Security)                        636,906
424,300  Sara Lee Corp.                              15,062,650
                                                   ------------
                                                     38,271,031
                                                   ------------

Healthcare
Management - 1.1%
187,000  Oxford Health Plans, Inc.                    8,508,500(b)
                                                   ------------

Household Products - 4.0%
 86,000  Colgate Palmolive Co.                        7,912,000
105,000  Gillette Co.                                 7,848,750
155,100  Procter & Gamble Co.                        15,354,900
                                                   ------------
                                                     31,115,650
                                                   ------------

Leisure &
Entertainment - 3.1%
239,800  Disney (Walt) Co.                           15,796,825
303,000  Mattel, Inc.                                 8,749,125
                                                   ------------
                                                     24,545,950
                                                   ------------

Machinery &
Equipment - 2.0%
182,000  Deere & Co.                                  7,598,500
124,000  Fluor Corp.                                  8,122,000
                                                   ------------
                                                     15,720,500
                                                   ------------

Mining & Metals - 1.8%
128,000  Aluminum Co. of America                      7,504,000
143,000  Nucor Corp.                                  6,774,625
                                                   ------------
                                                     14,278,625
                                                   ------------

Oil & Oil Service - 9.9%
210,300  Amoco Corp.                                 15,930,225
238,300  Chevron Corp.                               15,668,225
176,000  Exxon Corp.                                 15,598,000
287,300  Halliburton Co.                             16,268,362
128,400  Mobil Corp.                                 14,990,700
                                                   ------------
                                                     78,455,512
                                                   ------------

Paper & Forest
Products - 0.9%
166,000  Champion International Corp.                 7,221,000
                                                   ------------

Photography - 1.0%
 96,600  Eastman Kodak Co.                            7,703,850
                                                   ------------

Railroads - 0.8%
146,000  CSX Corp.                                    6,296,250
                                                   ------------

Restaurants - 1.8%
321,400  McDonald's Corp.                            14,262,125
                                                   ------------

Retail - 7.3%
176,500  Albertson's, Inc.                            6,067,188
232,000  Federated Department Stores                  7,656,000(b)
 71,900  Gap, Inc.                                    2,085,100
339,000  Kroger Co.                                  15,127,875(b)
170,000  Melville Corp.                               6,332,500
333,400  OfficeMax, Inc.                              4,500,900(b)
166,500  Sears, Roebuck & Co.                         8,054,438
299,100  Wal-Mart Stores, Inc.                        7,963,538
                                                   ------------
                                                     57,787,539
                                                   ------------

Services - 2.0%
183,500  First Data Corp.                            14,634,125
 30,500  SABRE Group Holdings,
         Inc., Class A                                  930,250(b)
                                                   ------------
                                                     15,564,375
                                                   ------------

Telecommunications
Equipment - 0.5%
 88,474  Lucent Technologies, Inc.                    4,158,278
                                                   ------------

Telephone &
Telecommunications - 5.8%
280,700  Ameritech Corp.                             15,368,325
273,000  AT&T Corp.                                   9,520,875
340,000  Paging Network, Inc.                         5,822,500(b)
309,600  SBC Communications, Inc.                    15,054,300
                                                   ------------
                                                     45,766,000
                                                   ------------
Total Common Stock
(cost $632,153,195)                                 762,865,072
                                                   ------------
U.S. GOVERNMENT - 0.3% (a)
$2,000,000  U.S. Treasury Notes, 8.75%,
            due 10/15/1997
            (cost $2,014,502)                      $  2,060,000
                                                   ------------

SHORT-TERM
SECURITIES - 3.2% (a)
Commercial Paper
10,500,000  Associates Corp. of
            North America, 5.6%,
            due 11/1/1996                            10,500,000
4,100,000   General Electric Capital Corp.,
            5.6%, due 11/1/1996                       4,100,000
10,700,000  Gillette Co., 5.62%,
            due 11/1/1996                            10,700,000
                                                   ------------
Total Short-Term Securities
(at amortized cost)                                  25,300,000
                                                   ------------
Total Investments
(cost $659,467,697)                                $790,225,072(c)
                                                   ============

NOTES TO PORTFOLIO OF INVESTMENTS:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.

(b) Currently non-income producing.

(c) At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $659,692,696 and the net unrealized appreciation of investments based on that cost was $130,532,376 which is comprised of $145,703,847 aggregate gross unrealized appreciation and $15,171,471 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD HIGH YIELD FUND
Portfolio of Investments
October 31, 1996

   Principal                                                                               Maturity
    Amount                                                                      Rate         Date          Value
--------------                                                                 ------    -------------  -----------
CORPORATE BONDS - 78.7 % (a)

Airlines - 0.7%
$  4,500,000  U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A-3     10.375%      3/1/2013    $  4,522,500
                                                                                                        ------------

Automotive - 0.4%
   4,950,000  Exide Corp., Convertible Sr. Subordinated Notes                    2.9%     12/15/2005       3,031,875
                                                                                                        ------------

Bank & Finance - 3.9%
   3,250,000  Chevy Chase Savings Bank, Subordinated Debentures                 9.25%      12/1/2005       3,380,000
   7,600,000  First Nationwide Holdings, Inc., Sr. Notes                        12.5%      4/15/2003       8,265,000
   4,000,000  HomeSide, Inc., Sr. Secured Second Priority Notes                11.25%      5/15/2003       4,390,000
   2,400,000  Outsourcing Solutions, Inc., Sr. Subordinated Notes               11.0%      11/1/2006       2,400,000
   6,353,210  Scotsman Holdings, Sr. Notes, Payment-In-Kind, Series B           11.0%       3/1/2004       6,519,981
   2,000,000  Trizec Finance Ltd., Sr. Notes                                  10.875%     10/15/2005       2,210,000
                                                                                                        ------------
                                                                                                          27,164,981
                                                                                                        ------------

Broadcasting - 18.0%
   3,450,000  American Telecasting, Inc., Sr. Discount Notes                Zero Coupon   8/15/2005        2,018,250
   6,025,424  American Telecasting, Inc., Sr. Discount Notes                Zero Coupon   6/15/2004        4,127,415
   4,100,000  Australis Holdings Pty Ltd., Units                            Zero Coupon   11/1/2002        2,298,870
  10,650,000  Australis Media Ltd., Sr. Subordinated Discount Notes         Zero Coupon   5/15/2003        6,283,500
   6,900,000  Benedek Communications Corp., Sr. Discount Notes              Zero Coupon   5/15/2006        3,829,500
   5,100,000  Cablevision Industries, Debentures, Series B                      9.25%      4/1/2008        5,447,004
   2,150,000  Charter Communications Southeast Holdings, L.P.,
              Sr. Discount Notes, Series B                                  Zero Coupon   3/15/2007        1,236,250
  10,920,000  CS Wireless Systems, Inc., Sr. Discount Notes                 Zero Coupon    3/1/2006        5,132,400
   1,450,000  Diamond Cable Communications plc, Sr. Discount Notes          Zero Coupon  12/15/2005          957,000
   4,000,000  EchoStar Satellite Broadcasting Corp.,
              Sr. Secured Discount Notes                                    Zero Coupon   3/15/2004        2,825,000
  12,217,719  Falcon Holdings Group L.P., Sr. Subordinated Notes, Series B      11.0%     9/15/2003       11,179,212
   9,000,000  Groupo Televisa S.A., Sr. Discount Debentures                 Zero Coupon   5/15/2008        5,535,000
   6,900,000  Groupo Televisa S.A., Sr. Notes                                 11.875%     5/15/2006        7,331,250
   9,200,000  InterMedia Capital Partners IV, L.P., Sr. Notes                  11.25%      8/1/2006        9,200,000
   4,100,000  International CableTel, Inc., Convertible Subordinated Notes       7.0%     6/15/2008        3,889,875
   3,350,000  International CableTel, Inc., Convertible Subordinated Notes      7.25%     4/15/2005        3,525,875
   5,400,000  International CableTel, Inc., Sr. Deferred Notes, Series A    Zero Coupon    2/1/2006        3,294,000
   4,600,000  International CableTel, Inc., Sr. Notes, Series A             Zero Coupon   4/15/2005        3,151,000
   5,350,000  Jacor Communications, Inc., Convertible
              Liquid Yield Option Notes                                     Zero Coupon   6/12/2011        2,420,875
   2,800,000  Le Groupe Videotron Ltee., Sr. Notes                            10.625%     2/15/2005        3,097,500
   5,200,000  NWCG Holdings Corp., Sr. Secured Discount Notes, Series B     Zero Coupon   6/15/1999        4,264,000
   9,500,000  People's Choice TV Corp., Sr. Discount Notes                  Zero Coupon    6/1/2004        5,272,500
   5,200,000  Rogers Cablesystems Ltd., Sr. Secured Second Priority Notes      9.625%      8/1/2002        5,317,000
   6,000,000  Rogers Communications, Inc., Convertible Debentures                2.0%    11/26/2005        3,172,500
     900,000  Rogers Communications, Inc., Convertible
              Liquid Yield Option Notes                                    Zero Coupon    5/20/2013          344,250
   2,750,000  Rogers Communications, Inc., Sr. Notes                           9.125%     1/15/2006        2,598,750
   5,000,000  Scott Cable Communications, Inc., Subordinated Debentures        12.25%     4/15/2001        3,500,000(c)
   1,100,000  Tele-Communications International, Inc.,
              Convertible Subordinated Debentures                                4.5%     2/15/2006          880,000
   5,600,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B    Zero Coupon    5/15/2006        2,954,000
   7,350,000  United International Holdings, Inc., Sr. Discount Notes      Zero Coupon   11/15/1999        5,145,000
   4,600,000  Wireless One, Inc., Sr. Notes                                     13.0%    10/15/2003        4,726,500
                                                                                                        ------------
                                                                                                         124,954,276
                                                                                                        ------------

Building Products & Materials - 0.9%
   5,750,000  CEMEX S.A. de C.V., Notes                                        12.75%     7/15/2006        6,202,812
                                                                                                        ------------

Computers & Office Equipment - 2.8%
   8,275,000  Dictaphone Corp., Sr. Subordinated Notes                         11.75%      8/1/2005        7,633,687
   2,000,000  National Data Corp., Convertible Subordinated Notes                5.0%     11/1/2003        2,000,000
   6,150,000  Unisys Corp., Sr. Notes                                          11.75%    10/15/2004        6,273,000
   3,400,000  Unisys Corp., Sr. Notes                                           12.0%     4/15/2003        3,502,000
                                                                                                        ------------
                                                                                                          19,408,687
                                                                                                        ------------

Construction & Home Building - 2.0%
   8,250,000  Peters (J.M.) Co., Inc., Sr. Notes                           12.75%      5/1/2002            7,837,500
   5,250,000  The Fortress Group, Inc., Sr. Notes                          13.75%     5/15/2003            5,591,250
                                                                                                        ------------
                                                                                                          13,428,750
                                                                                                        ------------

Consumer Products - 1.1%
   7,450,000  National Fiberstok Corp., Sr. Notes                             11.625%     6/15/2002        7,785,250
                                                                                                        ------------

Containers & Packaging - 0.7%
   5,200,000  Riverwood International Corp., Sr. Subordinated Notes           10.875%      4/1/2008        4,790,500
                                                                                                        ------------

Drugs & Health Care - 1.5%
   4,245,800  General Medical Corp., Payment-In-Kind Debentures               12.125%     8/15/2005        4,394,403
   2,450,000  Owens & Minor, Inc., Sr. Subordinated Notes                     10.875%      6/1/2006        2,560,250
   4,800,000  Unilab Corp., Sr. Notes                                           11.0%      4/1/2006        3,648,000
                                                                                                        ------------
                                                                                                          10,602,653
                                                                                                        ------------

Electric Utilities - 0.8%
   1,750,000  Midland Cogen Venture Fund II, Secured Lease Obligation
              Bonds, Series A                                                  11.75%     7/23/2005        1,916,250
   3,000,000  Midland Cogen Venture Fund II, Subordinated Secured
              Lease Obligation Bonds                                           13.25%     7/23/2006        3,435,000
                                                                                                        ------------
                                                                                                           5,351,250
                                                                                                        ------------

Electrical Equipment - 2.7%
   5,000,000  Advanced Micro Devices, Inc., Sr. Secured Notes                   11.0%      8/1/2003        5,250,000
   4,650,000  Protection One Alarm Monitoring, Convertible Sr.
              Subordinated Notes                                                6.75%     9/15/2003        4,469,812
   5,550,000  Protection One Alarm Monitoring, Sr. Subordinated
              Discount Notes                                                 Zero Coupon  6/30/2005        5,133,750
   3,750,000  Telex Communications, Inc., Sr. Notes                             12.0%     7/15/2004        4,068,750
                                                                                                        ------------
                                                                                                          18,922,312
                                                                                                        ------------

Food & Beverage - 1.7%
   3,450,000  Curtice-Burns Food, Inc., Sr. Subordinated Notes                 12.25%      2/1/2005        3,432,750
   5,500,000  Fresh Del Monte Corp., Sr. Notes, Series B                        10.0%      5/1/2003        5,087,500
   3,250,000  International Home Foods, Inc., Sr. Subordinated Notes          10.375%     11/1/2006        3,282,500
                                                                                                        ------------
                                                                                                          11,802,750
                                                                                                        ------------

Hospital Management - 3.9%
   5,250,000   Merit Behavioral Care Corp., Sr. Subordinated Notes              11.5%    11/15/2005        5,565,000
   4,000,000   Paracelsus Healthcare Corp., Sr. Subordinated Notes              10.0%     8/15/2006        3,755,000
   3,350,000   PhyMatrix Corp., Convertible Subordinated Debentures             6.75%     6/15/2003        2,809,812
   4,150,000   Regency Health Services, Inc., Sr. Subordinated Notes           9.875%    10/15/2002        4,191,500
   3,100,000   Regency Health Services, Inc., Subordinated Notes               12.25%     7/15/2003        3,301,500
   3,850,000   Rotech Medical Corp., Convertible Subordinated Debentures        5.25%      6/1/2003        3,296,563
   4,100,000   Unison HealthCare Corp., Sr. Notes                              12.25%     11/1/2006        4,120,500
                                                                                                        ------------
                                                                                                          27,039,875
                                                                                                        ------------

Household Products - 2.8%
   5,150,000  BPC Holding Corp., Sr. Secured Notes, Series B                    12.5%     6/15/2006        5,381,750
  24,000,000  Coleman Worldwide Corp., Convertible Liquid Yield
              Option Notes                                                   Zero Coupon  5/27/2013        6,870,000
   2,250,000  Rayovac Corp., Sr. Subordinated Notes                            10.25%     11/1/2006        2,283,750
   4,750,000  Simmons Co., Sr. Subordinated Notes                              10.75%     4/15/2006        4,904,375
                                                                                                        ------------
                                                                                                          19,439,875
                                                                                                        ------------

Leisure & Entertainment - 1.9%
   8,500,000  AMF Group, Inc., Sr. Subordinated Discount Notes, Series B     Zero Coupon  3/15/2006        5,227,500
   5,000,000  Host Marriott Travel Plazas, Sr. Secured Notes, Series B           9.5%     5/15/2005        5,081,250
   3,000,000  IMAX Corp., Sr. Notes                                              7.0%      3/1/2001        3,000,000
                                                                                                        ------------
                                                                                                          13,308,750
                                                                                                        ------------

Mining & Metals - 0.8%
   5,700,000  Commonwealth Aluminum Corp., Sr. Subordinated Notes              10.75%     10/1/2006        5,771,250
                                                                                                        ------------

Oil & Gas - 1.9%
   4,800,000  Kelley Oil & Gas Corp., Sr. Subordinated Notes                  10.375%    10/15/2006        4,824,000
   4,258,000  Petroleum Heat & Power Co., Inc., Subordinated Debentures        12.25%      2/1/2005        4,705,090
   3,300,000  Veritas DGC, Inc., Sr. Notes                                      9.75%    10/15/2003        3,337,125
                                                                                                        ------------
                                                                                                          12,866,215
                                                                                                        ------------

Paper & Forest Products - 0.6%
   4,100,000  FSW International Finance Co. B.V., Guaranteed Secured Notes      12.5%     11/1/2006        4,146,125
                                                                                                        ------------

Pollution Control - 0.5%
   3,000,000  Norcal Waste Systems, Inc., Sr. Notes, Series B                   12.75%   11/15/2005        3,255,000
                                                                                                        ------------

Publishing & Printing - 3.8%
     800,000  Goss Graphic Systems, Inc., Sr. Subordinated Notes                12.0%    10/15/2006          808,000
   2,500,000  K-III Communications Corp., Sr. Notes                            10.25%      6/1/2004        2,618,750
  10,300,000  Neodata Services, Inc., Sr. Notes, Series B                       12.0%      5/1/2003       10,557,500
   3,500,000  News America Holdings, Inc., Convertible Liquid
              Yield Option Notes                                             Zero Coupon  3/11/2013        1,684,375
     750,000  News America Holdings, Inc., Subordinated Notes                Zero Coupon  3/31/2002          712,500
   5,250,000  Park Newspapers, Inc., Sr. Notes, Series B                      11.875%     5/15/2004        6,063,750
   4,150,000  Sullivan Graphics, Inc., Sr. Subordinated Notes                  12.75%      8/1/2005        4,015,125
                                                                                                        ------------
                                                                                                          26,460,000
                                                                                                        ------------

Retail - 0.8%
   2,250,000  F & M Distributors, Inc., Sr. Subordinated Notes                  11.5%     4/15/2003           70,312(c)
   5,100,000  Lifestyle Furnishings International Ltd.                        10.875%      8/1/2006        5,355,000
   5,000,000  Wherehouse Entertainment, Inc., Sr. Subordinated Notes            13.0%      8/1/2002          237,500(c)
                                                                                                        ------------
                                                                                                           5,662,812
                                                                                                        ------------

Retail: Food - 3.3%
   3,000,000  Dominick's Finer Foods, Sr. Subordinated Notes                  10.875%      5/1/2005        3,322,500
   5,550,000  Jitnay-Jungle Stores of America, Sr. Notes                        12.0%      3/1/2006        5,938,500
   4,850,000  Pueblo Xtra International, Inc., Sr. Notes                         9.5%      8/1/2003        4,365,000
   4,800,000  Ralphs Grocery Co., Sr. Notes                                    10.45%     6/15/2004        4,884,000
   2,500,000  Smith's Food & Drug Centers, Pass Through Certificates            8.64%      7/2/2012        2,146,875
   2,000,000  TLC Beatrice International Holdings, Sr. Secured Notes            11.5%     10/1/2005        2,110,000
                                                                                                        ------------
                                                                                                          22,766,875
                                                                                                        ------------

Services - 0.4%
   2,800,000  Intertek Finance plc, Sr. Subordinated Notes                     10.25%     11/1/2006        2,800,000
                                                                                                        ------------

Telecommunications - 19.8%
  10,100,000  American Communications Services, Sr. Discount Notes          Zero Coupon   11/1/2005        5,757,000
   3,550,000  A+ Network, Inc., Sr. Subordinated Notes                        11.875%     11/1/2005        3,550,000
   6,000,000  Call-Net Enterprises, Inc., Sr. Discount Notes                Zero Coupon   12/1/2004        4,740,000
   7,350,000  Clearnet Communications, Inc., Sr. Discount Notes             Zero Coupon  12/15/2005        4,501,875
   2,200,000  Comcast Cellular, Inc., Sr. Participation Redeemable
              Notes, Series B                                               Zero Coupon    3/5/2000        1,567,500
   5,400,000  Comcast Cellular, Inc., Sr. Redeemable Notes                  Zero Coupon    3/5/2000        3,847,500
   1,060,000  GST Telecommunications, Inc., Sr. Subordinated Notes          Zero Coupon  12/15/2005          890,400
   9,980,000  GST USA, Inc., Sr. Discount Notes                             Zero Coupon  12/15/2005        5,688,600
  10,050,000  Hyperion Telecommunications, Sr. Discount Notes, Series B     Zero Coupon   4/15/2003        5,728,500
   3,350,000  In-Flight Phone Corp., Sr. Discount Notes, Series B           Zero Coupon   5/15/2002        1,088,750
   3,650,000  IntelCom Group Holdings (U.S.A.), Inc., Sr. Discount Notes    Zero Coupon   9/15/2005        2,413,563
   3,300,000  Intermedia Communications of Florida, Sr. Notes, Series B         13.5%      6/1/2005        3,770,250
   9,800,000  Ionica plc, Units                                                 13.5%     8/15/2006        9,898,000
   9,150,000  IXC Communications, Inc., Sr. Notes, Series B                     12.5%     10/1/2005        9,538,875
   7,200,000  Microcell Telecommunications, Inc., Units                     Zero Coupon    6/1/2006        4,095,000
  11,550,000  Millicom International Cellular S.A., Sr. Discount Notes      Zero Coupon    6/1/2006        6,670,125
   8,250,000  NEXTEL Communications, Inc., Sr. Discount Notes               Zero Coupon   8/15/2004        5,269,688
   7,750,000  NEXTLINK Communications LLC, Sr. Discount Notes                   12.5%     4/15/2006        7,963,125
   6,150,000  ORBCOMM Global, L.P., Sr. Notes                                   14.0%     8/15/2004        6,242,250
  11,500,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes        Zero Coupon    2/1/2005        7,762,500
   7,000,000  Paging Network, Inc., Sr. Subordinated Notes                      10.0%    10/15/2008        6,938,750
   2,000,000  PriCellular Wireless Corp., Sr. Notes                            10.75%     11/1/2004        2,015,000
   7,400,000  RSL Communications Ltd., Units                                   12.25%    11/15/2006        7,437,000
   2,250,000  USA Mobile Communications, Inc., Sr. Notes                         9.5%      2/1/2004        2,098,125
   2,150,000  USA Mobile Communications, Inc., Sr. Notes                        14.0%     11/1/2004        2,402,625
   8,000,000  Viatel, Inc., Sr. Discount Notes                              Zero Coupon   1/15/2005        4,960,000
   4,400,000  WinStar Communications, Inc., Convertible Sr.

Subordinated Discount Notes                                                 Zero Coupon  10/15/2005        3,080,000
  12,400,000  WinStar Communications, Inc., Sr. Discount Notes              Zero Coupon  10/15/2005        6,882,000
                                                                                                        ------------
                                                                                                         136,797,001
                                                                                                        ------------

Transportation - 1.0%
   6,000,000  Alamo Rent-A-Car, Inc., Sr. Notes                                11.75%     1/31/2006        6,630,000
                                                                                                        ------------

Total Corporate Bonds (cost $542,405,823)                                                                544,912,374
                                                                                                        ------------

FOREIGN GOVERNMENT BONDS - 0.3% (a, e)
   2,050,000  Republic of Argentina (The), Sr. Unsubordinated Global Bonds
              (cost $2,041,482)                                                 11.0%     10/9/2006        2,003,875
                                                                                                        ------------

PREFERRED STOCKS - 11.7% (a)
      35,141  Cablevision Systems Corp., Preferred Stock                                                   3,224,187
      36,135  Cablevision Systems Corp., Red. Exch., Preferred Stock, Series H                             3,477,994
      19,000  California Federal Bank, Preferred Stock, Series B                                           2,052,000
      31,947  Communications & Power Industries, Inc., Convertible Preferred Stock, Series B               3,194,700
       5,150  Consolidated Hydro, Inc., Preferred Stock                                                      619,288(b)
      40,000  First Nationwide Bank, Noncumulative Preferred Stock                                         4,590,000
      45,500  Grand Union Holdings Corp., Cumulative Preferred Stock, Series A                                     0(b,d)
     146,000  Granite Broadcasting Corp., Convertible Preferred Stock                                      8,915,125
     258,736  Harvard Industries, Inc., Exchangeable Payment-In-Kind Preferred Stock                       5,627,508
      93,000  K-III Communications Corp., Exchangeable Preferred Stock                                     2,487,750
      25,050  K-III Communications Corp., Exchangeable Preferred Stock, Series B                           2,486,208
      40,500  K-III Communications Corp., Preferred Stock, Series D                                        3,817,125
      49,000  K-Mart Financing I, Convertible Preferred Stock                                              2,327,500
     125,000  MFS Communication, Inc., 8% Cumulative Convertible Preferred Stock                          10,843,750
      57,000  Mobile Telecommunications Technologies Corp., Convertible Preferred Stock                    1,239,750
      72,500  Network Imaging Corp., Convertible Preferred Stock, Series A                                 1,087,500
       8,031  PanAmSat Corp., Convertible Preferred Stock                                                  9,797,820
       6,100  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                 5,856,000
      74,942  Riggs National Corp., Preferred Stock                                                        2,135,847
     122,500  River Bank America, Preferred Stock                                                          2,909,375
      43,500  SFX Broadcasting, Inc., 6.5% Convertible Preferred Stock, Series D                           2,468,625
       2,011  Silgan Holdings, Inc., Preferred Stock                                                       2,121,605
                                                                                                        ------------
Total Preferred Stocks (cost $76,479,747                                                                  81,279,657
                                                                                                        ------------

COMMON STOCKS & STOCK WARRANTS - 3.5% (a,b)
      11,700  American Communications Services, Stock Warrants                                               994,500
      31,900  American Telecasting, Inc., Stock Warrants                                                     199,400
     147,860  Arch Communications Group, Common Stock                                                      1,718,873
      45,000  Bell & Howell Co., Common Stock                                                              1,203,750
      25,740  Clearnet Communications, Inc., Stock Warrants                                                  218,790
       1,890  Communications & Power Industries, Inc., Common Stock                                          189,000
       9,270  Consolidated Hydro, Inc., Stock Warrants                                                             0(d)
      75,500  Envirotest Systems Corp., Class A Common Stock                                                 245,375
     112,013  Gaylord Container Corp., Class A Common Stock                                                  840,098
     154,623  Gaylord Container Corp., Stock Warrants                                                      1,169,336
      44,716  Grand Union Co., Stock Warrants                                                                  5,664
      70,000  Harvard Industries, Inc., Class B Common Stock                                                 656,250
       9,650  Hyperion Telecommunications, Stock Warrants                                                    434,250
       7,400  In-Flight Phone Corp., Stock Warrants                                                                0
     160,000  IntelCom Group Communications, Inc., Common Stock                                            3,000,000
      50,335  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                  780,193
     141,000  InterCel, Inc., Common Stock                                                                 2,361,750
       4,100  Intermedia Communications of Florida, Stock Warrants                                           205,000
      32,180  JPS Textiles Group, Common Stock, Class A                                                          322
      99,948  Magellan Health Services, Common Stock                                                       1,836,545
     143,834  Memorex Telex N.V. ADR, Common Stock                                                            44,948
       3,981  Memorex Telex N.V. ADR, Stock Warrants                                                               0
     268,000  MobileMedia Corp., Class A Common Stock                                                        544,375
       4,586  NEXTEL Communications, Stock Warrants                                                               46
      26,250  PageMart Nationwide, Inc., Common Stock                                                        210,000
     140,000  Pagemart Wireless, Inc., Class A Common Stock                                                1,050,000
      19,200  Payless Cashways, Inc., Stock Warrants                                                               0
       9,500  People's Choice TV Corp., Stock Warrants                                                         9,500
      31,400  Plantronics, Inc., Common Stock                                                              1,181,425
      19,360  Protection One Alarm Monitoring, Stock Warrants                                                193,600
      20,000  Triangle Wire & Cable, Inc., Stock Warrants                                                          0(d)
      87,000  United International Holdings, Inc., Class A Common Stock                                    1,065,750
      20,100  United International Holdings, Inc., Stock Warrants                                            402,000
     288,800  Viatel, Inc., Common Stock                                                                   2,166,000
      92,000  Wireless One, Inc., Common Stock                                                             1,196,000
      13,800  Wireless One, Inc., Stock Warrants                                                              41,400
                                                                                                        ------------
Total Common Stocks & Stock Warrants (cost $29,276,975)                                                   24,164,140
                                                                                                        ------------

SHORT-TERM SECURITIES - 5.8% (a)
Commercial Paper
                                                                                              Maturity
                                                                                      Rate      Date
                                                                                     ------  ---------
   5,000,000  Canadian Wheat Board (Guaranteed Government of Canada)                  5.35%   11/4/1996    4,997,771
   2,396,000  Centerior Fuel Corp.                                                    5.35%   11/6/1996    2,394,220
   7,000,000  Delaware Funding Corp.                                                  5.25%  11/14/1996    6,986,729
  20,900,000  New Center Asset Trust                                                  5.56%   11/1/1996   20,900,000
   5,000,000  Sheffield Receivables Corp.                                             5.25%   11/1/1996    5,000,000
                                                                                                        ------------
Total Short-Term Securities (at amortized cost)                                                           40,278,720
                                                                                                        ------------
Total Investments (cost $690,482,747)                                                                   $692,638,766(f)
                                                                                                        ============

NOTES TO PORTFOLIO OF INVESTMENTS:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood
    High Yield Fund.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through
    October 31, 1996, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of October 31, 1996:

                                                                    Acquisition
                   Security                                            Date              Cost
 ---------------------------------------------                     ------------      ----------
Consolidated Hydro, Inc., Stock Warrants                             2/8/1994        $   22,776
Grand Union Holdings Corp., Cumulative Preferred Stock, Series A    6/14/1993         5,218,975
Triangle Wire & Cable, Inc., Stock Warrants                          1/3/1992             1,998

(e) Denominated in U.S. dollars.

(f) At October 31, 1996, the aggregate cost of securities for federal tax purposes was $691,416,742 and the net unrealized appreciation of investments based on that cost was $1,222,024 which is comprised of $39,979,075 aggregate gross unrealized appreciation and $38,757,051 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD INCOME FUND
Portfolio of Investments
October 31, 1996

Principal                                                                                     Maturity
 Amount                                                                               Rate      Date        Value
----------                                                                            ------   -------    ---------
CORPORATE BONDS - 36.9% (a)
Aerospace - 1.5%
$  5,000,000  Lockheed Martin Corp., Notes                                           7.7%   6/15/2008   $  5,269,935
   7,500,000  Lockheed Martin Corp., Notes                                          7.45%   6/15/2004      7,792,597
                                                                                                        ------------
                                                                                                          13,062,532
                                                                                                        ------------

Automotive - 0.6%
   5,000,000  Ford Motor Credit Co., Notes                                         6.375%   10/6/2000      4,987,710
                                                                                                        ------------

Bank & Finance - 16.2%
   7,500,000  Associates Corp. of North America, Notes                             6.625%   5/15/1998      7,574,520
  14,000,000  Associates Corp. of North America, Sr. Notes                         9.125%    4/1/2000     15,192,674
   2,000,000  Chase Manhattan Corp., Subordinated Notes                            9.375%    7/1/2001      2,227,008
   3,000,000  Chase Manhattan Corp., Subordinated Notes                           10.375%   3/15/1999      3,273,606
   7,000,000  Chemical New York Corp., Debentures                                   9.75%   6/15/1999      7,590,702
   5,000,000  Citicorp, Subordinated Notes                                         7.125%   5/15/2006      5,046,315
  12,000,000  Equitable Life Assurance Society of the United States,
              Surplus Notes                                                         6.95%   12/1/2005     11,853,684
  15,500,000  General Electric Capital Corp., Debentures                            8.85%    4/1/2005     17,575,404
   5,000,000  Metropolitan Life Insurance Co., Surplus Notes                         7.7%   11/1/2015      5,074,935
   6,000,000  Midland Bank plc, Subordinated Notes                                 7.625%   6/15/2006      6,251,076
   5,000,000  National Westminster Bank plc, Subordinated Notes                     9.45%    5/1/2001      5,572,275
  15,000,000  Nationwide CSN Trust, Trust Notes                                    9.875%   2/15/2025     16,874,370
   8,000,000  New York Life Insurance Co., Surplus Notes                             6.4%  12/15/2003      7,844,776
   6,000,000  Prudential Insurance Co., Surplus Notes                                8.3%    7/1/2025      6,262,752
   2,500,000  Reliastar Financial Corp., Sr. Notes                                 8.625%   2/15/2005      2,733,370
   7,000,000  Societe-Generale- New York, Subordinated Notes                       9.875%   7/15/2003      8,119,209
   4,000,000  Societe-Generale- New York, Subordinated Notes                         7.4%    6/1/2006      4,093,256
   4,500,000  Swiss Bank Corp.- New York, Subordinated Debentures                    7.5%   7/15/2025      4,548,735
                                                                                                        ------------
                                                                                                         137,708,667
                                                                                                        ------------

Broadcasting - 2.8%
   9,000,000  Continental Cablevision, Inc., Sr. Debentures                        8.875%   9/15/2005     10,006,281
   5,000,000  TCI Communications, Inc., Sr. Notes                                 10.125%    8/1/2001      5,378,455
   7,500,000  Time Warner, Inc., Notes                                             9.625%    5/1/2002      8,422,950
                                                                                                        ------------
                                                                                                          23,807,686
                                                                                                        ------------

Chemicals - 0.5%
   4,500,000  Sociedad Quimica y Minera de Chile S.A., Loan
              Participation Certificates                                             7.7%   9/15/2006      4,627,543
                                                                                                        ------------

Conglomerates - 0.4%
   3,000,000  FMC Corp., Sr. Debentures                                             7.75%    7/1/2011      3,119,931
                                                                                                        ------------

Electric Utilities - 1.5%
   5,712,000  DQU Funding Corp., Collateralized Lease Obligation Bonds              7.23%   12/1/1999      5,797,543
   7,000,000  Empresa Electrica Pehuienche S.A., Notes                               7.3%    5/1/2003      7,148,057
                                                                                                        ------------
                                                                                                          12,945,600
                                                                                                        ------------

Electronics - 0.1%
   1,000,000  Thermo Electron Corp., Convertible Subordinated Debentures            4.25%    1/1/2003      1,126,250
                                                                                                        ------------

Hospital Management - 1.2%
   3,500,000  Allegiance Corp., Debentures                                           7.8%  10/15/2016      3,558,569
   7,000,000  MedPartners, Inc., Sr. Notes                                         7.375%   10/1/2006      7,042,056
                                                                                                        ------------
                                                                                                          10,600,625
                                                                                                        ------------

Household Products - 1.4%
  10,000,000  Procter & Gamble, Guaranteed ESOP Debentures                          9.36%    1/1/2021     12,236,310
                                                                                                        ------------

Natural Gas - 3.1%
   6,000,000  Coastal Corp., Sr. Debentures                                         9.75%    8/1/2003      6,910,554
   7,500,000  Coastal Corp., Sr. Notes                                            10.375%   10/1/2000      8,482,822
  11,000,000  Columbia Gas Systems, Inc., Series A Notes                            6.39%  11/28/2000     10,950,808
                                                                                                        ------------
                                                                                                          26,344,184
                                                                                                        ------------

Petroleum - 2.0%
   3,000,000  CITGO Petroleum Corp., Sr. Notes                                     7.875%   5/15/2006      3,091,395
   6,653,237  Mobil Oil Corp., ESOP Sinking Fund Debentures                         9.17%   2/29/2000      7,007,142
   6,500,000  Petroliam Nasional BHD, Notes                                         7.75%   8/15/2015      6,764,745
                                                                                                        ------------
                                                                                                          16,863,282
                                                                                                        ------------

Retail - 2.3%
  10,000,000  Dayton Hudson Corp., Notes                                             6.4%   2/15/2003      9,800,090
  10,000,000  Sears, Roebuck Acceptance Corp., Medium Term Notes, Series II         6.86%    7/3/2001     10,142,290
                                                                                                        ------------
                                                                                                          19,942,380
                                                                                                        ------------

Services - 1.3%
  11,000,000  Electronic Data Systems Corp., Notes                                  6.85%   5/15/2000     11,203,786
                                                                                                        ------------

Telecommunications - 0.6%
   5,000,000  AirTouch Communications, Inc., Notes                                   7.5%   7/15/2006      5,168,795
                                                                                                        ------------

Telephone - 0.7%
   5,500,000  New York Telephone Co., Debentures                                   9.375%   7/15/2031      6,217,327
                                                                                                        ------------

Textiles & Apparel - 0.7%
   6,000,000  Levi Strauss & Co., Notes                                              6.8%   11/1/2003      5,978,220
                                                                                                        ------------
Total Corporate Bonds (cost $310,773,659)                                                                315,940,828
                                                                                                        ------------

FOREIGN GOVERNMENT BONDS - 4.3% (a, c)
   3,000,000  African Development Bank, Subordinated Notes                         6.875%  10/15/2015      2,905,872
   7,000,000  British Columbia Hydro & Power, Debentures                            12.5%    9/1/2013      8,028,293
   5,000,000  Inter American Development Bank, Notes                                 7.0%   6/15/2025      4,925,930
   2,500,000  Korea Electric Power Corp., Debentures                                7.75%    4/1/2013      2,570,078
   7,500,000  Ontario Province, Canada, Debentures                                 11.75%   4/25/2013      8,445,075
   9,000,000  Ontario Province, Canada, Sr. Bonds                                  7.375%   1/27/2003      9,362,961
                                                                                                        ------------
Total Foreign Government Bonds (cost $37,628,970)                                                         36,238,209
                                                                                                        ------------

ASSET-BACKED SECURITIES - 15.5% (a)
  13,000,000  AT&T Universal Card Master Trust, Class A, Series 1995-2              5.95%  10/17/2002     12,893,647
   7,500,000  Chase Manhattan Credit Card, Series 1996-3, Class A                   7.04%   2/15/2004      7,726,043
  24,000,000  Chase Manhattan Credit Card, Series 1996-4, Class A                   6.73%   2/15/2002     24,428,136
   5,427,696  Chase Manhattan Grantor Trust, Series 1996-B-A                        6.61%   9/15/2002      5,492,552
  20,000,000  Deutsche Floorplan Receivables Master Trust, Series 1994-1-A          5.58%   2/15/2001     20,064,580(b)
  10,000,000  Discover Card Master Trust I, Series 1996-3-A                         6.05%   8/18/2008      9,494,190
  11,000,000  NationsBank Credit Card Master, Series 1995-A                         6.45%   4/15/2003     11,106,579
  13,000,000  Standard Credit Master Trust 1, Credit Card Participation
              Certificates, Series 1995-9-A                                         6.55%   10/7/2007     12,817,467
  15,000,000  World Financial Network Credit Card Master Trust,
              Series 1996-B                                                         6.95%   4/15/2006     15,376,485
  12,000,000  World Omni 6.25% Automobile Lease Trust Certificates,
              Series 1996-B, Class A3                                               6.25%  11/15/2002     12,022,500
                                                                                                        ------------
Total Asset-Backed Securities (cost $130,785,023)                                                        131,422,179
                                                                                                        ------------

MORTGAGE-BACKED SECURITIES - 18.8% (a)
  26,575,807  Federal Home Loan Mortgage Corp., Participation Certificates          6.0%         2011     25,678,874
  30,000,000  Government National Mortgage Association, Modified
              Pass Through Certificates                                             6.5%         2026     28,603,125(d)
 108,525,424  Government National Mortgage Association, Modified
              Pass Through Certificates                                       6.5 - 7.0%  2023 - 2026    105,511,011
                                                                                                        ------------
Total Mortgage-Backed Securities (cost $158,600,650)                                                     159,793,010
                                                                                                        ------------

U.S. GOVERNMENT - 20.2% (a)
 118,000,000  U.S. Treasury Bonds                                         7.25 - 13.125%  2001 - 2025    143,284,699(e)
  25,500,000  U.S. Treasury Notes                                                 7.875%         2004     27,990,203
                                                                                                        ------------
Total U.S. Government (cost $172,133,402)                                                                171,274,902
                                                                                                        ------------

Shares
----------
COMMON & PREFERRED STOCKS - 1.0% (a)
      25,000  AirTouch Communications, Inc., Convertible Preferred Stock                                   1,159,375
      20,000  American General Delaware, L.L.C., Convertible Preferred Stock                               1,045,000
      10,000  Chubb Corp., Common Stock                                                                      500,000
     200,000  SI Financing Trust I, Preferred Stock                                                        5,150,000
       5,000  Wendy's International, Inc., Preferred Stock                                                   255,975
                                                                                                        ------------
Total Common & Preferred Stocks (cost $8,120,975)                                                          8,110,350
                                                                                                        ------------

OPTIONS ON U.S. TREASURY BOND FUTURES - 0.1% (a)
               U.S. Treasury Bond Futures, 200 call option contracts,
               exercise price of $112, expires November 15, 1996
               (cost $167,740)                                                                               328,125
                                                                                                        ------------

  Principal                                                                                Maturity
   Amount                                                                          Rate      Date
-------------                                                                     ------   --------
SHORT-TERM SECURITIES - 3.2% (a)
Commercial Paper
  $6,900,000  American Express Credit Corp.                                        5.23%   11/13/1996      6,887,971
  10,000,000  Electronic Data Systems Corp.                                        5.24%   11/25/1996      9,965,067
  10,300,000  Harvard University                                                   5.53%    11/1/1996     10,300,000
                                                                                                        ------------
Total Short-Term Securities (at amortized cost)                                                           27,153,038
                                                                                                        ------------
Total Investments (cost $845,363,457)                                                                   $850,260,641(f)
                                                                                                        ============

NOTES TO PORTFOLIO OF INVESTMENTS:
-----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood
    Income Fund.

(b) Denotes variable rate obligations for which current yield is shown.

(c) Denominated in U.S. dollars.

(d) Denotes investments purchased on a when-issued basis.

(e) At October 31, 1996, U.S. Treasury Bonds valued at $580,656 were held in escrow is cover open call options written as follows:

                               Number of      Exercise      Expiration
                               Contracts        Price          Date            Value
                              -----------   ------------   ------------    -----------
U.S. Treasury Bond Futures        200           $114        11/15/1996       $125,000
U.S. Treasury Bond Futures        200           $113        11/15/1996        212,500
                                                                             --------
                                                                             $337,500
                                                                             ========

(f) At October 31, 1996, the aggregate cost of securities for federal income tax purposes was
    $845,862,215 and the net unrealized appreciation of investments based on that cost was
    $4,398,426 which is comprised of $12,682,896 aggregate gross unrealized appreciation and
    $8,284,470 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Portfolio of Investments
October 31, 1996

Principal                                                                                      Maturity
 Amount                                                                                Rate      Date       Value
----------                                                                            ------  ---------- -----------
LONG-TERM MUNICIPAL SECURITIES - 99.9% (a)
Alabama - 1.0%
$  4,000,000  City of Mobile, Alabama, General Obligation Refunding
              Warrants, Series 1996, Insured by AMBAC                                 5.0%    2/15/2016 $  3,718,840
   2,000,000  Huntsville, Alabama, General Obligation Warrants, Series B            7.875%     8/1/2012    2,101,320(b)
                                                                                                        ------------
                                                                                                           5,820,160
                                                                                                        ------------

Arizona - 0.8%
   1,700,000  Pima County, Arizona (Catalina Foothills Unified School District
              #16), Unlimited Tax General Obligation Bonds, Series A,
              Insured by MBIA                                                         8.9%     7/1/2005    2,170,679
   1,000,000  Pinal County, Arizona, Unified School District No. 43,
              (Apache Junction), School Improvement Bonds, Series 1996-A,
              Insured by FGIC                                                         5.8%     7/1/2011    1,027,210
   1,500,000  Tucson, Arizona, Unlimited Tax General Obligation
              Refunding Bonds, Insured by FGIC                                        6.1%     7/1/2012    1,562,130
                                                                                                        ------------
                                                                                                           4,760,019
                                                                                                        ------------

Arkansas - 1.1%
   1,340,000  Arkansas Development Finance Authority, Correctional
              Facilities Construction Revenue Bonds, Insured by MBIA                7.125%   11/15/2010    1,472,392
   1,000,000  Arkansas Housing Development Agency, Single Family
              Mortgage Bonds, Series A                                              8.375%     7/1/2010    1,205,520(b)
   3,000,000  City of Jonesboro, Arkansas, Residential Housing and
              Health Care Facilities Board, Hospital Revenue Refunding &
              Construction Bonds, (St. Bernards Regional Medical Center),
              Series 1996-B, Insured by AMBAC                                         5.8%     7/1/2011    3,086,850
     875,000  Pope County, Arkansas, Pollution Control Revenue Refunding
              Bonds, Series 1994 (Arkansas Power and Light Company Project),
              Insured by FSA                                                          6.3%    12/1/2016      931,193
                                                                                                        ------------
                                                                                                           6,695,955
                                                                                                        ------------

California - 12.3%
   2,500,000  Alameda, California, Unified School District, Alameda County,
              Crossover Refunding Bonds, Series A, Insured by AMBAC                   6.1%     7/1/2013    2,595,625
   7,500,000  Beverly Hills, California, Public Finance Authority, Lease
              Revenue Bonds, Series 1993-A, Insured by MBIA                          5.65%     6/1/2015    7,423,125
   1,000,000  California Educational Facilities Authority (Stanford University),
              Revenue Bonds                                                           5.0%     1/1/2015      942,960
   4,400,000  California State Department of Water Resources (Central
              Valley Project), Water System Revenue Bonds, Series H                   6.9%    12/1/2025    4,831,596(b)
   3,000,000  California State Public Works Board, Department of Corrections,
              Lease Revenue Bonds, State Prison, Series A                             7.4%     9/1/2010    3,524,040
   2,490,000  California Statewide Communities Development Authority,
              Certificates of Participation (The Trustees of the
              J. Paul Getty Trust)                                                    5.0%    10/1/2015    2,303,300
   6,285,000  California State, Unlimited Tax General Obligation Bonds,
              Insured by MBIA                                                         6.0%     8/1/2016    6,456,832
   1,000,000  California State, Unlimited Tax General Obligation Bonds,
              Veteran's Series AT                                                     9.5%     2/1/2010    1,392,290
   2,000,000  California State, Various Purpose General Obligation Bonds,
              Insured by AMBAC                                                        6.3%     9/1/2010    2,208,540
   1,400,000  Central Valley Financing Authority, California, Cogeneration
              Project Revenue Bonds, (Carson Ice-Gen Project), Series 1993            6.0%     7/1/2009    1,415,862
   3,135,000  County of Orange, California, 1996 Recovery Certificates of
              Participation, Series A, Insured by MBIA                                5.8%     7/1/2016    3,153,183
   1,900,000  El Cajon, California, Redevelopment Agency Tax Allocation
              Refunding Bonds (El Cajon Redevelopment Project),
              Insured by AMBAC                                                        6.6%    10/1/2022    2,053,596
   2,000,000  Los Angeles County, California, Transportation Commission
              Sales Tax Revenue Bonds, Proposition C, Series A,
              Insured by MBIA                                                        6.25%     7/1/2013    2,095,060
   2,000,000  Metropolitan Water District of Southern California, Unlimited
              Tax General Obligation Bonds, Series G                                6.625%     3/1/2009    2,106,060(b)
   1,000,000  Rio Linda, California, Union School District, Series 1992-A,
              Insured by AMBAC                                                        7.4%     8/1/2010    1,142,580
   2,815,000  Riverside County Transportation Commission, California,
              Sales Tax Revenue Capital Appreciation Bonds,
              Insured by MBIA                                                    Zero Coupon   6/1/2004    1,939,591
   1,000,000  Sacramento Cogeneration Authority, Cogeneration Project
              Revenue Bonds, (Procter & Gamble Project), 1995 Series                6.375%     7/1/2010    1,025,940
   4,000,000  Sacramento, California, Municipal Utility District Electric
              Revenue Refunding Series D, Insured by MBIA                            5.25%   11/15/2020    3,751,040
   2,000,000  Sacramento, California, Municipal Utility District, Electric
              Revenue Bonds, Series Y, Insured by MBIA                               6.75%     9/1/2009    2,185,980
   1,500,000  San Francisco Bay Area Rapid Transit District, California, Sales
              Tax Revenue Refunding Bonds, Series 1990, Insured by MBIA              6.75%     7/1/2010    1,712,490
  15,000,000  San Joaquin Hills Transportation Corridor Agency,
              California, Sr. Lien Convertible Toll Revenue Bonds                Zero Coupon   1/1/2013   11,964,900
   3,000,000  San Mateo County, California, Joint Powers Financing Authority,
              Lease Revenue Refunding Bonds, Capital Projects Program, 1993
              Series, Insured by MBIA                                                 5.0%     7/1/2021    2,787,150
   1,500,000  State of California, General Obligation Bonds                           7.0%     8/1/2006    1,732,680
   2,490,000  University of California Revenue Bonds, Multiple Purpose
              Projects, Series 1989-B, Insured by AMBAC                              11.0%     9/1/1998    2,784,667
                                                                                                        ------------
                                                                                                          73,529,087
                                                                                                        ------------

Colorado - 5.8%
   3,000,000  Arapahoe County, Colorado, E-470 Public Highway Authority,
              Capital Improvement Trust Fund, Highway Revenue Bonds,
              (E-470 Project)                                                        6.95%    8/31/2020    3,243,780
     710,000  Colorado Housing & Finance Authority, Single Family Residential
              Housing Revenue Bonds, Series 1987-B                                    9.0%     9/1/2017      737,008
   3,100,000  Colorado Springs, Colorado, Utilities System Refunding
              Bonds, Series 1991-B                                                    7.0%   11/15/2021    3,487,283(b)
   1,945,000  Colorado State Colleges Board, Western State College,
              Housing & Student Fee Revenue Bonds, Series 1992,
              Insured by Connie Lee                                                 6.625%     5/1/2015    2,159,417(b)
   1,195,000  Colorado Water Resources Power Development Authority,
              Clean Water Revenue Bonds, Series A, Insured by FSA                    6.25%     9/1/2013    1,253,208
   1,000,000  Denver, Colorado, City & County Revenue Bonds, Sisters of
              Charity of Leavenworth, Insured by MBIA                                 5.0%    12/1/2023      907,800
   3,500,000  Douglas County School District, Number RE 1, Douglas &
              Elbert Counties, Colorado, General Obligation Bonds,
              Insured by MBIA                                                         6.5%   12/15/2016    3,813,530
   1,000,000  Eagle, Garfield, and Routt Counties, Colorado, Eagle County
              School District No. RE50J, General Obligation Bonds,
              Series 1994, Insured by FGIC                                            6.3%    12/1/2012    1,078,030
   1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                          Zero Coupon   6/1/2008    1,031,713
   1,885,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                          Zero Coupon  12/1/2008      996,543
   1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                          Zero Coupon   6/1/2007    1,092,741
   1,100,000  Highlands Ranch, Metropolitan District No. 2, Douglas County,
              Colorado, General Obligation Refunding Bonds, Series 1996,
              Insured by FSA                                                          6.5%    6/15/2012    1,215,390
   3,000,000  Larimer County, Colorado, School District No. R-2, Poudre
              Valley Unlimited Tax General Obligation Bonds,
              Insured by MBIA                                                         7.0%   12/15/2016    3,625,950
   4,485,000  Regional Transportation District, Colorado, Sales Tax
              Revenue Refunding & Improvement Bonds, Series 1992,
              Insured by FGIC                                                        6.25%    11/1/2012    4,722,167
   2,500,000  St. Vrain Valley School District, Boulder, Larimer & Weld
              Counties, Colorado, General Obligation Refunding &
              Improvement Bonds, Series 1990-A, Insured by MBIA                  Zero Coupon 12/15/2003    1,758,400
   5,000,000  St. Vrain Valley School District, Boulder, Larimer & Weld
              Counties, Colorado, General Obligation Refunding &
              Improvement Bonds, Series 1990-A, Insured by MBIA                  Zero Coupon 12/15/2004    3,347,000
                                                                                                        ------------
                                                                                                          34,469,960
                                                                                                        ------------

Connecticut - 0.9%
   4,000,000  Connecticut Special Tax Obligation, Transportation Infrastructure
              Revenue Bonds, Series B                                                 6.5%    10/1/2010    4,493,040
   1,000,000  Connecticut State Health & Education Facilities Authority
              Revenue Bonds, Hospital of St. Raphael, Series H,
              Insured by AMBAC                                                       5.25%     7/1/2012      996,750
                                                                                                        ------------
                                                                                                           5,489,790
                                                                                                        ------------

Florida - 3.0%
  15,330,000  Broward County, Florida, Housing Finance Authority,
              Home Mortgage Revenue Bonds, 1983 Series A                         Zero Coupon   4/1/2014    2,571,301
   1,000,000  Florida State Board of Education, Public Education Capital Outlay
              General Obligation Bonds, Series B-1                                  7.875%     6/1/2019    1,077,220(b)
   3,500,000  Florida State Board of Education, Public Education Capital Outlay,
              General Obligation Bonds, Series B                                    5.875%     6/1/2020    3,570,385
   5,750,000  Florida State Turnpike Authority, Turnpike Revenue Refunding
              Bonds, (Department of Transportation), Series A,
              Insured by FGIC                                                         5.0%     7/1/2019    5,295,923
   3,200,000  Hillsborough County, Florida, Industrial Development Authority
              (Weyerhaeuser Company, Inc.), Industrial Development
              Revenue Bonds, Series 1983                                             9.25%     6/1/2008    3,259,936
   1,705,000  Hillsborough County, Florida, Industrial Development Authority,
              Florida (Tampa Electric Project), Pollution Control
              Revenue Bonds, Series 1991                                            7.875%     8/1/2021    1,963,955
                                                                                                        ------------
                                                                                                          17,738,720
                                                                                                        ------------

Georgia - 2.8%
   1,500,000  Brunswick, Georgia, Water & Sewer Revenue Refunding &
              Improvement Bonds, Series A, Insured by MBIA                            6.1%    10/1/2019    1,604,100
   2,000,000  Brunswick, Georgia, Water & Sewer Revenue Refunding &
              Improvement Bonds, Series 1992, Insured by MBIA                         6.0%    10/1/2011    2,132,240
   5,000,000  Cherokee County, Georgia, Water & Sewer Revenue Refunding &
              Improvement Bonds, Insured by MBIA                                      5.5%     8/1/2018    5,031,150
   2,000,000  Georgia State, Unlimited Tax General Obligation Bonds,
              Series 1994-B                                                          5.65%     3/1/2012    2,076,900
   3,500,000  Georgia State, Unlimited Tax General Obligation Bonds,
              Series 1994-D                                                           5.0%     8/1/2012    3,395,805
   1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B         6.3%     3/1/2009    1,102,900
   1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B         6.3%     3/1/2010    1,106,720
                                                                                                        ------------
                                                                                                          16,449,815
                                                                                                        ------------

Idaho - 0.7%
   1,000,000  Boise City, Idaho, Independent School District, Ada and Boise
              Counties, General Obligation School Bonds, Series 1996                  5.5%    7/30/2016    1,004,730
   1,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
              Series 1991, Insured by MBIA                                       Zero Coupon   4/1/2007      586,150
   3,115,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
              Series 1991, Insured by MBIA                                       Zero Coupon   4/1/2010    1,534,885
   2,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
              Series 1991, Insured by MBIA                                       Zero Coupon   4/1/2011      915,320
                                                                                                        ------------
                                                                                                           4,041,085
                                                                                                        ------------

Illinois - 1.4%
   1,000,000  City of Alton, Madison County, Illinois, Hospital Facility
              Revenue Refunding Bonds, Series 1996,
              (Saint Anthony's Health Center)                                         6.0%     9/1/2014     940,540
   2,000,000  Illinois Health Facilities Authority Revenue Refunding Bonds,
              Lutheran General Health, Insured by FSA                                 6.0%     4/1/2018   2,038,680
     981,000  Illinois Health Facilities Authority (Community Provider Pooled Loan
              Program), Revenue Bonds, Series 1988-B, Insured by MBIA                 7.9%    8/15/2003   1,010,096(b)
     170,000  Illinois Health Facilities Authority (Community Provider Pooled Loan
              Program), Revenue Bonds, Series 1988-B, Insured by MBIA                 7.9%    8/15/2003     195,184(b)
   6,660,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
              Place Expansion Project, Refunding Bonds, Series 1996-A,
              Insured by MBIA                                                    Zero Coupon 12/15/2018   1,825,439
   2,550,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
              Place Expansion Project, Refunding Bonds, Series 1996-A,
              Insured by AMBAC                                                       5.25%    6/15/2027   2,356,863
                                                                                                        ------------
                                                                                                           8,366,802
                                                                                                        ------------

Indiana - 1.4%
   2,450,000  Indiana Municipal Power Agency, Power Supply System
              Revenue Bonds, Series A, Insured by MBIA                                5.5%     1/1/2023    2,357,831
   1,100,000  Indianapolis Airport Authority Refunding Revenue Bonds,
              Series 1996-A, Insured by FGIC                                          5.6%     7/1/2015    1,086,129
     410,000  Indianapolis, Indiana, Resource Recovery Revenue Bonds,
              1985 Series A                                                           7.9%    12/1/2008      423,563
   2,190,000  Indianapolis, Indiana, Resource Recovery Revenue Bonds,
              1985 Series B                                                           7.9%    12/1/2008    2,262,445
   2,100,000  Indianapolis, Indiana, Resource Recovery Revenue Bonds,
              Ogden Martin Systems, Series A                                          7.8%    12/1/2004    2,169,321
                                                                                                        ------------
                                                                                                           8,299,289
                                                                                                        ------------

Iowa - 1.5%
   1,450,000  Iowa Finance Authority Revenue Bonds, Series 1995A,
              (Correctional Facility Program), Insured by AMBAC                       5.5%    6/15/2015    1,454,829
   3,500,000  Iowa Finance Authority, Iowa State Revolving Fund
              Revenue Bonds, Combined Series 1993                                     5.2%     5/1/2023    3,307,850
   2,000,000  Iowa Finance Authority, Iowa State Revolving Fund Revenue
              Bonds, Combined Series 1994                                            6.25%     5/1/2024    2,084,120
   2,275,000  Woodbury County, Iowa, Hospital System Revenue
              Refunding Bonds, St. Luke's Obligated Group,
              Series 1995-A, Insured by MBIA                                         5.55%     9/1/2020    2,190,484
                                                                                                        ------------
                                                                                                           9,037,283
                                                                                                        ------------

Kansas - 1.8%
   8,000,000  Kansas City, Kansas, Utility System Refunding and
              Improvement Revenue Bonds, Series 1994, Insured by FGIC               6.375%     9/1/2023    8,575,120
     920,000  Kansas City, Kansas, Utility System, Capital Appreciation
              Refunding & Improvement Revenue Bonds, Insured by
              AMBAC                                                              Zero Coupon   3/1/2007      538,310
   1,255,000  Kansas City, Kansas, Utility System, Capital Appreciation
              Refunding & Improvement Revenue Bonds,
              Insured by AMBAC                                                   Zero Coupon   3/1/2007      729,168(b)
     600,000  Kansas Development Finance Authority, Health Facilities
              Revenue Bonds, (Stormont-Vail Healthcare, Inc.),
              Series F, Insured by MBIA                                               5.8%   11/15/2016      605,886
                                                                                                        ------------
                                                                                                          10,448,484
                                                                                                        ------------

Kentucky - 0.7%
   1,000,000  Kentucky Development Finance Authority, Refunding and
              Improvement Revenue Bonds (Ashland Hospital,
              Kings Daughter Project)                                                9.75%     8/1/2005    1,068,260
     750,000  Kentucky Turnpike Authority, Economic Development
              Road Revenue and Revenue Refunding Bonds, Series 1993,
              Insured by AMBAC                                                        5.5%     7/1/2009      767,115
   5,345,000  Kentucky Turnpike Authority, Economic Development Road
              Revenue Bonds, Insured by FGIC                                     Zero Coupon   1/1/2010    2,601,198
                                                                                                        ------------
                                                                                                           4,436,573
                                                                                                        ------------

Louisiana - 1.1%
   6,500,000  New Orleans, Louisiana, General Obligation Bonds, Series 1991,
              Insured by AMBAC                                                   Zero Coupon   9/1/2012    2,638,545
   3,000,000  Orleans Parish School Board #87, Louisiana, Insured by MBIA            8.95%     2/1/2008    3,917,910(b)
                                                                                                        ------------
                                                                                                           6,556,455
                                                                                                        ------------

Maine - 0.3%
   1,250,000  Maine Health & Higher Education Facilities Authority,
              Revenue Bonds, Series 1994, Insured by FSA                              7.0%     7/1/2024    1,383,075
     350,000  Regional Waste Systems, Inc., Maine, Solid Waste Resource
              Recovery System Revenue Bonds, Series A-C                              7.95%     7/1/2010      379,501
                                                                                                        ------------
                                                                                                           1,762,576
                                                                                                        ------------

Maryland - 1.3%
   2,000,000  Maryland Health & Higher Education Authority, Union Hospital
              of Cecil County Revenue Bonds, Series 1992                              6.7%     7/1/2022    2,060,000
   4,500,000  Morgan State University, Maryland, Academic Fee and
              Auxiliary Facilities Fees Revenue Refunding Bonds,
              Series 1993, Insured by MBIA                                           6.05%     7/1/2015    4,818,780
   1,000,000  Prince George's County, Maryland, Dimensions Health Corp.,
              Hospital Revenue Bonds, Series 1992                                     7.0%     7/1/2022    1,133,700(b)
                                                                                                        ------------
                                                                                                           8,012,480
                                                                                                        ------------

Massachusetts - 2.6%
   2,000,000  Commonwealth of Massachusetts, General Obligation
              Refunding Bonds, Series B                                               6.5%     8/1/2008    2,222,380
   1,800,000  Commonwealth of Massachusetts, Limited Tax General
              Obligation Bonds, Construction Loan, Series C                         7.375%    12/1/2008    1,950,858(b)
   1,500,000  Massachusetts Health and Education Facilities Authority
              (Newton - Wellesley Hospital) Revenue Bonds, Series C                   8.0%     7/1/2018    1,621,890(b)
   2,500,000  Massachusetts Health and Education Facilities Authority,
              Revenue Bonds, Daughters of Charity National Health
              System, The Carney Hospital, Series D                                  6.10%     7/1/2014    2,567,625
   1,500,000  Massachusetts Health & Education Facilities Authority,
              Revenue Bonds, Series F                                                 6.5%     7/1/2012    1,603,830
   2,500,000  Massachusetts State Water Resources Authority, General
              Refunding Revenue Bonds, Series B, Insured by MBIA                      5.0%     3/1/2022    2,285,475
   3,000,000  Plymouth County, Massachusetts, Correctional Facility
              Certificates of Participation Bonds                                     7.0%     4/1/2012    3,301,170
                                                                                                        ------------
                                                                                                          15,553,228
                                                                                                        ------------

Michigan - 4.6%
  10,000,000  Detroit, Michigan, Sewer Disposal Revenue Bonds, Linked Pars &
              Inflos, Insured by FGIC                                                 5.7%     7/1/2023    9,891,000
   2,000,000  Economic Development Corporation of the County of St. Clair,
              Michigan, Pollution Control Revenue Refunding Bonds
              (Detroit Edison Company Project), Series 1993-AA,
              Insured by AMBAC                                                       6.40%     8/1/2024    2,153,700
   1,400,000  Kent County, Michigan, Limited Tax General Obligation Refuse
              Disposal System Refunding Bonds                                         8.3%    11/1/2007    1,485,918
   1,500,000  Livonia Public Schools, County of Wayne, Michigan, 1992 School
              Building and Site Bonds, Series II (Unlimited Tax General
              Obligation), Insured by FGIC                                       Zero Coupon   5/1/2009      762,660
   2,460,000  Michigan Municipal Bond Authority, Government Loan
              Revenue Refunding Bonds, Series A, Insured by FGIC                 Zero Coupon  12/1/2005    1,531,842
     110,000  Michigan State Hospital Finance Authority, Hospital Revenue
              and Refunding Bonds, (Detroit Medical Center Obligated
              Group), Series 1988-A                                                 8.125%    8/15/2012      116,559(b)
     390,000  Michigan State Hospital Finance Authority, Hospital Revenue and
              Refunding Bonds, (Detroit Medical Center Obligated
              Group), Series 1988-A                                                 8.125%    8/15/2012      423,868
   3,000,000  Michigan State Hospital Finance Authority, Revenue Refunding
              Bonds, (Sisters of Mercy Health Corp.), Insured by MBIA               5.375%    8/15/2014    2,950,830
   3,320,000  Sault St. Marie Chippewa Indians Housing Authority,
              Health Facilities Revenue Bonds, (Tribal Health &
              Human Services Center Project), Series 1992                            7.75%     9/1/2012    3,393,438
   1,000,000  Vicksburg, Michigan, Community Schools, Qualified School
              General Obligation Bonds, Kalamazoo & St. Joseph Counties,
              Insured by MBIA                                                         7.0%     5/1/2007    1,116,960(b)
   3,455,000  West Ottawa, Michigan, Public School District, Unlimited
              Tax General Obligation Bonds, Insured by MBIA                      Zero Coupon   5/1/2004    2,395,593
   1,860,000  West Ottawa, Michigan, Public School District, Unlimited
              Tax General Obligation Bonds, Insured by MBIA                      Zero Coupon   5/1/2005    1,212,962
                                                                                                        ------------
                                                                                                          27,435,330
                                                                                                        ------------

Minnesota - 3.7%
   2,500,000  City of Minneapolis, (Lifespan Inc., Abbott - Northwestern Hospital),
              Hospital Facilities Refunding Revenue Bonds, 1987 Series B            9.125%    12/1/2014    2,690,600(b)
   1,850,000  City of Minneapolis, (Lifespan Inc., Abbott - Northwestern Hospital),
              Hospital Facilities Revenue Bonds, 1988 Series A                      7.875%    12/1/2014    1,967,974(b)
     285,000  Duluth Economic Development Authority, Minnesota,
              Health Care Facilities Revenue Bonds, (The Duluth Clinic, Ltd),
              Series 1992, Insured by AMBAC                                           6.3%    11/1/2022      313,087(b)
     715,000  Duluth Economic Development Authority, Minnesota,
              Health Care Facilities Revenue Bonds, (The Duluth Clinic, Ltd),
              Series 1992, Insured by AMBAC                                           6.3%    11/1/2022      747,811
   7,685,000  Minneapolis, Minnesota, Community Development Agency, Tax
              Increment Revenue Appreciation Bonds, Insured by MBIA              Zero Coupon   3/1/2009    3,933,337
   2,500,000  Minnesota Higher Education Facilities Authority,
              (Augsburg College), Mortgage Revenue Bonds,
              Series Four-F1 Bonds                                                   6.25%     5/1/2023    2,526,500
   1,740,000  Stewartville, MN, Independent School District,
              Unlimited Tax General Obligation Bonds, Series A                       5.75%     2/1/2014    1,768,327
   3,500,000  St. Louis Park, Minnesota, Health Care Facilities
              (Park Nicollet Medical Center Project), Revenue Bonds,
              Series 1990-A                                                          9.25%     1/1/2020    4,044,425(b)
   1,000,000  St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
              Bonds, Series C, Insured by AMBAC                                      7.25%     7/1/2018    1,112,240(b)
   1,180,000  St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
              Bonds, Series A, Insured by AMBAC                                      7.25%     7/1/2015    1,295,605(b)
   1,400,000  St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
              Bonds, Series C, Insured by AMBAC                                      7.25%     7/1/2015    1,557,136(b)
                                                                                                        ------------
                                                                                                          21,957,042
                                                                                                        ------------

Missouri - 2.5%
   1,750,000  Boone County, Missouri, Hospital Revenue Refunding Bonds,
              Series 1993                                                             5.5%     8/1/2009    1,715,332
   2,000,000  Health & Educational Facilities Authority of Missouri,
              Health Facilities Revenue Bonds, Series 1996,
              (Lake of the Ozarks General Hospital, Inc.)                             6.5%    2/15/2021    2,026,860
   2,000,000  Missouri State Health and Education Facilities Authority
              (Barnes - Jewish, Inc./Christian Health Services),
              Health Facilities Refunding & Improvement Revenue Bonds,
              Series 1993-A                                                          5.25%    5/15/2014    1,931,080
   2,650,000  Missouri State Health and Education Facilities Authority
              (Christian Health Services), Health Facilities Refunding &
              Improvement Revenue Bonds, Series 1991 A, Insured by FGIC             6.875%    2/15/2021    2,941,474(b)
     750,000  Missouri State Health and Education Facilities Authority,
              Health Facilities Revenue Refunding Bonds, Lester E. Cox
              Medical Center Project, Series 1993-I, Insured by MBIA                 5.35%     6/1/2009      755,430
   2,925,000  Missouri State Health and Education Facilities Authority,
              Heartland Health System Revenue Bonds, Series 1992,
              Insured by AMBAC                                                       6.35%   11/15/2017    3,090,350
   1,500,000  Missouri State Health and Education Facilities Authority,
              SSM Health Care Refunding Revenue Bonds, Series A,
              Insured by MBIA                                                        6.25%     6/1/2007    1,603,830
   1,000,000  State Environmental Improvement and Energy Resources Authority,
              (State of Missouri), Water Pollution Control Revenue Bonds,
              (State Revolving Fund Program - Multiple Participant Series),
              Series 1995-E                                                         5.625%     7/1/2016    1,008,850
                                                                                                        ------------
                                                                                                          15,073,206
                                                                                                        ------------

Montana - 1.2%
     775,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
              Series 1996, Insured by MBIA                                          6.875%     6/1/2020      841,875(b)
   2,385,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
              Series 1996, Insured by MBIA                                          6.875%     6/1/2020    2,603,705(b)
   1,240,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
              Insured by MBIA                                                       6.875%     6/1/2020    1,375,210
   2,600,000  State of Montana, The Board of Regents of Higher Education,
              Montana State University, Facilities Improvement &
              Refunding Revenue Bonds, Series D-1996, Insured by MBIA               5.375%   11/15/2021    2,525,094(b)
                                                                                                        ------------
                                                                                                           7,345,884
                                                                                                        ------------

Nebraska - 1.3%
   4,000,000  Nebraska Public Power District, Power Supply System Revenue Bonds,
              Insured by MBIA                                                       6.125%     1/1/2015    4,143,560
   3,455,000  Omaha Public Power District, Nebraska, Electric Revenue
              Refunding Bonds, Series B                                              6.15%     2/1/2012    3,778,043
                                                                                                        ------------
                                                                                                           7,921,603
                                                                                                        ------------

New Hampshire - 0.2%
   1,100,000  New Hampshire Turnpike System, Residual Interest Bonds,
              1991 Refunding, Series C, Insured by FGIC                              9.83%      12/5/96    1,354,133(c)
                                                                                                        ------------

New Jersey - 3.5%
     665,000  Camden County, New Jersey, Municipal Utility Authority Sewer
              Revenue Bonds, Insured by FGIC                                         8.25%    12/1/2017      707,161(b)
   1,035,000  Camden County, New Jersey, Municipal Utility Authority Sewer
              Revenue Bonds, Insured by FGIC                                         8.25%    12/1/2017    1,104,480
   1,250,000  East Orange, New Jersey, Unlimited Tax General Obligation Bonds,
              Insured by FSA                                                          8.4%     8/1/2006    1,560,088
   1,000,000  Mercer County, New Jersey, Improvement Authority, County
              Guaranteed Solid Waste Revenue Bonds, Series 1988                       7.9%     4/1/2013    1,037,000(b)
   1,000,000  Mercer County, New Jersey, Improvement Authority,
              Revenue Bonds, Series 1991                                              6.6%    11/1/2014    1,094,560(b)
   2,585,000  New Jersey Health Care Facilities Financing Authority, Jersey Shore
              Medical Center Revenue Bonds, Insured by AMBAC                          6.1%     7/1/2010    2,715,568
   3,000,000  New Jersey Transit Corp., (Raymond Plaza East, Inc.), Certificates
              of Participation, Insured by FSA                                      6.375%    10/1/2006    3,326,400
   1,390,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds,
              1984 Series                                                          10.375%     1/1/2003    1,642,438(b)
   4,700,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series C,
              Insured by AMBAC                                                        6.5%     1/1/2016    5,281,766
   2,595,000  West New York, New Jersey, Municipal Utility Authority, Sewer
              Revenue Refunding Bonds, Insured by FGIC                           Zero Coupon 12/15/2009    1,278,946
   2,195,000  West New York, New Jersey, Municipal Utility Authority, Sewer
              Revenue Refunding Bonds, Insured by FGIC                           Zero Coupon 12/15/2007    1,226,149
                                                                                                        ------------
                                                                                                          20,974,556
                                                                                                        ------------

New Mexico - 2.0%
   5,000,000  Farmington, New Mexico, Power Revenue Refunding Bonds,
              Series 1983                                                           9.875%     1/1/2013    6,546,450(b)
   4,040,000  Farmington, New Mexico, Utility Systems Revenue Bonds,
              Insured by AMBAC                                                      9.875%     1/1/2008    5,338,375(b)
                                                                                                        ------------
                                                                                                          11,884,825
                                                                                                        ------------

New York - 5.7%
   5,200,000  Metropolitan Transportation Authority, New York,
              Commuter Facilities Revenue Bonds, Series A,
              Insured by MBIA                                                       6.375%     7/1/2018    5,488,964
   4,250,000  Metropolitan Transportation Authority, New York,
              Transit Facilities Revenue Bonds, Series O, Insured by MBIA            6.25%     7/1/2014    4,479,415
   4,225,000  Metropolitan Transportation Authority, New York,
              Transit Facilities Service Contract Bonds, Series O                    5.75%     7/1/2013    4,202,227
   2,000,000  New York City, Municipal Water Finance Authority, Water & Sewer
              System Revenue Bonds, Series A, Insured by AMBAC                      5.875%    6/15/2012    2,092,740
   1,250,000  New York City, Municipal Water Finance Authority, Water &
              Sewer System Revenue Bonds                                             8.75%    6/15/2010    1,313,338(b)
   2,000,000  New York State Dorm Authority (City University), Construction
              Revenue Bonds, Series A                                               8.125%     7/1/2017    2,097,700(b)
   5,000,000  New York State Dorm Authority, Revenue Refunding Bonds,
              State University Educational Facilities, Series B                       5.0%    5/15/2018    4,427,500
   2,125,000  New York State Medical Care Facilities Finance Agency
              (Ellis Hospital), Insured Mortgage Hospital Bonds, Series B,
              Insured by FHA                                                          8.0%    2/15/2008    2,284,418
   2,860,000  New York State Thruway Authority, Highway & Bridge
              Trust Fund, Revenue Bonds, Series 1994-B, Insured by FGIC               6.0%     4/1/2014    2,980,778
   1,720,000  New York State Urban Development Corp., Project Revenue Bonds,
              (Syracuse University Center for Science and Technology Loan),
              1995 Refunding Series                                                   6.0%     1/1/2010    1,752,783
   1,620,000  New York State Urban Development Corp., Project Revenue Bonds,
              (Syracuse University Center for Science and Technology Loan),
              1995 Refunding Series                                                   6.0%     1/1/2009    1,663,481
   1,000,000  Triborough Bridge & Tunnel Authority, New York, General
              Purpose Revenue Bonds, Series Q                                        6.75%     1/1/2009    1,134,400
                                                                                                        ------------
                                                                                                          33,917,744
                                                                                                        ------------

North Carolina - 1.8%
   1,750,000  County of Pasquotank, North Carolina, 1995, (Elizabeth City
              Pasquotank Public Schools Project) Insured by MBIA                      5.0%     6/1/2015    1,623,913
   1,500,000  County of Pitt, North Carolina, Pitt County Memorial Hospital
              Revenue Bonds, Series 1995                                              5.5%    12/1/2015    1,477,305
   2,250,000  North Carolina Municipal Power Agency #1 (Catawba Electric),
              Electric Revenue Bonds, Insured by MBIA                                 5.0%     1/1/2018    2,057,647
   4,000,000  North Carolina Municipal Power Agency #1, Catawba Electric
              Revenue Refunding Bonds, Series 1992, Insured by MBIA                   6.0%     1/1/2011    4,255,440
   1,000,000  Union County, North Carolina, Enterprise System Revenue Bonds,
              Series 1996, Insured by MBIA                                            5.5%     6/1/2021      993,290
                                                                                                        ------------
                                                                                                          10,407,595
                                                                                                        ------------

North Dakota - 0.5%
   1,000,000  Mercer County, North Dakota, Pollution Control Revenue
              Refunding Bonds, (Ottertail Power Co. Project)                          6.9%     2/1/2019    1,072,780
   2,000,000  North Dakota Municipal Bond Bank, State Revolving Fund
              Program Bonds, Series 1995-A                                            6.3%    10/1/2015    2,106,340
                                                                                                        ------------
                                                                                                           3,179,120
                                                                                                        ------------

Ohio - 4.1%
   1,050,000  Akron, Bath & Copley Joint Township, Ohio, (Children's Hospital
              Medical Center), Hospital District Revenue Bonds,
              Insured by AMBAC                                                       7.45%   11/15/2020    1,186,710(b)
   2,500,000  Akron, Ohio, Certificates of Participation, Series 1996,
              Akron Municipal Baseball Stadium Project                           Zero Coupon  12/1/2016    1,807,500(d)
   3,785,000  City of Cleveland, Ohio, Public Power System,
              First Mortgage Revenue Bonds, Series 1994-A,
              Insured by MBIA                                                         7.0%   11/15/2024    4,272,205
   1,630,000  Cuyahoga County, Ohio, (Deaconess Hospital), Hospital
              Revenue Bonds, Series C                                                7.45%    10/1/2018    1,847,768(b)
   1,470,000  Lorain County, Ohio, (Humility of Mary Health System), Hospital
              Revenue Bonds                                                         7.125%   12/15/2006    1,604,211
   2,000,000  Ohio Higher Educational Facility Commission (Case Western
              Reserve University Project), Series B                                   6.5%    10/1/2020    2,258,320
   1,500,000  Ohio Higher Educational Facility Commission, Higher Educational
              Revenue Bonds, (Ohio Dominican College 1994 Project)                  6.625%    12/1/2014    1,579,275
   5,000,000  Ohio State Air Quality Development Authority, Cleveland Electric,
              Pollution Control Revenue Bonds, Insured by FGIC                        8.0%    12/1/2013    5,843,300
   2,250,000  Ohio State Air Quality Development Authority, Columbus &
              Southern Pollution Control Revenue Bonds, Insured by FGIC             6.375%    12/1/2020    2,376,810
   1,795,000  Trumbull County, Ohio (Memorial Hospital), Hospital Revenue
              Refunding & Improvement Bonds, Series 1991-B,
              Insured by FGIC                                                         6.9%   11/15/2012    1,951,183
                                                                                                        ------------
                                                                                                          24,727,282
                                                                                                        ------------

Oklahoma - 1.8%
   5,220,000  Bass, Oklahoma, Memorial Baptist Hospital                              8.35%     5/1/2009    6,481,204(b)
   1,175,000  Grand River Dam Authority, Oklahoma, Revenue
              Refunding Bonds, Series 1993, Insured by FSA                           5.75%     6/1/2008    1,242,139
   1,500,000  Oklahoma Municipal Power Authority, Electric Revenue
              Refunding Bonds, Series B, Insured by MBIA                             5.75%     1/1/2024    1,585,275
   1,500,000  Oklahoma Municipal Power Authority, Power Supply System
              Revenue Bonds, Series 1992-B, Insured by MBIA                         5.875%     1/1/2012    1,588,950
                                                                                                        ------------
                                                                                                          10,897,568
                                                                                                        ------------

Oregon - 0.8%
   2,700,000  Clackamas County, Oregon, Health Facilities Authority, Adventist
              Health-West Revenue Refunding Bonds, Series 1992-A,
              Insured by MBIA                                                        6.35%     3/1/2009    2,879,685
   2,000,000  Hospital Facility Authority of the Western Lane Hospital District,
              Oregon, Revenue Refunding Bonds, Series 1994,
              (Sisters of St. Joseph of Peace, Health & Hospital Services),
              Insured by MBIA                                                       5.875%     8/1/2012    2,060,320
                                                                                                        ------------
                                                                                                           4,940,005
                                                                                                        ------------

Pennsylvania - 1.8%
   1,600,000  Allegheny County, Pennsylvania, Hospital Development Authority,
              Hospital Revenue Bonds, Series A-1995, (Allegheny General
              Hospital Project), Insured by MBIA                                      6.2%     9/1/2015    1,674,320
   2,575,000  Allegheny County, Pennsylvania, Sanitary Authority,
              Sewer Revenue Bonds, Series A, Insured by FGIC                     Zero Coupon   6/1/2008    1,402,473
   2,000,000  Delaware River Joint Toll Bridge Commission, Pennsylvania, Toll
              Bridge Revenue Bonds                                                  7.875%     7/1/2018    2,156,880(b)
   3,170,000  Millcreek Township, Pennsylvania, School District, General
              Obligation Bonds, Insured by FGIC                                  Zero Coupon  8/15/2009    1,576,885
   2,000,000  Monroeville, Pennsylvania, Hospital Authority, Forbes Health
              System Revenue Bonds, Series 1992                                       7.0%    10/1/2003    2,152,460
   3,000,000  Pennsylvania State, General Obligation Bonds, Second
              Series of 1992, Insured by AMBAC                                   Zero Coupon   7/1/2006    1,839,540
                                                                                                        ------------
                                                                                                          10,802,558
                                                                                                        ------------

Puerto Rico - 1.7%
   4,000,000  Puerto Rico Commonwealth, Aqueduct & Sewer
              Revenue Bonds, Series A                                                 9.0%     7/1/2009    5,048,160(b)
   2,000,000  Puerto Rico Commonwealth, Unlimited Tax General
              Obligation Bonds                                                       6.45%     7/1/2017    2,135,740
   3,000,000  Puerto Rico Electric Power Authority, Power Revenue Bonds,
              Series T                                                                6.0%     7/1/2016    3,052,470
                                                                                                        ------------
                                                                                                          10,236,370
                                                                                                        ------------

South Carolina - 1.1%
   2,000,000  Piedmont Municipal Power Agency, South Carolina,
              Electric Revenue Refunding Bonds, Series 1991,
              Insured by FGIC                                                        6.25%     1/1/2021    2,182,020
   5,000,000  Piedmont Municipal Power Agency, South Carolina, Electric
              Revenue Refunding Bonds, Insured by FGIC                                5.0%     1/1/2022    4,528,700
                                                                                                        ------------
                                                                                                           6,710,720
                                                                                                        ------------

South Dakota - 0.3%
   1,895,000  South Dakota State Health and Education Facilities Authority
              Revenue Refunding Bonds, Series 1996, (St. Lukes Midland
              Regional Medical Center Issue), Insured by MBIA                         5.5%     7/1/2021    1,830,380
                                                                                                        ------------

Tennessee - 0.3%
   1,750,000  Bristol, Tennessee, Health and Educational Facilities Authority,
              Bristol Memorial Hospital Revenue Bonds, Insured by FGIC                7.0%     9/1/2021    1,948,835(b)
                                                                                                        ------------

Texas - 9.4%
   2,165,000  Arlington, Texas, Independent School District, Unlimited Tax
              Refunding & Improvement Bonds, Series 1992, Permanent
              School Fund Guarantee                                              Zero Coupon  2/15/2009    1,108,112
   8,100,000  Austin, Texas, Utility System Refunding Revenue Bonds,
              Series A, Insured by MBIA                                          Zero Coupon 11/15/2009    3,939,516
   7,000,000  Austin, Texas, Utility System Refunding Revenue Bonds,
              Series A, Insured by MBIA                                          Zero Coupon 11/15/2008    3,640,560
   1,000,000  Austin, Texas, Utility System Revenue Refunding Bonds,
              Insured by FGIC                                                         6.0%   11/15/2013    1,058,210
   1,575,000  Bexar County, Texas, Limited Tax General Obligation Bonds               5.0%    6/15/2015    1,469,963
   1,000,000  Brazos River Authority, Texas, Collateralized Revenue
              Refunding Bonds (Houston Lighting & Power Co.),
              1988 Series B                                                          8.25%     5/1/2015    1,068,380
   2,000,000  Brazos River Authority, Texas, Houston Lighting
              & Power Co., Revenue Refunding Bonds, Insured by MBIA                  8.25%     5/1/2015    2,146,360
   1,390,000  City of Garland, Dallas County, Texas, Combination Tax and
              Revenue Certificates of Obligation, Series 1996                        5.25%    2/15/2016    1,318,818
   1,310,000  City of Garland, Dallas County, Texas, Combination Tax and
              Revenue Certificates of Obligation, Series 1996                        5.25%    2/15/2015    1,244,906
   1,500,000  Conroe, Texas, Independent School District Unlimited Tax
              General Obligation Refunding Bonds, Permanent School
              Fund Guarantee                                                          5.5%    8/15/2021    1,464,180
   2,000,000  Copperas Cove, Texas, Independent School District,
              Unlimited Tax General Obligation Bonds, Permanent School
              Fund Guarantee                                                          6.9%    8/15/2014    2,269,740(b)
   1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
              Insured by FGIC                                                       7.375%    11/1/2008    1,151,820
   2,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
              Insured by FGIC                                                       7.375%    11/1/2010    2,303,640
   1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
              Insured by FGIC                                                       7.375%    11/1/2009    1,157,930
   4,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds
              Series 1994-A, Insured by MBIA                                          6.0%    11/1/2012    4,140,920
   2,285,000  Denton, Texas, Independent School District, Unlimited Tax
              General Obligation Refunding Bonds, Permanent School
              Fund Guarantee                                                         6.25%    2/15/2009    2,472,416
   1,000,000  Georgetown, Texas, Higher Education Finance Corp., Higher
              Education Revenue Bonds, Series 1994 (Southwestern
              University Project)                                                     6.3%    2/15/2014    1,037,630
   2,250,000  Harris County, Texas, Toll Road Sr. Lien Bonds, Series A,
              Insured by MBIA                                                       6.375%    8/15/2024    2,409,413
   1,750,000  Harris County, Texas, Tollroad Unlimited Tax & Subordinated Lien,
              Revenue Refunding Bonds, Series 1988                                  8.125%     8/1/2015    1,899,485(b)
   1,160,000  Houston, Texas, Housing Finance Corp., Single Family Mortgage
              Revenue Bonds, Series 1983                                             10.0%    9/15/2014    1,159,594
   5,315,000  Lewisville, Texas, Independent School District,
              Capital Appreciation Refunding Bonds, Permanent
              School Fund Guarantee                                              Zero Coupon  8/15/2019    1,419,743
   1,000,000  San Antonio, Texas, Airport Revenue Refunding Bonds,
              Insured by AMBAC                                                      7.375%     7/1/2011    1,141,240
   1,845,000  San Antonio, Texas, Airport Revenue Refunding Bonds,
              Insured by AMBAC                                                      7.375%     7/1/2010    2,116,879
  11,615,000  Southeastern Texas Housing Finance Corp., Single Family
              Mortgage Revenue Bonds                                             Zero Coupon   9/1/2017    3,419,224(b)
   4,315,000  Texas State, Veterans Land Board General Obligation Bonds              0.05%     7/1/2010    2,009,884(b)
   2,500,000  Travis County, Texas, Housing Finance Corporation, Single
              Family Mortgage Revenue Refunding Bonds, Series 1994-A                 6.75%     4/1/2014    2,635,450
     440,000  Willis, Texas, Independent School District, Government Obligation
              Bonds, Permanent School Fund Guarantee                                  6.5%    2/15/2016      463,364
   3,210,000  Willis, Texas, Independent School District, Government Obligation
              Bonds, Permanent School Fund Guarantee                                  6.5%    2/15/2016    3,484,808(b)
   1,175,000  Wylie, Texas, Independent School District, (Collin County),
              Unlimited Tax School Building & Refunding Bonds, Series 1994,
              Permanent School Fund Guarantee                                       6.875%    8/15/2014    1,339,429
                                                                                                        ------------
                                                                                                          56,491,614
                                                                                                        ------------

Utah - 1.7%
   1,000,000  Intermountain Power Agency, Utah, Power Supply Revenue
              Bonds, Series A, Insured by MBIA                                        6.0%     7/1/2009    1,003,750
   3,405,000  Timpanogos Special Service District, Utah County, Utah,
              Sewer Revenue Bonds, Series 1996-A, Insured by AMBAC                    6.1%     6/1/2019    3,504,494
   3,750,000  Utah Associated Municipal Power Systems, San Juan Project
              Revenue Bonds, Series O, Insured by MBIA                               6.25%     6/1/2014    3,951,225
   1,580,000  West Valley City, Utah, Municipal Building Authority, Lease
              Refunding Bonds, Insured by MBIA                                        6.0%    1/15/2010    1,631,713
                                                                                                        ------------
                                                                                                          10,091,182
                                                                                                        ------------

Virginia - 1.6%
   3,000,000  Industrial Development Authority of Fairfax County, Virginia,
              Health Care Revenue Bonds, (Inova Health System Project),
              Series 1996                                                           5.875%    8/15/2016    3,031,440
   4,300,000  Virginia Housing Development Authority, Commonwealth
              Mortgage Bonds, 1994 Series H, Subseries H-2                            6.5%     1/1/2014    4,477,891
   2,000,000  Virginia State, Unlimited Tax General Obligation Bonds                  6.5%     6/1/2015    2,236,940
                                                                                                        ------------
                                                                                                           9,746,271
                                                                                                        ------------

Washington - 6.7%
   1,655,000  Douglas County, Washington, Public Utility District #1,
              Wells Hydroelectric Revenue Bonds, Series A                            8.75%     9/1/2018    2,177,533(b)
   1,395,000  Douglas County, Washington, Public Utility District #1,
              Wells Hydroelectric Revenue Bonds, Series A                            8.75%     9/1/2018    1,757,198
   2,000,000  Grant County, Washington, Public Utility District No. 2,
              Columbia River, Priest Rapids Hydro Electric Development Project,
              Second Series Revenue Bonds, Series A, Insured by AMBAC                 5.0%     1/1/2023    1,793,220
   5,000,000  King County, Washington, Unlimited Tax General Obligation Bonds,
              Series A                                                               6.75%    12/1/2009    5,414,100(b)
   1,500,000  Tacoma, Washington, Conservation System Project Revenue Bonds,
              Tacoma Public Utilities Light Division                                  6.6%     1/1/2015    1,596,990
   2,015,000  Tacoma, Washington, Utilities Refuse Revenue Bonds,
              Insured by MBIA                                                       6.625%    12/1/2011    2,148,655
   5,000,000  Washington State Public Power Supply System, Nuclear
              Project No. 1, Revenue Refunding Bonds                                  7.5%     7/1/2015    5,479,750(b)
   3,000,000  Washington State Public Power Supply System, Nuclear
              Project No. 1, Revenue Refunding Bonds, Series 1996-A,
              Insured by MBIA                                                        5.75%     7/1/2012    3,019,980
   2,000,000  Washington State Public Power Supply System, Nuclear
              Project No. 1, Revenue Refunding Bonds,
              Series 1996-A, Insured by MBIA                                         5.75%     7/1/2011    2,013,320
   2,500,000  Washington State Public Power Supply System, Nuclear
              Project No. 3, Revenue Refunding Bonds,
              Series B, Insured by MBIA                                          Zero Coupon   7/1/2010    1,137,575
   1,000,000  Washington State Public Power Supply System, Nuclear
              Project No. 3, Revenue Refunding Bonds, Insured by FGIC                7.25%     7/1/2015    1,098,910(b)
   3,000,000  Washington State, Unlimited Tax General Obligation Bonds,
              Series 93A                                                             5.75%    10/1/2012    3,085,050
   1,500,000  Washington State, Unlimited Tax General Obligation Bonds,
              Series A                                                               6.25%     2/1/2011    1,620,720
   2,400,000  Washington State, Unlimited Tax General Obligation Bonds                6.7%     6/1/2016    2,610,720(b)
   2,000,000  Washington State, Unlimited Tax General Obligation Bonds                6.0%     6/1/2012    2,107,900
   2,500,000  Washington State, Various Purpose General Obligation Bonds             6.25%     6/1/2010    2,707,450
                                                                                                        ------------
                                                                                                          39,769,071
                                                                                                        ------------

Wisconsin - 0.7%
   4,315,000  State of Wisconsin, Clean Water Revenue Bonds, 1995 Series 1            5.8%     6/1/2015    4,334,978
                                                                                                        ------------

Wyoming - 0.4%
   2,500,000  State of Wyoming, Farm Loan Board, Capital Facilities
              Revenue Bonds, Series 1994                                              6.1%     4/1/2024    2,570,900
                                                                                                        ------------
Total Long-Term Municipal Securities (cost $557,525,947)                                                 598,016,533
                                                                                                        ------------

SHORT-TERM MUNICIPAL SECURITIES - 0.001% (a)
     100,000  Illinois Development Finance Authority, (Amoco Oil Company
              Project), Pollution Control Revenue Refunding Bonds,
              Series 1994                                                            3.55%    11/1/1996      100,000
     100,000  Sublette County, Wyoming, Pollution Control Revenue Bonds,
              (Exxon Project), Series 1984                                           3.55%    11/1/1996      100,000
                                                                                                        ------------
Total Short-Term Municipal Securities (at amortized cost)                                                    200,000
                                                                                                        ------------
Total Investments (cost $557,725,947)                                                                   $598,216,533
                                                                                                        ============

NOTES TO PORTFOLIO OF INVESTMENTS:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood
    Municipal Bond Fund.

(b) Denotes securities that have been pre-refunded or escrowed to maturity.  Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.  Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S. Government securities for purposes of portfolio diversification requirements.

(c) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

(d) Denotes investments purchased on a when-issued basis.

(e) At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $557,755,830 and the net unrealized appreciation of investments based on that cost was $40,460,703 which is comprised of $41,226,459 aggregate gross unrealized appreciation and $765,756 aggregate gross unrealized depreciation.

(f) Miscellaneous abbreviations:

AMBAC- AMBAC Indemnity Corp.
Connie Lee- Connie Lee Insurance Co.
FGIC- Financial Guaranty Insurance Co.
FHA- Federal Housing Administration
FSA- Federal Security Assurance, Inc.
MBIA- Municipal Bond Investors Assurance Corp.

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD MONEY MARKET FUND
Portfolio of Investments
October 31, 1996

 Principal                                                                                Maturity
  Amount                                                                         Rate       Date          Value
-----------                                                                     ------    ----------    ------------
BANK NOTES - 1.7% (a)
$  5,000,000  First National Bank of Chicago                                     5.43%    11/25/1996    $  4,999,765
   2,000,000  NBD Bank, N.A., Detroit                                            6.40%     6/13/1997       2,009,098
                                                                                                        ------------
Total Bank Notes                                                                                           7,008,863
                                                                                                        ------------
BANKER'S ACCEPTANCES -  5.5% (a)
   3,000,000  Bankers Trust Co., N.A.- New York                                  5.60%     3/24/1997       2,933,267
   5,000,000  Bankers Trust Co., N.A.- New York                                  5.41%     11/4/1996       4,997,746
   3,000,000  Bankers Trust Co., N.A.- New York                                  5.48%      3/4/1997       2,943,830
   2,000,000  First Bank, N.A., Minneapolis                                      5.55%     3/14/1997       1,958,992
   5,000,000  First Bank, N.A., Minneapolis                                      5.30%    11/12/1996       4,991,903
   5,000,000  Nationsbank, N.A. (South)                                          5.38%     11/1/1996       5,000,000
                                                                                                        ------------
Total Bankers Acceptances                                                                                 22,825,738
                                                                                                        ------------

COMMERCIAL PAPER - 72.7% (a)
Agriculture - 0.5%
   2,000,000  Canadian Wheat Board (Guaranteed Government of Canada)         5.62%      3/13/1997          1,958,787
                                                                                                        ------------

Banking-Domestic - 2.4%
   5,000,000  Allegheny University Hospitals, (PNC Bank, N.A., Direct Pay
              Letter of Credit)                                                   5.28%    12/17/1996      4,966,267
   5,000,000  Hyundai Motor Finance Co., (Bank of America NT&SA,
              Direct Pay Letter of Credit)                                        5.34%     1/21/1997      4,939,925
                                                                                                        ------------
                                                                                                           9,906,192
                                                                                                        ------------

Banking-Foreign - 9.3%
   5,000,000  Comision Federal de Electricidad, Series A,
              (Westdeutsche Landesbank Girozentrale,
              Direct Pay Letter of Credit)                                        5.28%     12/3/1996      4,976,533
   5,000,000  Comision Federal de Electricidad, Series A,
              (Westdeutsche Landesbank Girozentrale, Direct Pay
              Letter of Credit)                                                   5.33%     12/6/1996      4,974,090
   4,000,000  Finance One Funding Corp., (Credit Suisse, Direct Pay
              Letter of Credit)                                                   5.37%     4/17/1997      3,900,357
   5,000,000  Finance One Funding Corp., (Credit Suisse, Direct Pay
              Letter of Credit)                                                   5.38%     11/8/1996      4,994,769
   5,000,000  Finance One Funding Corp., (Credit Suisse, Direct Pay
              Letter of Credit)                                                   5.31%    11/21/1996      4,985,250
   5,000,000  Fletcher Challenge Finance USA, Inc., (Credit Suisse,
              Direct Pay Letter of Credit)                                        5.33%    11/20/1996      4,985,935
   5,000,000  Fletcher Challenge Finance USA, Inc., (National Westminster
              Bank plc, Direct Pay Letter of Credit)                              5.25%    12/27/1996      4,959,167
   5,000,000  U.S. Prime Property, Inc., (ABN AMRO Bank N.V., Direct
              Pay Letter of Credit)                                               5.52%    12/12/1996      4,968,567
                                                                                                        ------------
                                                                                                          38,744,668
                                                                                                        ------------

Computer & Office Equipment - 1.2%
   5,000,000  Electronic Data Systems Corp.                                       5.35%    11/19/1996      4,986,625
                                                                                                        ------------

Cosmetics & Toiletries - 3.4%
   14,300,000  Gillette Co.                                                       5.62%     11/1/1996     14,300,000
                                                                                                        ------------

Education - 4.1%
    1,470,000  Leland H. Stanford Junior University                               5.32%     11/4/1996      1,469,348
    5,000,000  Leland H. Stanford Junior University                               5.55%     1/14/1997      4,942,958
    5,000,000  Yale University                                                    5.30%    11/26/1996      4,981,597
    5,895,000  Yale University                                                    5.32%     1/13/1997      5,831,406
                                                                                                        ------------
                                                                                                          17,225,309
                                                                                                        ------------

Finance-Automotive - 7.9%
   4,500,000  Ford Motor Credit Co.                                               5.47%    11/14/1996      4,491,111
   5,000,000  Ford Motor Credit Co.                                               5.25%    12/30/1996      4,956,979
   5,000,000  Ford Motor Credit Co.                                               5.44%     11/5/1996      4,996,978
   5,000,000  General Motors Acceptance Corp.                                     5.59%     3/11/1997      4,899,069
   4,000,000  General Motors Acceptance Corp.                                     5.42%     11/8/1996      3,995,784
   5,000,000  General Motors Acceptance Corp.                                     5.46%     2/20/1997      4,915,825
   5,000,000  General Motors Acceptance Corp.                                     5.46%    12/23/1996      4,960,567
                                                                                                        ------------
                                                                                                          33,216,313
                                                                                                        ------------

Finance-Commercial - 6.9%
   5,000,000  C.I.T. Group Holdings, Inc.                                         5.38%     12/2/1996      4,976,836
   5,000,000  C.I.T. Group Holdings, Inc.                                         5.40%    11/15/1996      4,989,500
   5,000,000  General Electric Capital Corp.                                      5.35%     6/30/1997      4,820,924
   5,000,000  General Electric Capital Corp.                                      5.32%    11/12/1996      4,991,872
   5,000,000  General Electric Capital Corp.                                      5.47%    12/30/1996      4,955,176
   4,000,000  General Electric Capital Corp.                                      5.60%     11/1/1996      4,000,000
                                                                                                        ------------
                                                                                                          28,734,308
                                                                                                        ------------

Finance-Consumer - 9.3%
   5,000,000  Associates Corp. of North America                                   5.32%     11/6/1996      4,996,305
   5,000,000  Associates Corp. of North America                                   5.32%     12/9/1996      4,971,922
   4,000,000  Associates Corp. of North America                                   5.31%    12/27/1996      3,966,960
   5,000,000  AVCO Financial Services, Inc.                                       5.30%     2/24/1997      4,915,347
   5,000,000  AVCO Financial Services, Inc.                                       5.31%    11/18/1996      4,987,463
   5,000,000  Beneficial Corp.                                                    5.40%    12/16/1996      4,966,250
   5,000,000  Beneficial Corp.                                                    5.31%    11/27/1996      4,980,825
   5,000,000  Beneficial Corp.                                                    5.30%    11/13/1996      4,991,167
                                                                                                        ------------
                                                                                                          38,776,239
                                                                                                        ------------

Finance-Retail - 3.6%
   5,000,000  Sears Roebuck Acceptance Corp.                                      5.31%     12/3/1996      4,976,400
   5,000,000  Sears Roebuck Acceptance Corp.                                      5.40%     1/27/1997      4,934,750
   5,000,000  Sears Roebuck Acceptance Corp.                                      5.47%    11/21/1996      4,984,806
                                                                                                        ------------
                                                                                                          14,895,956
                                                                                                        ------------

Finance-Structured - 3.5%
   5,000,000  Enterprise Funding Corp.                                            5.28%    12/10/1996      4,971,400
   5,000,000  Enterprise Funding Corp.                                            5.32%     12/6/1996      4,974,139
   5,000,000  Preferred Receivables Funding Corp.                                 5.34%     4/22/1997      4,872,433
                                                                                                        ------------
                                                                                                          14,817,972
                                                                                                        ------------

Financial Services - 4.9%
   5,000,000  American Express Credit Corp.                                       5.26%    12/26/1996      4,959,819
   5,000,000  American Express Credit Corp.                                       5.26%    12/11/1996      4,970,778
   4,000,000  USAA Capital Corp.                                                  5.31%    12/16/1996      3,973,450
   4,703,000  USAA Capital Corp.                                                  5.60%     11/1/1996      4,703,000
   1,800,000  USAA Capital Corp.                                                  5.52%      1/9/1997      1,780,956
                                                                                                        ------------
                                                                                                          20,388,003
                                                                                                        ------------

Food & Beverage - 4.5%
   5,000,000  Cargill, Inc.                                                       5.40%    11/12/1996      4,991,750
   5,000,000  CPC International, Inc.                                             5.50%    12/20/1996      4,962,569
   2,992,000  CPC International, Inc.                                             5.33%     2/14/1997      2,945,487
   6,000,000  CPC International, Inc.                                             5.31%    11/21/1996      5,982,300
                                                                                                        ------------
                                                                                                          18,882,106
                                                                                                        ------------

Household Products - 1.2%
   5,000,000  Colgate-Palmolive Co.                                               5.30%     11/8/1996      4,994,847
                                                                                                        ------------

Industrial - 3.7%
   5,000,000  Chevron Transport Corp., (Guaranteed Chevron Corp.)                 5.45%     2/10/1997      4,923,549
   5,000,000  Chevron Transport Corp., (Guaranteed Chevron Corp.)                 5.27%     12/9/1996      4,972,186
   1,003,000  Du Pont (E.I.) de Nemours and Co.                                   5.30%    11/18/1996      1,000,490
   3,365,000  Great Lakes Chemical Corp.                                          5.24%    11/15/1996      3,358,143
   1,100,000  Monsanto Co.                                                        5.38%    12/16/1996      1,092,603
                                                                                                        ------------
                                                                                                          15,346,971
                                                                                                        ------------

Insurance - 2.3%
   5,000,000  A.I.G. Funding, Inc.                                                5.35%     7/21/1997      4,805,319
   5,000,000  Prudential Funding Corp.                                            5.33%     11/7/1996      4,995,558
                                                                                                        ------------
                                                                                                           9,800,877
                                                                                                        ------------

Soverign/Foreign Government - 4.0%
   5,000,000  Kingdom Of Sweden                                                   5.33%      2/3/1997      4,930,414
   2,000,000  Kingdom Of Sweden                                                   5.52%      2/3/1997      1,971,173
   5,000,000  Kingdom Of Sweden                                                   5.37%     6/27/1997      4,822,492
   5,000,000  Kingdom Of Sweden                                                   5.35%     3/27/1997      4,891,514
                                                                                                        ------------
                                                                                                          16,615,593
                                                                                                        ------------
Total Commercial Paper                                                                                   303,590,766
                                                                                                        ------------

CERTIFICATES OF DEPOSIT - 4.8% (a)
Euro Dollar -  3.6%
   5,000,000  ABN AMRO Bank, N.V.                                                5.81%       3/5/1997      5,000,167
   5,000,000  Morgan Guaranty Trust Co., New York                                5.73%      8/12/1997      5,001,841
   5,000,000  National Westminster Bank plc                                      5.34%     12/31/1996      5,000,082
                                                                                                        ------------
                                                                                                          15,002,090
                                                                                                        ------------
Yankee Dollar - 1.2%
   5,000,000  Canadian Imperial Bank of Commerce                                 5.30%      12/6/1996      5,000,048
                                                                                                        ------------
Total Certificates of Deposit                                                                             20,002,138
                                                                                                        ------------

MEDIUM TERM NOTE - 0.5% (a)
   2,000,000  Du Pont (E.I.) de Nemours and Co., Medium Term Note                7.00%      4/16/1997      2,010,317
                                                                                                        ------------

ADJUSTABLE RATE NOTES - 14.8% (a,b)
  11,000,000  Federal Home Loan Bank, Consolidated Bonds                         5.21%    11/25/1996      10,995,228
  10,000,000  Federal National Mortgage Association, Medium Term Note            5.31%     11/1/1996       9,997,550
   8,000,000  First Bank, N.A., Minneapolis, Bank Note                           5.28%    11/20/1996       7,995,462
   5,000,000  Illinois Student Assistance Commission,
              (Bank of America, Illinois, Direct Pay Letter of Credit)           5.42%     11/7/1996       5,000,000
  10,000,000  Illinois Student Assistance Commission,
              (Student Loan Market Association, Direct Pay Letter of Credit)     5.36%     11/7/1996      10,000,000
  10,000,000  International Business Machines Corp.                              5.50%    12/20/1996       9,994,715
   8,000,000  PNC Bank, N.A., Pittsburgh, Medium Term Bank Note                  5.33%     11/2/1996       7,994,765
                                                                                                        ------------
Total Adjustable Rate Notes                                                                               61,977,720
                                                                                                        ------------
Total Investments (at amortized cost)                                                                   $417,415,542(c)
                                                                                                        ============

NOTES TO PORTFOLIO OF INVESTMENTS:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood
    Money Market Fund.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood Opportunity Growth Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 1996

ASSETS:
Investments in securities, at value
(cost, $249,579,632)                                                  $264,487,050
Receivable for investment securities sold                                4,590,145
Interest receivable                                                         30,000
Unamortized organization costs                                              11,772
                                                                      ------------
Total assets                                                           269,118,967
                                                                      ------------
LIABILITIES:
Payable for investment securities purchased                              3,119,496
Accrued expenses                                                           162,131
                                                                      ------------
Total liabilities                                                        3,281,627
                                                                      ------------
NET ASSETS                                                            $265,837,340
                                                                      ============

NET ASSETS CONSIST OF:
Trust capital (19,514,660 shares of beneficial
interest outstanding)                                                 $221,531,118
Accumulated net investment loss                                               (710)
Accumulated net realized gain from sale
of investments                                                          29,399,514
Unrealized net appreciation of investments                              14,907,418
                                                                      ------------
NET ASSETS                                                            $265,837,340
                                                                      ============

Net asset value and redemption price per share
($265,837,340 (divided by) 19,514,660 shares of beneficial
interest outstanding)                                                       $13.62
                                                                            ======

Maximum public offering price per share
($13.62 (divided by) 0.95 for a 5% sales charge)                            $14.34
                                                                            ======




Statement of Operations
Year Ended October 31, 1996

INVESTMENT INCOME:
Income --
Dividend income                                                            $40,287
Interest income                                                            769,842
                                                                      ------------
Total income                                                               810,129
                                                                      ------------
Expenses --
Investment advisory fee                                                  1,563,341
Transfer agent services                                                    865,339
Custodian fee                                                              116,415
Administrative personnel and services                                       51,379
Printing and postage                                                       180,757
Trust share registration costs                                              71,948
Auditing fees                                                               10,749
Legal fees                                                                   2,295
Trustees' fees                                                               6,954
Amortization of organization costs                                           9,882
Miscellaneous                                                                7,219
                                                                      ------------
Total expenses                                                           2,886,278
                                                                      ------------
Net investment loss                                                     (2,076,149)
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                            33,100,151
Net realized loss on closed or expired option
contracts written                                                          (52,746)
                                                                      ------------
Net realized gain on investments                                        33,047,405
Net change in unrealized appreciation
of investments                                                           6,165,586
                                                                      ------------
Net gain on investments                                                 39,212,991
                                                                      ------------
Net increase in net assets resulting
from operations                                                        $37,136,842
                                                                      ============




Statement of Changes in Net Assets
Years Ended October 31, 1996 and 1995
                                                                           Year                Year
                                                                          Ended               Ended
                                                                         10/31/96            10/31/95
                                                                      ------------        ------------
OPERATIONS:
Net investment loss                                                    ($2,076,149)        ($1,136,040)
Net realized gain on investments                                        33,047,405          38,531,937
Net change in unrealized appreciation or depreciation
of investments                                                           6,165,586          (4,581,612)
                                                                      ------------        ------------
Net increase in net assets resulting from operations                    37,136,842          32,814,285
                                                                      ------------        ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net realized gain on investments                                       (33,356,556)                 --
                                                                      ------------        ------------
TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        89,874,940          50,139,416
Reinvested dividend distributions                                       33,057,094                  --
Cost of shares redeemed                                                (26,557,877)        (16,847,223)
                                                                      ------------        ------------
Net increase in net assets from trust share transactions                96,374,157          33,292,193
                                                                      ------------        ------------
Net increase in net assets                                             100,154,443          66,106,478
NET ASSETS:
Beginning of period                                                    165,682,897          99,576,419
                                                                      ------------        ------------
End of period (including accumulated net investment loss of
$710  and undistributed net investment income of
$0, respectively)                                                     $265,837,340        $165,682,897
                                                                      ============        ============

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood World Growth Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 1996

ASSETS:
Investments in securities, at value
(cost, $49,958,793)                                                    $52,728,898
Cash (including foreign currency
holdings of $98,725)                                                       103,989
Receivable for investment securities sold                                   15,702
Dividend receivable                                                        134,033
Unamortized organization costs                                              39,136
                                                                      ------------
Total assets                                                            53,021,758
                                                                      ------------
LIABILITIES:
Payable for investment securities purchased                                 28,688
Accrued expenses                                                            56,446
                                                                      ------------
Total liabilities                                                           85,134
                                                                      ------------
NET ASSETS                                                             $52,936,624
                                                                      ============

NET ASSETS CONSIST OF:
Trust capital (5,585,092 shares of beneficial
interest outstanding)                                                  $49,737,481
Undistributed net investment income                                        255,036
Accumulated net realized gain from sale
of investments and foreign
currency transactions                                                      172,815
Unrealized net appreciation of investments and
on translation of assets and liabilities in
foreign currencies                                                       2,771,292
                                                                      ------------
NET ASSETS                                                             $52,936,624
                                                                      ============

Net asset value and redemption price per share
($52,936,624 (divided by) 5,585,092 shares of beneficial
interest outstanding)                                                        $9.48
                                                                            ======

Maximum public offering price per share
($9.48 (divided by) 0.95 for a 5% sales charge)                              $9.98
                                                                            ======





Statement of Operations
Year Ended October 31, 1996

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $110,565)                        $758,473
Interest income                                                            190,667
                                                                      ------------
Total income                                                               949,140
                                                                      ------------
Expenses --
Investment advisory fee                                                    392,419
Transfer agent services                                                    169,451
Custodian fee                                                               71,731
Administrative personnel and services                                        8,217
Printing and postage                                                        39,062
Trust share registration costs                                              62,275
Auditing fees                                                                7,999
Legal fees                                                                     314
Trustees' fees                                                               6,954
Amortization of organization costs                                           9,800
Miscellaneous                                                                4,320
                                                                      ------------
Total expenses before expense reimbursement                                772,542
Expense reimbursement from
investment advisor                                                         (66,807)
                                                                      ------------
Net expenses                                                               705,735
                                                                      ------------
Net investment income                                                      243,405
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions                               234,914
Net realized loss on foreign currency transactions                         (30,478)
                                                                      ------------
Net realized gain on investments and
foreign currency transactions                                              204,436
                                                                      ------------
Net change in unrealized appreciation of investments                     2,903,821
Net change in unrealized depreciation on translation
of assets and liabilities in foreign currencies                              2,498
                                                                      ------------
Net change in unrealized appreciation of investments
and on translation of assets and liabilities in
foreign currencies                                                       2,906,319
                                                                      ------------
Net gain on investments and foreign currency                             3,110,755
                                                                      ------------
Net increase in net assets resulting
from operations                                                         $3,354,160
                                                                      ============




Statement of Changes in Net Assets
Year Ended October 31, 1996 and Period Ended October 31, 1995
                                                                                     For the period from
                                                                           Year       September 5, 1996
                                                                          Ended      (effective date) to
                                                                         10/31/96     October 31, 1996
                                                                      ------------        ------------
OPERATIONS:
Net investment income                                                     $243,405             $22,819
Net realized gain (loss) on investments
and foreign currency transactions                                          204,436              (5,560)
Net change in unrealized appreciation or depreciation of
investments and on translation of assets and liabilities
in foreign currencies                                                    2,906,319            (135,027)
                                                                      ------------        ------------
Net change in net assets resulting from operations                       3,354,160            (117,768)
                                                                      ------------        ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                      (37,674)                 --
                                                                      ------------        ------------
TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        39,161,715          14,107,250
Reinvested dividend distributions                                           26,205                  --
Cost of shares redeemed                                                 (3,535,813)            (21,451)
                                                                      ------------        ------------
Net increase in net assets from trust share transactions                35,652,107          14,085,799
                                                                      ------------        ------------
Net increase in net assets                                              38,968,593          13,968,031
NET ASSETS:
Beginning of period                                                     13,968,031                  --
                                                                      ------------        ------------
End of period (including undistributed net investment
income of $255,036 and $18,920, respectively)                          $52,936,624         $13,968,031
                                                                      ============        ============

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood Fund
Financial Statements


Statement of Assets and Liabilities
October 31, 1996

ASSETS:
Investments in securities, at value
(cost, $659,467,697)                                                  $790,225,072
Cash                                                                        28,462
Receivable for investment securities sold                                  983,048
Dividend and interest receivable                                         1,213,685
                                                                      ------------
Total assets                                                           792,450,267
                                                                      ------------
LIABILITIES:
Payable for investment securities purchased                             23,364,048
Accrued expenses                                                           244,101
                                                                      ------------
Total liabilities                                                       23,608,149
                                                                      ------------
NET ASSETS                                                            $768,842,118
                                                                      ============

NET ASSETS CONSIST OF:
Trust capital (33,321,831 shares of
beneficial interest outstanding)                                      $579,044,548
Undistributed net investment income                                        665,723
Accumulated net realized gain from sale
of investments                                                          58,374,472
Unrealized net appreciation of investments                             130,757,375
                                                                      ------------
NET ASSETS                                                            $768,842,118
                                                                      ============

Net asset value and redemption price per share
($768,842,118 (divided by) 33,321,831 shares of
beneficial interest outstanding)                                            $23.07
                                                                            ======

Maximum public offering price per share
($23.07 (divided by) 0.95 for a 5% sales charge)                            $24.28
                                                                            ======





Statement of Operations
Year Ended October 31, 1996

INVESTMENT INCOME:
Income --
Dividend income                                                        $11,994,640
Interest income                                                          1,588,444
                                                                      ------------
Total income                                                            13,583,084
                                                                      ------------
Expenses --
Investment advisory fee                                                  4,529,474
Transfer agent services                                                  1,610,381
Custodian fee                                                              158,702
Administrative personnel and services                                      163,270
Printing and postage                                                       326,528
Trust share registration costs                                              55,581
Auditing fees                                                               24,750
Legal fees                                                                   8,077
Trustees' fees                                                              14,954
Miscellaneous                                                               19,278
                                                                      ------------
Total expenses                                                           6,910,995
                                                                      ------------
Net investment income                                                    6,672,089
                                                                      ------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investment transactions                            62,729,282
Net change in unrealized appreciation
of investments                                                          45,131,419
                                                                      ------------
Net gain on investments                                                107,860,701
                                                                      ------------
Net increase in net assets resulting
from operations                                                       $114,532,790
                                                                      ============





Statement of Changes in Net Assets
Years Ended October 31, 1996 and 1995
                                                                              Year                Year
                                                                             Ended               Ended
                                                                           10/31/96            10/31/95
                                                                       ------------        ------------
OPERATIONS:
Net investment income                                                   $6,672,089          $6,673,188
Net realized gain on investments                                        62,729,282          46,207,184
Net change in unrealized appreciation or depreciation
of investments                                                          45,131,419          61,523,937
                                                                      ------------        ------------
Net increase in net assets resulting from operations                   114,532,790         114,404,309
                                                                      ------------        ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                   (6,494,190)         (6,749,604)
Net realized gain on investments                                       (44,162,422)            (88,151)
                                                                      ------------        ------------
Total distributions                                                    (50,656,612)         (6,837,755)
                                                                      ------------        ------------
TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        84,069,262          51,345,084
Reinvested dividend distributions                                       49,537,622           6,678,353
Cost of shares redeemed                                                (74,142,527)        (68,673,955)
                                                                      ------------        ------------
Net change in net assets from trust share transactions                  59,464,357         (10,650,518)
                                                                      ------------        ------------
Net increase in net assets                                             123,340,535          96,916,036
NET ASSETS:
Beginning of period                                                    645,501,583         548,585,547
                                                                      ------------        ------------
End of period (including undistributed net investment
income of $665,723 and $487,824, respectively)                        $768,842,118        $645,501,583
                                                                      ============        ============

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood High Yield Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 1996

ASSETS:
Investments in securities, at value
(cost, $690,482,747)                                                  $692,638,766
Cash                                                                     8,129,093
Receivable for investment securities sold                               11,969,810
Interest and dividend receivable                                        10,275,511
                                                                      ------------
Total assets                                                           723,013,180
                                                                      ------------
LIABILITIES:
Payable for investment securities purchased                             19,666,864
Accrued expenses                                                           199,380
                                                                      ------------
Total liabilities                                                       19,866,244
                                                                      ------------
NET ASSETS                                                            $703,146,936
                                                                      ============

NET ASSETS CONSIST OF:
Trust capital (76,324,492 shares of
beneficial interest outstanding)                                      $696,160,822
Undistributed net investment income                                      3,312,734
Accumulated net realized gain from sale
of investments                                                           1,517,361
Unrealized net appreciation of investments                               2,156,019
                                                                      ------------
NET ASSETS                                                            $703,146,936
                                                                      ============

Net asset value and redemption price per share
($703,146,936 (divided by) 76,324,492 shares of
beneficial interest outstanding)                                             $9.21
                                                                            ======

Maximum public offering price per share
($9.21 (divided by) 0.95 for a 5% sales charge)                              $9.69
                                                                            ======





Statement of Operations
Year Ended October 31, 1996

INVESTMENT INCOME:
Income --
Interest income                                                        $59,532,426
Dividend income                                                          6,377,038
                                                                      ------------
Total income                                                            65,909,464
                                                                      ------------
Expenses --
Investment advisory fee                                                  4,150,072
Transfer agent services                                                  1,061,296
Custodian fee                                                              177,678
Administrative personnel and services                                      148,767
Printing and postage                                                       232,406
Trust share registration costs                                              88,270
Auditing fees                                                               22,751
Legal fees                                                                  18,790
Trustees' fees                                                              14,954
Miscellaneous                                                               18,332
                                                                      ------------
Total expenses                                                           5,933,316
                                                                      ------------
Net investment income                                                   59,976,148
                                                                      ------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                            16,240,947
Net change in unrealized appreciation of investments                   ($5,314,640)
                                                                      ------------
Net gain on investments                                                 10,926,307
                                                                      ------------
Net increase in net assets resulting
from operations                                                        $70,902,455
                                                                      ============





Statement of Changes in Net Assets
Years Ended October 31, 1996 and 1995
                                                                           Year                Year
                                                                          Ended               Ended
                                                                         10/31/96            10/31/95
                                                                      ------------        ------------
OPERATIONS:
Net investment income                                                  $59,976,148         $51,789,230
Net realized gain (loss) on investment transactions                     16,240,947         (14,450,136)
Net change in unrealized appreciation or depreciation
of investments                                                          (5,314,640)         30,065,533
                                                                      ------------        ------------
Net increase in net assets resulting from operations                    70,902,455          67,404,627
                                                                      ------------        ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                  (58,709,581)        (52,185,840)
Net realized gain on investments                                                --          (3,034,747)
                                                                      ------------        ------------
Total distributions                                                    (58,709,581)        (55,220,587)
                                                                      ------------        ------------
TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       145,880,542         117,628,453
Reinvested dividend distributions                                       40,091,272          37,541,814
Cost of shares redeemed                                                (89,354,662)        (72,649,892)
                                                                      ------------        ------------
Net increase in net assets from trust share transactions                96,617,152          82,520,375
                                                                      ------------        ------------
Net increase in net assets                                             108,810,026          94,704,415
NET ASSETS:
Beginning of period                                                    594,336,910         499,632,495
                                                                      ------------        ------------
End of period (including undistributed net investment
income of $3,312,734 and $2,046,167, respectively)                    $703,146,936        $594,336,910
                                                                      ============        ============

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood Income Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 1996

ASSETS:
Investments in securities, at value
(cost, $845,363,457)                                                  $850,260,641
Cash                                                                        56,739
Receivable for investment securities sold                              106,190,523
Interest receivable                                                     13,625,927
                                                                     -------------
Total assets                                                           970,133,830
                                                                     -------------
LIABILITIES:
Open options written, at value
(premium received $142,648)                                                337,500
Payable for investment securities purchased                             98,623,328
Accrued expenses                                                           196,964
                                                                     -------------
Total liabilities                                                       99,157,792
                                                                     -------------
NET ASSETS                                                            $870,976,038
                                                                     =============

NET ASSETS CONSIST OF:
Trust capital (102,485,380 shares of
beneficial interest outstanding)                                      $913,896,451
Undistributed net investment income                                      1,510,653
Accumulated net realized loss from sale
of investments                                                         (49,133,398)
Unrealized net appreciation of investments                               4,702,332
                                                                     -------------
NET ASSETS                                                            $870,976,038
                                                                     =============

Net asset value and redemption price per share
($870,976,038 (divided by) 102,485,380 shares of
beneficial interest outstanding)                                             $8.50
                                                                            ======

Maximum public offering price per share
($8.50 (divided by) 0.95 for a 5% sales charge)                              $8.95
                                                                            ======





Statement of Operations
Year Ended October 31, 1996

INVESTMENT INCOME:
Income --
Interest income                                                        $67,398,115
                                                                     -------------
Expenses ---
Investment advisory fee                                                  5,330,930
Transfer agent services                                                  1,382,275
Custodian fee                                                              187,692
Administrative personnel and services                                      207,659
Printing and postage                                                       302,951
Trust share registration costs                                              37,216
Auditing fees                                                               24,750
Legal fees                                                                  10,805
Trustees' fees                                                              14,954
Miscellaneous                                                               27,457
                                                                     -------------
Total expenses                                                           7,526,689
                                                                     -------------
Net investment income                                                   59,871,426
                                                                     -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                            (9,128,265)
Net realized gain on closed or expired
option contracts written                                                   202,012
Net realized gain on closed futures contracts                               71,517
                                                                     -------------
Net realized loss on investments                                        (8,854,736)
Net change in unrealized appreciation
of investments                                                         (11,610,324)
                                                                     -------------
Net loss on investments                                                (20,465,060)
                                                                     -------------
Net increase in net assets resulting
from operations                                                        $39,406,366
                                                                     =============





Statement of Changes in Net Assets
Years Ended October 31, 1996 and 1995
                                                                          Year                Year
                                                                          Ended               Ended
                                                                         10/31/96            10/31/95
                                                                     -------------        ------------
OPERATIONS:
Net investment income                                                  $59,871,426         $64,659,606
Net realized gain (loss) on investment transactions                     (8,854,736)          9,256,703
Net change in unrealized appreciation or depreciation
of investments                                                         (11,610,324)         66,244,804
                                                                     -------------       -------------
Net increase in net assets resulting from operations                    39,406,366         140,161,113
                                                                     -------------       -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                  (63,354,789)        (62,451,862)
                                                                     -------------       -------------
TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        55,392,852          45,763,710
Reinvested dividend distributions                                       47,792,081          46,818,208
Cost of shares redeemed                                               (150,402,163)       (135,320,068)
                                                                     -------------       -------------
Net change in net assets from trust share transactions                 (47,217,230)        (42,738,150)
                                                                     -------------       -------------
Net change in net assets                                               (71,165,653)         34,971,101
NET ASSETS:
Beginning of period                                                    942,141,691         907,170,590
                                                                     -------------       -------------
End of period (including undistributed net investment
income of $1,510,653 and $4,974,121, respectively)                    $870,976,038        $942,141,691
                                                                      ============        ============

The accompanying notes are an integral part of the financial statements.





Lutheran Brotherhood Municipal Bond Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 1996

ASSETS:
Investments in securities, at value
( cost, $557,725,947)                                                 $598,216,533
Cash                                                                        69,481
Receivable for investment securities sold                                5,966,976
Interest receivable                                                     10,136,048
                                                                     -------------
Total assets                                                           614,389,038
                                                                     -------------
LIABILITIES:
Payable for investment securities purchased                              4,823,686
Accrued expenses                                                            93,342
                                                                     -------------
Total liabilities                                                        4,917,028
                                                                     -------------
NET ASSETS                                                            $609,472,010
                                                                     =============

NET ASSETS CONSIST OF:
Trust capital (70,895,680 shares of
beneficial interest outstanding)                                      $575,166,096
Undistributed net investment income                                      1,804,431
Accumulated net realized loss from sale
of investments                                                          (7,989,103)
Unrealized net appreciation of investments                              40,490,586
                                                                     -------------
NET ASSETS                                                            $609,472,010
                                                                     =============

Net asset value and redemption price per share
($609,472,010 (divided by) 70,895,680 shares of
beneficial interest outstanding)                                             $8.60
                                                                            ======

Maximum public offering price per share
($8.60 (divided by) 0.95 for a 5% sales charge)                              $9.05
                                                                            ======






Statement of Operations
Year Ended October 31, 1996

INVESTMENT INCOME:
Income --
Interest income                                                        $36,467,722
                                                                     -------------
Expenses --
Investment advisory fee                                                  3,551,045
Transfer agent services                                                    516,423
Custodian fee                                                              154,182
Administrative personnel and services                                      142,190
Printing and postage                                                       123,796
Trust share registration costs                                              36,886
Auditing fees                                                               24,750
Legal fees                                                                   7,337
Trustees' fees                                                              14,954
Miscellaneous                                                               19,997
                                                                     -------------
Total expenses                                                           4,591,560
                                                                     -------------
Net investment income                                                   31,876,162
                                                                     -------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                               525,779
Net realized loss on closed futures contracts                             (423,337)
                                                                     -------------
Net realized gain on investments                                           102,442
Net change in unrealized appreciation
of investments                                                            (358,129)
                                                                     -------------
Net loss on investments                                                   (255,687)
                                                                     -------------
Net increase in net assets resulting
from operations                                                        $31,620,475
                                                                     =============





Statement of Changes in Net Assets
Years Ended October 31, 1996 and 1995
                                                                              Year                Year
                                                                             Ended               Ended
                                                                          10/31/96            10/31/95
                                                                     -------------       -------------
OPERATIONS:
Net investment income                                                  $31,876,162         $33,203,173
Net realized gain (loss) on investment transactions                        102,442            (338,306)
Net change in unrealized appreciation or depreciation
of investments                                                            (358,129)         52,104,109
                                                                     -------------       -------------
Net increase in net assets resulting from operations                    31,620,475          84,968,976
                                                                     -------------       -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                  (30,660,042)        (33,124,129)
                                                                     -------------       -------------
TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        41,275,499          39,483,970
Reinvested dividend distributions                                       23,551,470          25,171,137
Cost of shares redeemed                                                (85,013,361)        (82,987,994)
                                                                     -------------       -------------
Net change in net assets from trust share transactions                 (20,186,392)        (18,332,887)
                                                                     -------------       -------------
Net change in net assets                                               (19,225,959)         33,511,960
NET ASSETS:
Beginning of period                                                    628,697,969         595,186,009
                                                                     -------------       -------------
End of period (including undistributed net investment
income of $1,804,431 and $553,971, respectively)                      $609,472,010        $628,697,969
                                                                      ============        ============

The acccompanying notes are an integral part of the financial statements.





Lutheran Brotherhood Money Market Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 1996

ASSETS:
Investments in securities, at amortized
cost and value                                                        $417,415,542
Cash                                                                     1,910,929
Interest receivable                                                        595,029
                                                                     -------------
Total assets                                                           419,921,500
                                                                     -------------
LIABILITIES:
Payable for investment securities purchased                              2,046,786
Dividends payable                                                           42,954
Accrued expenses                                                           223,171
                                                                     -------------
Total liabilities                                                        2,312,911
                                                                     -------------
NET ASSETS                                                            $417,608,589
                                                                     =============

NET ASSETS CONSIST OF:
Trust capital (417,608,589 shares of
 beneficial interest outstanding)                                     $417,608,589
                                                                     =============

Net asset value, offering price and redemption
 price per share ($417,608,589 (divided by) 417,608,589
shares of beneficial interest outstanding)                                   $1.00
                                                                            ======


Statement of Operations
Year Ended October 31, 1996

INVESTMENT INCOME:
Income --
Interest income                                                        $21,295,851
                                                                     -------------
Expenses --
Investment advisory fee                                                  1,922,505
Transfer agent services                                                  1,239,592
Custodian fee                                                              348,761
Administrative personnel and services                                       87,973
Printing and postage                                                       388,764
Trust share registration costs                                              95,460
Auditing fees                                                               12,749
Legal fees                                                                   4,330
Trustees' fees                                                               8,961
Miscellaneous                                                               11,817
                                                                     -------------
Total expenses before expense reimbursement                              4,120,912
Expense reimbursement from
investment advisor                                                        (246,901)
                                                                     -------------
Net expenses                                                             3,874,011
                                                                     -------------
Net investment income                                                  $17,421,840
                                                                      ============





Statement of Changes in Net Assets
Years Ended October 31, 1996 and 1995
                                                                              Year                Year
                                                                             Ended               Ended
                                                                          10/31/96            10/31/95
                                                                     -------------       -------------
OPERATIONS:
Net investment income                                                  $17,421,840         $14,921,673
                                                                     -------------       -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                  (17,421,840)        (14,921,673)
                                                                     -------------       -------------
TRUST SHARE TRANSACTIONS:
Proceeds from sale of shares                                           692,236,105         547,639,011
Reinvested dividend distributions                                       17,063,037          14,549,671
Cost of shares redeemed                                               (632,774,820)       (497,972,433)
                                                                     -------------       -------------
Net increase in net assets from trust share transactions                76,524,322          64,216,249
                                                                     -------------       -------------
Net increase in net assets                                              76,524,322          64,216,249
NET ASSETS:
Beginning of period                                                    341,084,267         276,868,018
                                                                     -------------       -------------
End of period                                                         $417,608,589        $341,084,267
                                                                     =============       =============

The accompanying notes are an integral part of the financial statements.




The Lutheran Brotherhood Family of Funds
Notes to Financial Statements
October 31, 1996

(1) Organization

The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into seven series (the "Fund(s)"), each with its own investment objective and policies. The seven Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund. The Lutheran Brotherhood World Growth Fund's registration was declared effective by the Securities Exchange Commission and began operations as a series of The Lutheran Brotherhood Family of Funds on September 5, 1995.

(2) Significant Accounting Policies

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Securities traded on the over-the-counter market and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered to best represent the value in the circumstances, based on quotes that are obtained from an independent pricing service or by dealers that make markets in the securities. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions in pursuit of their investment objectives. When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Investment Income

Interest income is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount. Interest earned on debt securities also includes amortization of premium for the Opportunity Growth, World Growth Fund, LB Fund, High Yield and Municipal Bond Funds and the accrual of market discount for the Opportunity Growth, World Growth, LB Fund and High Yield Funds. Market discount, if any, is recognized for tax purposes when bonds are sold for the Income and Municipal Bond Funds. Dividend income is recorded on the ex- dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Options, Financial Futures and
Forward Foreign Currency Contracts

All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The LB World Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Foreign Currency Translations

Securities and other assets and liabilities of the LB World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are not segregated from gains and losses that arise from changes in market prices of investments, and are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes

It is the policy of each Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their taxable income on a timely basis, including any net realized gain on investments each year. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Accordingly, no provision for federal income tax is necessary. Each Fund is treated as a separate taxable entity for federal income tax purposes.



The Lutheran Brotherhood Family of Funds
Notes to Financial Statements (Continued)
October 31, 1996
When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Dollar Roll Transactions

The Income Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. The Income Fund earned $705,157 from such fees.

Organization Costs

Organization costs incurred in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth and World Growth Funds, declared and paid quarterly for the LB Fund, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily (including short-term net realized gains and losses) and paid monthly for the Money Market Fund. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to trust capital accounts on the statements of assets and liabilities. As a result of permanent book-to-tax differences for the year ended October 31, 1996, accumulated net realized gain or loss from the sale of investments was decreased by $3,357,988, $29,959, $3,141,889, $19,895, and $34,339, respectively, for the Opportunity Growth, World Growth, LB Fund, Income and Municipal Bond Funds; undistributed net investment income was increased by $2,075,439, $30,383, $19,895, and $34,339, respectively, for the Opportunity Growth, World Growth, Income and Municipal Bond Funds; and net increases (decreases) of $1,282,549, ($424) and $3,141,889, respectively, for the Opportunity Growth, World Growth and LB Fund, were reclassified into trust capital. These reclassifications have no effect on net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

Other

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis. Each Fund is charged for the operating expenses that are directly attributable to it. Fund operating expenses that cannot be directly attributable to a Fund are either shared equally or allocated among them based on the relative net assets of each Fund or via other methodologies.

(3) Fees And Compensation Paid To Affiliates

Investment Advisory Fees

Each Fund pays Lutheran Brotherhood Research Corp. (LBRC), the Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth Fund, 0.75% for the first $100 million in assets, 0.65% for the next $150 million in assets, 0.60% for the next $250 million in assets, 0.55% for the next $500 million in assets, and 0.50% for assets over $1 billion; World Growth Fund, 1.25% for the first $20 million in assets, 1.10% for the next $30 million in assets, and 1.0% of net assets over $50 million; LB Fund and High Yield Fund, 0.65% for the first $500 million in assets, 0.60% for the next $500 million, and 0.55% for assets over $1 billion; Income Fund, 0.60% for the first $500 million in assets, 0.575% for the next $500 million in assets, and 0.55% for assets over $1 billion; Municipal Bond Fund, 0.575% for the first $500 million in assets, 0.5625% for the next $500 million, and 0.55% for assets over $1 billion; Money Market Fund, 0.50% for the first $500 million in assets, 0.475% for the next $500 million, 0.45% for the next $500 million, 0.425% for the next $500 million, and 0.40% for assets over $2 billion.

LBRC has entered into a sub-advisory agreement with Rowe Price - Fleming International, Inc. for the performance of various sub-advisory services for the World Growth Fund. For these services, LBRC pays a portion of an annual sub-advisory fee that is based on the following annual rates of combined average daily net assets of the Lutheran Brotherhood World Growth Fund and the LB Series Fund, Inc. - World Growth Portfolio: 0.75% for the first $20 million in assets; 0.60% for the next $30 million, and 0.50% for assets over $50 million. When combined annual average assets exceed $200 million, the fee will be equal to 0.50% of all of the World Growth Fund's annual average daily net assets.

For the year ended October 31, 1996, the advisory fees of the World Growth Fund totaled $392,419 of which $66,807 were voluntarily waived by LBRC to limit the World Growth Fund's expense ratio to 1.95% of average daily net assets. The Money Market Fund advisory fees totaled $1,922,505 of which $246,901 were voluntarily waived by LBRC to limit the Money Market Fund's expense ratio. LBRC had voluntarily assumed expenses in excess of 1.10% of average daily net assets of the Money Market Fund through March 31, 1996. Effective April 1, 1996, LBRC voluntarily lowered the expense limit prospectively to 0.95% of the Money Market Fund's average daily net assets. LBRC can terminate its voluntary waiver of expenses for these Funds at any time at its discretion.

Sales Charges and Other Fees

For the year ended October 31, 1996, Lutheran Brotherhood Securities Corp.
(LBSC), the Trust's distributor, received sales charges paid by purchasers of Fund shares of: Opportunity Growth Fund, $2,272,864; World Growth Fund, $857,697; LB Fund, $2,306,035; High Yield Fund, $3,372,402; Income Fund,
$1,486,518; and Municipal Bond Fund, $988,150. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds. LBSC also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. Effective January 1, 1996, a new agreement went into effect whereby LBSC will receive an annual fee equal to 0.0225% of average daily net assets. LBSC received the following compensation for the year ended October 31, 1996: Opportunity Growth Fund, $51,379; World Growth Fund, $8,217; LB Fund, $163,270; High Yield Fund, $148,767; Income Fund, $207,659; Municipal Bond Fund, $142,190; and Money Market Fund, $87,973. In addition, LBSC provides the Funds with transfer agent services pursuant to an agreement and received the following compensation:
Opportunity Growth Fund, $865,339; World Growth Fund, $169,451; LB Fund, $1,610,381; High Yield Fund, $1,061,296; Income Fund, $1,382,275; Municipal
Bond Fund, $516,423; and Money Market Fund, $1,239,592.

The Funds have adopted a trustee fee deferral plan which allows the Trustees to defer the receipt of all or a portion of Trustee fees that are payable on or after January 1, 1996. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of LBRC and LBSC; however, they receive no compensation from the Funds.

(4) Securities Lending

To generate additional income, the Funds may participate in a securities lending program administered by the Fund's custodian bank. Securities are periodically loaned to brokers, banks or other institutional borrowers of securities, for which collateral in the form of cash, U.S. government securities, or letter of credit is received by the custodian in an amount at least equal to the market value of securities loaned. Collateral received in the form of cash is invested in short-term investments by the custodian from which earnings are shared between the borrower, the custodian and the Fund at negotiated rates. The risks to the Fund are that it may experience delays in recovery or even loss of rights in the collateral should the borrower of securities fail financially. There were no security loans during the year ended October 31, 1996.

(5) Distributions From Capital Gains

During the year ended October 31, 1996, distributions from net realized capital gains of $33,356,556, and $44,162,422, were paid by the LB Opportunity Growth Fund and the LB Fund, respectively. These distributions related to net capital gains realized during the prior fiscal year ended October 31, 1995.

(6) Capital Loss Carryover

During the year ended October 31, 1996, the High Yield Fund fully utilized the remaining $14,624,938 of its capital loss carryover, and the Municipal Bond Fund utilized $191,020 of its capital loss carryover against net realized capital gains. At October 31,1996, the Income and Municipal Bond Funds had accumulated net realized capital loss carryovers expiring as follows:

                   Income        Municipal Bond
Year                Fund             Fund
-----         ----------------   --------------
2002            $40,056,911        $6,216,650
2003                     --           134,719
2004              8,472,280                --
              ----------------   --------------
Total           $48,529,191        $6,351,369
              =============      ==============

To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $438,772, $74,997, $224,998, $933,996, $604,205, and
$1,637,733 existed between net realized capital gains or losses for financial statement and tax purposes as of October 31, 1996 for the Opportunity Growth, World Growth, LB Fund, LB High Yield Fund, LB Income and Municipal Bond Funds, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(7) Shareholder Notification Of
Federal Income Tax Status

The LB Fund designates 100% of the dividends declared from net investment income as dividends qualifying for the 70% corporate dividends received deduction and the Municipal Bond Fund designates 100% of the dividends declared from net investment income as exempt from federal income tax for the year ended October 31, 1996. The Opportunity Growth Fund and the LB Fund designate $287,685 and $2,292,861, respectively, as capital gain distributions resulting from earnings and profits distributed to shareholders on redemption of fund shares during the year.

(8) Investment Transactions

Purchases and Sales of Investment Securities

For the year ended October 31, 1996, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short term securities were as follows:

                              $(thousands)
                   ------------------------------------
Fund                     Purchases              Sales
-------------------------------------------------------
Opportunity Growth       $434,371              $372,997
World Growth Fund          38,946                 3,690
LB Fund                   661,222               633,819
High Yield                698,280               628,358
Income                    546,148               570,345
Municipal Bond            202,986               223,531

Purchases and sales of U.S. Government securities were:
                                      $(thousands)
                   ------------------------------------
Fund                     Purchases              Sales
-------------------------------------------------------
LB Fund                  $  2,722              $  4,681
Income                    714,473               677,416

Investments in Restricted Securities

The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. At October 31, 1996, the restricted securities held by the High Yield Fund had no market value.


Investments in High Yielding Securities

The High Yield Fund invests primarily in high yielding fixed income securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the year were as follows:

                              Opportunity Growth           Income Fund
                              -------------------   --------------------
                              Number of    Premium  Number of   Premium
                              Contracts    Amount   Contracts   Amount
                              ----------   -------  ---------   --------
Balance at October 31, 1995           --        --         --         --
Opened                             1,414 $ 266,398     11,675  $ 631,417
Closed                            (1,414) (266,398)   (11,075)  (465,983)
Expired                               --        --       (200)   (22,786)
Exercised                             --        --         --         --
                              ----------  --------   -------- ----------

Balance at October 31, 1996           --     $  --        400  $ 142,648
                              ==========  ========   ========  =========


Foreign Denominated Investments

The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.


(9) Shares Of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:

                                    Opportunity            World                              High
                                         Growth           Growth          LB Fund            Yield
                                   ------------     ------------     ------------     ------------
Shares outstanding at
October 31, 1996                      9,251,022               --       31,038,031       56,392,328
Shares sold                           4,092,712        1,656,709        2,728,955       13,395,549
Shares issued on reinvestment
of dividends and distributions               --               --          354,095        4,301,940
Shares redeemed                      (1,368,095)          (2,513)      (3,657,566)      (8,273,232)
                                   ------------     ------------     ------------     ------------
Shares outstanding at
October 31, 1996                     11,975,639        1,654,196       30,463,515       65,816,585
Shares sold                           6,711,097        4,309,447        3,864,306       15,831,978
Shares issued on reinvestment
of dividends and distributions        2,801,319            2,995        2,392,606        4,373,177
Shares redeemed                      (1,973,395)        (381,546)      (3,398,596)      (9,697,248)
                                   ------------     ------------     ------------     ------------
Shares outstanding at
October 31, 1996                     19,514,660        5,585,092       33,321,831       76,324,492
                                   ============     ============     ============     ============

(9) Shares of Beneficial Interest (Continued)

                                         Income        Municipal            Money
                                           Fund             Bond           Market
                                   ------------     ------------     ------------
Shares outstanding at
October 31, 1996                    113,189,726       75,488,401      276,868,018
Shares sold                           5,470,573        4,792,917      547,639,011
Shares issued on reinvestment
of dividends and distributions        5,624,521        3,067,030       14,549,671
Shares redeemed                     (16,216,513)     (10,087,527)    (497,972,433)
                                   ------------     ------------     ------------
Shares outstanding at
October 31, 1996                    108,068,307       73,260,821      341,084,267
Shares sold                           6,482,945        4,807,171      692,236,105
Shares issued on reinvestment
of dividends and distributions        5,621,887         2,755,029      17,063,037
Shares redeemed                     (17,687,759)      (9,927,341)    (632,774,820)
                                   ------------     ------------     ------------
Shares outstanding at
October 31, 1996                    102,485,380       70,895,680      417,608,589
                                   ============     ============     ============


 (10) Financial Highlights

"Financial highlights" showing per share data and selected information is presented in the prospectus.




The Lutheran Brotherhood Family of Funds

Lutheran Brotherhood Opportunity Growth Fund
Lutheran Brotherhood World Growth Fund
Lutheran Brotherhood Fund
Lutheran Brotherhood High Yield Fund
Lutheran Brotherhood Income Fund
Lutheran Brotherhood Municipal Bond Fund
Lutheran Brotherhood Money Market Fund

Trustees

Rolf F. Bjelland
Charles W. Arnason
Herbert F. Eggerding, Jr.
Connie M. Levi
Bruce J. Nicholson
Ruth E. Randall

Officers

Rolf F. Bjelland                  Wade M. Voigt
Chairman and President            Treasurer

James R. Olson                    Rand E. Mattsson
Vice President                    Assistant Treasurer

James M. Walline                  James M. Odland
Vice President                    Assistant Secretary

Otis F. Hilbert                   Randall L. Wetherille
Secretary and Vice President      Assistant Secretary

Richard B. Ruckdashel
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.

[LUTHERAN BROTHERHOOD LOGO]

LUTHERAN BROTHERHOOD
SECURITIES CORP.

625 Fourth Avenue South
Minneapolis, Minnesota 55415
 s
Bulk Rate
U.S. Postage
PAID
Minneapolis, MN
Permit No.1529

SC 502

[GRAPHIC OF PRINTED WITH SOY INK LOGO OMITTED]